Prospectus

May 1, 2016

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2005 Fund		GMIZX
MyDestination 2015 Fund		GMTZX
MyDestination 2025 Fund		GMWZX
MyDestination 2035 Fund		GMHZX
MyDestination 2045 Fund		GMFZX
MyDestination 2055 Fund		GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund	GIPYX	GIPZX
Global Bond Fund	GGBEX	GGBFX
Flexible Income Fund		GFLZX
Defensive Market Strategies Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Real Estate Securities Fund	GREYX	GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Natural Resources Equity Fund		GNRZX

This Prospectus contains important information about the Funds, including information on investment policies, risks and fees. For your own benefit and protection, you should read it before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has the SEC determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

GuideStone Funds

2 | GuideStone Funds Prospectus

For More Information	Back cover

Do you have questions about terms we use in this Prospectus?

For information about key terms and concepts, look for our explanations shown in boxes. For definitions of investment terms, refer to the glossary in the back of this Prospectus.

GuideStone Funds Prospectus | 3

GuideStone Funds MyDestination 2005 Fund	Investor GMIZX

Investment Objective

The MyDestination 2005 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2005 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management fee	0.10%
Other expenses	0.40%
Acquired Fund fees and expenses	0.54%
Total annual operating expenses	1.04%
Fee waiver & expense reimbursement(1)	(0.15)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	0.89%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.35% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2017. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment in the Flexible Income Fund and/or the Global Natural Resources Equity Fund through April 30, 2017. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current Other expenses based on changes to shareholder service fees and current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
1 Year	$91
3 Years	$316
5 Years	$559
10 Years	$1,257

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

4 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund, through investments predominantly in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 12 years after the retirement year.

•	The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, during a shareholder’s later retirement years and 12 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of May 2016.

	May 2016	12 Years After
	Retirement 2005(4)
Fixed Income Select Funds(1)(2)	53.67%	55.00%
Money Market	0.00%	0.00%
Low-Duration Bond	40.25%	41.24%
Medium-Duration Bond	10.73%	11.00%
Extended-Duration Bond	0.00%	0.00%
Global Bond	2.69%	2.76%

U.S. Equity Select Funds(2)(3)	20.87%	19.80%
Defensive Market Strategies	9.67%	9.00%
Equity Index	3.36%	3.24%
Value Equity	3.36%	3.24%
Growth Equity	3.36%	3.24%
Small Cap Equity	1.12%	1.08%

Non-U.S. Equity Select Funds(2)	7.46%	7.20%
International Equity Index	1.96%	1.90%
International Equity	3.93%	3.79%
Emerging Markets Equity	1.57%	1.51%

Real Assets Select Funds(1)(2)	18.00%	18.00%
Inflation Protected Bond	10.00%	10.00%
Flexible Income	5.00%	5.00%
Real Estate Securities	1.00%	1.00%
Global Natural Resources Equity	2.00%	2.00%

(1)	These target allocations may include investment grade and high yield (“junk bond”) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.
(4)	The retirement year of 2005 assumes that an investor retired at age 65.

•	The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 12 years after the retirement year through a merger with the Conservative Allocation Fund, provided that the Fund’s Board of Trustees (“Board”) determines that the merger is in the best interests of the Fund and its shareholders. If such a merger is not possible, the Board will consider other available options, including the continued operation of the Fund, merger with another fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•	The Adviser establishes the asset mix of the Fund based on the target retirement date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

GuideStone Funds Prospectus | 5

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the target retirement date.

•	Because the Fund owns Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund owns Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•	Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond they issue, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	Because the Fund owns Select Funds that invest in senior secured and unsecured floating rate loans (“Senior Loans”), the Fund will be exposed to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are often below investment grade and are considered to be inherently speculative. In addition, the Fund’s exposure to Senior Loans may heighten the Fund’s collateral and liquidity risks. There is a risk that the value of the collateral securing a Senior Loan may decline after investment and that the collateral may not be sufficient to cover the amount owed. Regarding liquidity risk, Senior Loans may not have an active trading market and are generally subject to restrictions on transfer, so they may not be sold at a time when it is desirable to do so or may only be sold at prices that are less than what is thought to be their fair value.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

6 | GuideStone Funds Prospectus

•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 11.63% 6/2009	Worst Quarter: (12.09)% 12/2008

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Since Inception (12/29/2006)
Investor Class before taxes	(1.63)%	3.64%	3.17%
Investor Class after taxes on distributions(1)	(3.34)%	2.65%	2.14%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.09%	2.59%	2.18%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.54%	0.70%	2.25%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.53%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	6.46%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	(5.70)%	1.10%	0.58%
Composite Index (reflects no deduction for fees, expenses or taxes)	(0.82)%	3.64%	3.36%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”).

(2)	Returns may be higher than other returns shown above for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

GuideStone Funds Prospectus | 7

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Ronald C. Dugan, Jr., CFA, CPA President	Since August 2010
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

8 | GuideStone Funds Prospectus

GuideStone Funds MyDestination 2015 Fund	Investor GMTZX

Investment Objective

The MyDestination 2015 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2015 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management fee	0.10%
Other expenses	0.29%
Acquired Fund fees and expenses	0.61%
Total annual operating expenses	1.00%
Fee waiver & expense reimbursement(1)	(0.04)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	0.96%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.35% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2017. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment in the Flexible Income Fund and/or the Global Natural Resources Equity Fund through April 30, 2017. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current Other expenses based on changes to shareholder service fees and current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
1 Year	$98
3 Years	$314
5 Years	$549
10 Years	$1,221

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

GuideStone Funds Prospectus | 9

Principal Investment Strategies

•	The Fund, through investments predominantly in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 12 years after the retirement year.

•	The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until 12 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of May 2016.

	May 2016	5 Years After	10 Years After	12 Years After
	Retirement 2015(4)
Fixed Income Select Funds(1)(2)	32.83%	39.50%	50.49%	55.00%
Money Market	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	14.01%	19.75%	37.86%	41.24%
Medium-Duration Bond	13.13%	15.80%	10.10%	11.00%
Extended-Duration Bond	1.20%	0.00%	0.00%	0.00%
Global Bond	4.49%	3.95%	2.53%	2.76%

U.S. Equity Select Funds(2)(3)	36.53%	31.59%	23.21%	19.80%
Defensive Market Strategies	17.58%	15.25%	10.75%	9.00%
Equity Index	5.59%	4.84%	3.71%	3.24%
Value Equity	5.59%	4.84%	3.71%	3.24%
Growth Equity	5.59%	4.84%	3.71%	3.24%
Small Cap Equity	2.18%	1.82%	1.33%	1.08%

Non-U.S. Equity Select Funds(2)	12.64%	10.91%	8.30%	7.20%
International Equity Index	3.33%	2.87%	2.19%	1.90%
International Equity	6.66%	5.75%	4.37%	3.79%
Emerging Markets Equity	2.65%	2.29%	1.74%	1.51%

Real Assets Select Funds(1)(2)	18.00%	18.00%	18.00%	18.00%
Inflation Protected Bond	10.00%	10.00%	10.00%	10.00%
Flexible Income	5.00%	5.00%	5.00%	5.00%
Real Estate Securities	1.00%	1.00%	1.00%	1.00%
Global Natural Resources Equity	2.00%	2.00%	2.00%	2.00%

(1)	These target allocations may include investment grade and high yield (“junk bond”) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.
(4)	The retirement year of 2015 assumes that an investor retired at age 65.

•	The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 12 years after the retirement year through a merger with the Conservative Allocation Fund, provided that the Fund’s Board of Trustees (“Board”) determines that the merger is in the best interests of the Fund and its shareholders. If such a merger is not possible, the Board will consider other available options, including the continued operation of the Fund, merger with another fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•	The Adviser establishes the asset mix of the Fund based on the target retirement date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

10 | GuideStone Funds Prospectus

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the target retirement date.

•	Because the Fund owns Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund owns Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent the Fund owns Select Funds that buy investments in convertible securities, the Fund’s value will fluctuate due to factors affecting a convertible security’s market value, which tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”

•	To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•	Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond they issue, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	To the extent the Fund owns Select Funds that buy investments in real estate, the Fund’s value will fluctuate

GuideStone Funds Prospectus | 11

due to factors affecting the real estate market, including, among others, overbuilding, change in rental fees, limited diversification and change in laws.

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 15.12% 6/2009	Worst Quarter: (15.87)% 12/2008

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Since Inception (12/29/2006)
Investor Class before taxes	(2.06)%	4.98%	3.57%
Investor Class after taxes on distributions(1)	(5.45)%	3.48%	2.34%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	1.20%	3.61%	2.52%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.54%	0.70%	2.25%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.53%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	6.46%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	(5.70)%	1.10%	0.58%
Composite Index (reflects no deduction for fees, expenses or taxes)	(1.11)%	5.00%	3.81%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

12 | GuideStone Funds Prospectus

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Ronald C. Dugan, Jr., CFA, CPA President	Since August 2010
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 13

GuideStone Funds MyDestination 2025 Fund	Investor GMWZX

Investment Objective

The MyDestination 2025 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2025 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management fee	0.10%
Other expenses	0.29%
Acquired Fund fees and expenses	0.65%
Total annual operating expenses	1.04%
Fee waiver & expense reimbursement(1)	(0.04)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	1.00%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.35% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2017. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment in the Flexible Income Fund and/or the Global Natural Resources Equity Fund through April 30, 2017. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current Other expenses based on changes to shareholder service fees and current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
1 Year	$102
3 Years	$327
5 Years	$570
10 Years	$1,267

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

14 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund, through investments predominantly in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 12 years after the retirement year.

•	The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until 12 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of May 2016.

	May 2016	Retirement 2025(4)	5 Years After	10 Years After	12 Years After
Fixed Income Select Funds(1)(2)	25.17%	32.00%	39.50%	50.49%	55.00%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	7.21%	12.80%	19.75%	37.86%	41.24%
Medium-Duration Bond	10.07%	12.80%	15.80%	10.10%	11.00%
Extended-Duration Bond	2.52%	1.60%	0.00%	0.00%	0.00%
Global Bond	5.37%	4.80%	3.95%	2.53%	2.76%

U.S. Equity Select Funds(2)(3)	44.74%	37.20%	31.59%	23.21%	19.80%
Defensive Market Strategies	17.83%	18.00%	15.25%	10.75%	9.00%
Equity Index	7.90%	5.66%	4.84%	3.71%	3.24%
Value Equity	7.90%	5.66%	4.84%	3.71%	3.24%
Growth Equity	7.90%	5.66%	4.84%	3.71%	3.24%
Small Cap Equity	3.21%	2.22%	1.82%	1.33%	1.08%

Non-U.S. Equity Select Funds(2)	17.92%	12.80%	10.91%	8.30%	7.20%
International Equity Index	4.72%	3.37%	2.87%	2.19%	1.90%
International Equity	9.44%	6.74%	5.75%	4.37%	3.79%
Emerging Markets Equity	3.76%	2.69%	2.29%	1.74%	1.51%

Real Assets Select Funds(1)(2)	12.17%	18.00%	18.00%	18.00%	18.00%
Inflation Protected Bond	4.66%	10.00%	10.00%	10.00%	10.00%
Flexible Income	2.17%	5.00%	5.00%	5.00%	5.00%
Real Estate Securities	2.42%	1.00%	1.00%	1.00%	1.00%
Global Natural Resources Equity	2.92%	2.00%	2.00%	2.00%	2.00%

(1)	These target allocations may include investment grade and high yield (“junk bond”) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.
(4)	The retirement year of 2025 assumes that an investor retired at age 65.

•	The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 12 years after the retirement year through a merger with the Conservative Allocation Fund, provided that the Fund’s Board of Trustees (“Board”) determines that the merger is in the best interests of the Fund and its shareholders. If such a merger is not possible, the Board will consider other available options, including the continued operation of the Fund, merger with another fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•	The Adviser establishes the asset mix of the Fund based on the target retirement date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

GuideStone Funds Prospectus | 15

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the target retirement date.

•	Because the Fund owns Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund owns Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent the Fund owns Select Funds that buy investments in convertible securities, the Fund’s value will fluctuate due to factors affecting a convertible security’s market value, which tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”

•	To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

16 | GuideStone Funds Prospectus

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 18.37% 6/2009	Worst Quarter: (19.75)% 12/2008

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Since Inception (12/29/2006)
Investor Class before taxes	(2.91)%	5.76%	3.46%
Investor Class after taxes on distributions(1)	(6.45)%	4.16%	2.22%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.84%	4.27%	2.47%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.54%	0.70%	2.25%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.53%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	6.46%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	(5.70)%	1.10%	0.58%
Composite Index (reflects no deduction for fees, expenses or taxes)	(1.81)%	5.90%	3.88%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

GuideStone Funds Prospectus | 17

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Ronald C. Dugan, Jr., CFA, CPA President	Since August 2010
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

18 | GuideStone Funds Prospectus

GuideStone Funds MyDestination 2035 Fund	Investor GMHZX

Investment Objective

The MyDestination 2035 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2035 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management fee	0.10%
Other expenses	0.30%
Acquired Fund fees and expenses	0.71%
Total annual operating expenses	1.11%
Fee waiver & expense reimbursement(1)	(0.05)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	1.06%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.35% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2017. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment in the Flexible Income Fund and/or the Global Natural Resources Equity Fund through April 30, 2017. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current Other expenses based on changes to shareholder service fees and current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
1 Year	$108
3 Years	$348
5 Years	$607
10 Years	$1,347

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

GuideStone Funds Prospectus | 19

Principal Investment Strategies

•	The Fund, through investments predominantly in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 12 years after the retirement year.

•	The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until 12 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of May 2016.

	May 2016	10 Years Before	Retirement 2035(4)	5 Years After	10 Years After	12 Years After
Fixed Income Select Funds(1)(2)	17.00%	24.00%	32.00%	39.50%	50.49%	55.00%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	1.10%	6.00%	12.80%	19.75%	37.86%	41.24%
Medium-Duration Bond	6.27%	9.60%	12.80%	15.80%	10.10%	11.00%
Extended-Duration Bond	1.10%	2.40%	1.60%	0.00%	0.00%	0.00%
Global Bond	8.53%	6.00%	4.80%	3.95%	2.53%	2.76%

U.S. Equity Select Funds(2)(3)	46.72%	45.85%	37.20%	31.59%	23.21%	19.80%
Defensive Market Strategies	2.33%	17.50%	18.00%	15.25%	10.75%	9.00%
Equity Index	12.68%	8.29%	5.66%	4.84%	3.71%	3.24%
Value Equity	12.68%	8.29%	5.66%	4.84%	3.71%	3.24%
Growth Equity	12.68%	8.29%	5.66%	4.84%	3.71%	3.24%
Small Cap Equity	6.35%	3.48%	2.22%	1.82%	1.33%	1.08%

Non-U.S. Equity Select Funds(2)	29.61%	18.90%	12.80%	10.91%	8.30%	7.20%
International Equity Index	7.80%	4.98%	3.37%	2.87%	2.19%	1.90%
International Equity	15.59%	9.95%	6.74%	5.75%	4.37%	3.79%
Emerging Markets Equity	6.22%	3.97%	2.69%	2.29%	1.74%	1.51%

Real Assets Select Funds(1)(2)	6.67%	11.25%	18.00%	18.00%	18.00%	18.00%
Inflation Protected Bond	0.00%	4.00%	10.00%	10.00%	10.00%	10.00%
Flexible Income	0.00%	1.50%	5.00%	5.00%	5.00%	5.00%
Real Estate Securities	3.33%	2.75%	1.00%	1.00%	1.00%	1.00%
Global Natural Resources Equity	3.34%	3.00%	2.00%	2.00%	2.00%	2.00%

(1)	These target allocations may include investment grade and high yield (“junk bond”) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.
(4)	The retirement year of 2035 assumes that an investor retired at age 65.

•	The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 12 years after the retirement year through a merger with the Conservative Allocation Fund, provided that the Fund’s Board of Trustees (“Board”) determines that the merger is in the best interests of the Fund and its shareholders. If such a merger is not possible, the Board will consider other available options, including the continued operation of the Fund, merger with another fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•	The Adviser establishes the asset mix of the Fund based on the target retirement date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

20 | GuideStone Funds Prospectus

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the target retirement date.

•	Because the Fund owns Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund owns Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

GuideStone Funds Prospectus | 21

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 19.35% 6/2009	Worst Quarter: (22.71)% 12/2008

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Since Inception (12/29/2006)
Investor Class before taxes	(4.30)%	6.13%	3.09%
Investor Class after taxes on distributions(1)	(8.31)%	4.43%	1.87%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.53%	4.65%	2.27%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.54%	0.70%	2.25%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.53%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	6.46%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	(5.70)%	1.10%	0.58%
Composite Index (reflects no deduction for fees, expenses or taxes)	(2.63)%	6.87%	3.90%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Ronald C. Dugan, Jr., CFA, CPA President	Since August 2010
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

22 | GuideStone Funds Prospectus

GuideStone Funds MyDestination 2045 Fund	Investor GMFZX

Investment Objective

The MyDestination 2045 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2045 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management fee	0.10%
Other expenses	0.31%
Acquired Fund fees and expenses	0.75%
Total annual operating expenses	1.16%
Fee waiver & expense reimbursement(1)	(0.06)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	1.10%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.35% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2017. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment in the Flexible Income Fund and/or the Global Natural Resources Equity Fund through April 30, 2017. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current Other expenses based on changes to shareholder service fees and current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
1 Year	$112
3 Years	$363
5 Years	$633
10 Years	$1,404

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its portfolio.

GuideStone Funds Prospectus | 23

Principal Investment Strategies

•	The Fund, through investments predominantly in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 12 years after the retirement year.

•	The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until 12 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of May 2016.

	May 2016	20 Years Before	10 Years Before	Retirement 2045(4)	5 Years After	10 Years After	12 Years After
Fixed Income Select Funds(1)(2)	7.00%	15.25%	24.00%	32.00%	39.50%	50.49%	55.00%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	0.75%	6.00%	12.80%	19.75%	37.86%	41.24%
Medium-Duration Bond	0.75%	5.00%	9.60%	12.80%	15.80%	10.10%	11.00%
Extended-Duration Bond	0.00%	1.00%	2.40%	1.60%	0.00%	0.00%	0.00%
Global Bond	6.25%	8.50%	6.00%	4.80%	3.95%	2.53%	2.76%

U.S. Equity Select Funds(2)(3)	51.80%	47.44%	45.85%	37.20%	31.59%	23.21%	19.80%
Defensive Market Strategies	0.00%	1.50%	17.50%	18.00%	15.25%	10.75%	9.00%
Equity Index	14.58%	13.12%	8.29%	5.66%	4.84%	3.71%	3.24%
Value Equity	14.58%	13.12%	8.29%	5.66%	4.84%	3.71%	3.24%
Growth Equity	14.58%	13.12%	8.29%	5.66%	4.84%	3.71%	3.24%
Small Cap Equity	8.06%	6.58%	3.48%	2.22%	1.82%	1.33%	1.08%

Non-U.S. Equity Select Funds(2)	34.53%	30.64%	18.90%	12.80%	10.91%	8.30%	7.20%
International Equity Index	9.09%	8.07%	4.98%	3.37%	2.87%	2.19%	1.90%
International Equity	18.19%	16.14%	9.95%	6.74%	5.75%	4.37%	3.79%
Emerging Markets Equity	7.25%	6.43%	3.97%	2.69%	2.29%	1.74%	1.51%

Real Assets Select Funds(1)(2)	6.67%	6.67%	11.25%	18.00%	18.00%	18.00%	18.00%
Inflation Protected Bond	0.00%	0.00%	4.00%	10.00%	10.00%	10.00%	10.00%
Flexible Income	0.00%	0.00%	1.50%	5.00%	5.00%	5.00%	5.00%
Real Estate Securities	3.33%	3.33%	2.75%	1.00%	1.00%	1.00%	1.00%
Global Natural Resources Equity	3.34%	3.34%	3.00%	2.00%	2.00%	2.00%	2.00%

(1)	These target allocations may include investment grade and high yield (“junk bond”) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.
(4)	The retirement year of 2045 assumes that an investor retired at age 65.

•	The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 12 years after the retirement year through a merger with the Conservative Allocation Fund, provided that the Fund’s Board of Trustees (“Board”) determines that the merger is in the best interests of the Fund and its shareholders. If such a merger is not possible, the Board will consider other available options, including the continued operation of the Fund, merger with another fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•	The Adviser establishes the asset mix of the Fund based on the target retirement date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

24 | GuideStone Funds Prospectus

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the target retirement date.

•	Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund owns Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

GuideStone Funds Prospectus | 25

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 19.43% 6/2009	Worst Quarter: (24.19)% 12/2008

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Since Inception (12/29/2006)
Investor Class before taxes	(4.46)%	6.26%	2.87%
Investor Class after taxes on distributions(1)	(8.43)%	4.41%	1.59%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.48%	4.81%	2.12%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.54%	0.70%	2.25%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.53%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	6.46%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	(5.70)%	1.10%	0.58%
Composite Index (reflects no deduction for fees, expenses or taxes)	(2.87)%	7.02%	3.74%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Ronald C. Dugan, Jr., CFA, CPA President	Since August 2010
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

26 | GuideStone Funds Prospectus

GuideStone Funds MyDestination 2055 Fund	Investor GMGZX

Investment Objective

The MyDestination 2055 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2055 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management fee	0.10%
Other expenses	0.63%
Acquired Fund fees and expenses	0.75%
Total annual operating expenses	1.48%
Fee waiver & expense reimbursement(1)	(0.38)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	1.10%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.35% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2017. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment in the Flexible Income Fund and/or the Global Natural Resources Equity Fund through April 30, 2017. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current Other expenses based on changes to shareholder service fees and current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
1 Year	$112
3 Years	$431
5 Years	$772
10 Years	$1,736

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its portfolio.

GuideStone Funds Prospectus | 27

Principal Investment Strategies

•	The Fund, through investments predominantly in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 12 years after the retirement year.

•	The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until 12 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of May 2016.

	May 2016	30 Years Before	20 Years Before	10 Years Before	Retirement 2055(4)	5 Years After	10 Years After	12 Years After
Fixed Income Select Funds(1)(2)	5.00%	6.50%	15.25%	24.00%	32.00%	39.50%	50.49%	55.00%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	0.00%	0.75%	6.00%	12.80%	19.75%	37.86%	41.24%
Medium-Duration Bond	0.00%	0.25%	5.00%	9.60%	12.80%	15.80%	10.10%	11.00%
Extended-Duration Bond	0.00%	0.00%	1.00%	2.40%	1.60%	0.00%	0.00%	0.00%
Global Bond	5.00%	6.25%	8.50%	6.00%	4.80%	3.95%	2.53%	2.76%

U.S. Equity Select Funds(2)(3)	53.00%	52.11%	47.44%	45.85%	37.20%	31.59%	23.21%	19.80%
Defensive Market Strategies	0.00%	0.00%	1.50%	17.50%	18.00%	15.25%	10.75%	9.00%
Equity Index	14.86%	14.66%	13.12%	8.29%	5.66%	4.84%	3.71%	3.24%
Value Equity	14.86%	14.66%	13.12%	8.29%	5.66%	4.84%	3.71%	3.24%
Growth Equity	14.86%	14.66%	13.12%	8.29%	5.66%	4.84%	3.71%	3.24%
Small Cap Equity	8.42%	8.13%	6.58%	3.48%	2.22%	1.82%	1.33%	1.08%

Non-U.S. Equity Select Funds(2)	35.33%	34.72%	30.64%	18.90%	12.80%	10.91%	8.30%	7.20%
International Equity Index	9.30%	9.15%	8.07%	4.98%	3.37%	2.87%	2.19%	1.90%
International Equity	18.61%	18.28%	16.14%	9.95%	6.74%	5.75%	4.37%	3.79%
Emerging Markets Equity	7.42%	7.29%	6.43%	3.97%	2.69%	2.29%	1.74%	1.51%

Real Assets Select Funds(1)(2)	6.67%	6.67%	6.67%	11.25%	18.00%	18.00%	18.00%	18.00%
Inflation Protected Bond	0.00%	0.00%	0.00%	4.00%	10.00%	10.00%	10.00%	10.00%
Flexible Income	0.00%	0.00%	0.00%	1.50%	5.00%	5.00%	5.00%	5.00%
Real Estate Securities	3.33%	3.33%	3.33%	2.75%	1.00%	1.00%	1.00%	1.00%
Global Natural Resources Equity	3.34%	3.34%	3.34%	3.00%	2.00%	2.00%	2.00%	2.00%

(1)	These target allocations may include investment grade and high yield (“junk bond”) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.
(4)	The retirement year of 2055 assumes that an investor retired at age 65.

•	The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 12 years after the retirement year through a merger with the Conservative Allocation Fund, provided that the Fund’s Board of Trustees (“Board”) determines that the merger is in the best interests of the Fund and its shareholders. If such a merger is not possible, the Board will consider other available options, including the continued operation of the Fund, merger with another fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•	The Adviser establishes the asset mix of the Fund based on the target retirement date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds, as well as its outlook for the economy and financial markets.

•	Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

28 | GuideStone Funds Prospectus

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no target date fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the target retirement date.

•	Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund owns Select Funds that invest in fixed-income securities with longer durations (e.g., greater than seven years), the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

GuideStone Funds Prospectus | 29

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return year ended 12/31

Best Quarter: 10.20% 3/2012	Worst Quarter: (10.02)% 9/2015

Average Annual Total Returns as of 12/31/15

	One Year	Since Inception (01/01/2012)
Investor Class before taxes	(4.48)%	8.31%
Investor Class after taxes on distributions(1)	(6.48)%	6.76%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(1.14)%	6.32%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.54%	0.49%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	2.13%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	15.15%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	(5.70)%	5.13%
Composite Index (reflects no deduction for fees, expenses or taxes)	(2.89)%	9.75%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Ronald C. Dugan, Jr., CFA, CPA President	Since January 2012
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since January 2012
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

30 | GuideStone Funds Prospectus

GuideStone Funds Conservative Allocation Fund	Institutional GCAYX Investor GFIZX

Investment Objective

The Conservative Allocation Fund seeks current income and modest capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conservative Allocation Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.06%	0.31%
Acquired Fund fees and expenses	0.56%	0.56%
Total annual operating expenses(1)	0.72%	0.97%

(1)	The expense information in the table has been restated to reflect current Total annual operating expenses of the Institutional Class due to its inception date of November 23, 2015, and to reflect current Other expenses for the Investor Class based on changes to shareholder service fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$74	$99
3 Years	$230	$309
5 Years	$401	$536
10 Years	$894	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

GuideStone Funds Prospectus | 31

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of fixed-income securities with a smaller percentage of equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)(2)	55%	45-75%
Money Market	2%	0-10%
Low-Duration Bond	39%	25-55%
Medium-Duration Bond	11%	5-25%
Global Bond	3%	0-10%

U.S. Equity Select Funds(2)(3)	20%	10-30%
Defensive Market Strategies	9%	2-20%
Value Equity	5%	0-10%
Growth Equity	5%	0-10%
Small Cap Equity	1%	0-10%

Non-U.S. Equity Select Funds(2)	7%	2-15%
International Equity	6%	2-15%
Emerging Markets Equity Fund	1%	0-10%

Real Assets Select Funds(1)(2)	18%	10-30%
Inflation Protected Bond	10%	5-25%
Flexible Income	5%	2-15%
Real Estate Securities	1%	0-10%
Global Natural Resources Equity	2%	0-10%

(1)	These target allocations may include investment grade and high yield (“junk bond”) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.

•	Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•	Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

32 | GuideStone Funds Prospectus

•	Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond they issue, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	Because the Fund owns Select Funds that invest in senior secured and unsecured floating rate loans (“Senior Loans”), the Fund will be exposed to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are often below investment grade and are considered to be inherently speculative. In addition, the Fund’s exposure to Senior Loans may heighten the Fund’s collateral and liquidity risks. There is a risk that the value of the collateral securing a Senior Loan may decline after investment and that the collateral may not be sufficient to cover the amount owed. Regarding liquidity risk, Senior Loans may not have an active trading market and are generally subject to restrictions on transfer, so they may not be sold at a time when it is desirable to do so or may only be sold at prices that are less than what is thought to be their fair value.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets
(although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	Because the Fund owns a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to

GuideStone Funds Prospectus | 33

those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31*

Best Quarter: 8.00% 6/2009	Worst Quarter: (5.97)% 12/2008

*	The Institutional Class commenced operations on November 23, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

Average Annual Total Returns as of 12/31/15*

	One Year	Five Years	Ten Years	Since Inception* (08/27/2001)
Investor Class before taxes	(1.69)%	2.38%	3.26%	3.44%
Investor Class after taxes on distributions(1)	(3.49)%	1.11%	1.90%	2.11%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.16%	1.65%	2.33%	2.44%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.54%	0.70%	2.42%	2.58%

	One Year	Five Years	Ten Years	Since Inception* (08/27/2001)
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	7.36%	6.36%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	(5.70)%	1.10%	2.90%	5.38%
Composite Index (reflects no deduction for fees, expenses or taxes)	(0.88)%	2.89%	3.75%	3.80%

*	The Institutional Class commenced operations on November 23, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Ronald C. Dugan, Jr., CFA, CPA President	Since August 2010
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

34 | GuideStone Funds Prospectus

GuideStone Funds Balanced Allocation Fund	Institutional GBAYX Investor GGIZX

Investment Objective

The Balanced Allocation Fund seeks moderate capital appreciation with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Allocation Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.02%	0.28%
Acquired Fund fees and expenses	0.65%	0.65%
Total annual operating expenses(1)	0.77%	1.03%
(1)	The expense information in the table has been restated to reflect current Total annual operating expenses of the Institutional Class due to its inception date of November 23, 2015, and to reflect current Other expenses for the Investor Class based on changes to shareholder service fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$79	$105
3 Years	$246	$328
5 Years	$428	$569
10 Years	$954	$1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

GuideStone Funds Prospectus | 35

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines approximately equal percentages of fixed-income securities with equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)(2)	41%	25-55%
Money Market	2%	0-10%
Low-Duration Bond	11%	5-25%
Medium-Duration Bond	16%	5-30%
Extended-Duration Bond	4%	0-10%
Global Bond	8%	2-15%

U.S. Equity Select Funds(2)(3)	30%	15-45%
Defensive Market Strategies	8%	2-20%
Value Equity	10%	2-20%
Growth Equity	10%	2-20%
Small Cap Equity	2%	0-10%

Non-U.S. Equity Select Funds(2)	14%	5-25%
International Equity	11%	5-25%
Emerging Markets Equity Fund	3%	0-10%

Real Assets Select Funds(1)(2)	15%	10-30%
Inflation Protected Bond	6%	2-15%
Flexible Income	3%	0-10%
Real Estate Securities	3%	0-10%
Global Natural Resources Equity	3%	0-10%

(1)	These target allocations may include investment grade and high yield (“junk bond”) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.

•	Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•	Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

36 | GuideStone Funds Prospectus

•	Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond they issue, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	Because the Fund owns a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

GuideStone Funds Prospectus | 37

Investor Class Annual Total Return years ended 12/31*

Best Quarter: 13.63% 6/2009	Worst Quarter: (11.14)% 12/2008

*	The Institutional Class commenced operations on November 23, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

Average Annual Total Returns as of 12/31/15*

	One Year	Five Years	Ten Years	Since Inception* (08/27/2001)
Investor Class before taxes	(3.43)%	4.44%	4.36%	4.89%
Investor Class after taxes on distributions(1)	(6.95)%	2.60%	2.61%	3.23%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.47%	3.22%	3.17%	3.58%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.52%	4.73%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	7.36%	6.36%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	(5.70)%	1.10%	2.90%	5.38%
Composite Index (reflects no deduction for fees, expenses or taxes)	(1.73)%	5.51%	5.26%	5.47%

*	The Institutional Class commenced operations on November 23, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Ronald C. Dugan, Jr., CFA, CPA President	Since August 2010
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

38 | GuideStone Funds Prospectus

GuideStone Funds Growth Allocation Fund	Institutional GGRYX Investor GCOZX

Investment Objective

The Growth Allocation Fund seeks capital appreciation with modest current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Allocation Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.02%	0.28%
Acquired Fund fees and expenses	0.75%	0.75%
Total annual operating expenses(1)	0.87%	1.13%

(1)	The expense information in the table has been restated to reflect current Total annual operating expenses of the Institutional Class due to its inception date of November 23, 2015, and to reflect current Other expenses for the Investor Class based on changes to shareholder service fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$89	$115
3 Years	$278	$359
5 Years	$482	$622
10 Years	$1,073	$1,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

GuideStone Funds Prospectus | 39

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of equity securities with a smaller percentage of fixed-income securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)(2)	25%	15-35%
Money Market	2%	0-10%
Low-Duration Bond	6%	2-15%
Medium-Duration Bond	10%	5-25%
Extended-Duration Bond	2%	0-10%
Global Bond	5%	2-15%

U.S. Equity Select Funds(2)	42%	25-55%
Value Equity	19%	10-30%
Growth Equity	19%	10-30%
Small Cap Equity	4%	0-10%

Non-U.S. Equity Select Funds(2)	26%	10-40%
International Equity	21%	10-30%
Emerging Markets Equity Fund	5%	2-15%

Real Assets Select Funds(2)	7%	2-15%
Real Estate Securities	4%	0-10%
Global Natural Resources Equity	3%	0-10%

(1)	These target allocations may include investment grade and high yield (“junk bond”) fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.

•	Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•	Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•	Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default. High yield securities are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

40 | GuideStone Funds Prospectus

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	Because the Fund owns Select Funds that buy investments in real estate, the Fund’s value will fluctuate due to factors affecting the real estate market, including, among others, overbuilding, changes in rental fees, limited diversification and changes in law.

•	Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Because the Fund owns a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.
•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

GuideStone Funds Prospectus | 41

Investor Class Annual Total Return years ended 12/31*

Best Quarter: 16.02% 6/2009	Worst Quarter: (16.98)% 12/2008

*	The Institutional Class commenced operations on November 23, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

Average Annual Total Returns as of 12/31/15*

	One Year	Five Years	Ten Years	Since Inception* (08/27/2001)
Investor Class before taxes	(3.83)%	5.63%	4.31%	4.90%
Investor Class after taxes on distributions(1)	(7.74)%	3.60%	2.57%	3.42%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.70%	4.25%	3.27%	3.76%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.52%	4.73%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	7.36%	6.36%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	(5.70)%	1.10%	2.90%	5.38%
Composite Index (reflects no deduction for fees, expenses or taxes)	(2.42)%	6.43%	5.33%	5.54%

*	The Institutional Class commenced operations on November 23, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Ronald C. Dugan, Jr., CFA, CPA President	Since August 2010
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

42 | GuideStone Funds Prospectus

GuideStone Aggressive Allocation Fund	Institutional GAGYX Investor GGBZX

Investment Objective

The Aggressive Allocation Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Aggressive Allocation Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.03%	0.28%
Acquired Fund fees and expenses	0.83%	0.83%
Total annual operating expenses(1)	0.96%	1.21%

(1)	The expense information in the table has been restated to reflect current Total annual operating expenses of the Institutional Class due to its inception date of November 23, 2015, and to reflect current Other expenses for the Investor Class based on changes to shareholder service fees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$98	$123
3 Years	$306	$384
5 Years	$531	$665
10 Years	$1,178	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

GuideStone Funds Prospectus | 43

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of U.S. equity securities with a smaller percentage of international equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Fund	2%	0-10%
Money Market	2%	0-10%

U.S. Equity Select Funds(1)	58%	50-80%
Value Equity	26%	15-45%
Growth Equity	26%	15-45%
Small Cap Equity	6%	2-15%

Non-U.S. Equity Select Funds(1)	40%	25-55%
International Equity	32%	20-50%
Emerging Markets Equity Fund	8%	2-20%

(1)	The U.S. Equity Select Funds and Non-U.S. Equity Select Fund asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.

•	Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•	Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).
•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

44 | GuideStone Funds Prospectus

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and two broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31*

Best Quarter: 18.57% 6/2009	Worst Quarter: (22.77)% 12/2008

*	The Institutional Class commenced operations on November 23, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

Average Annual Total Returns as of 12/31/15*

	One Year	Five Years	Ten Years	Since Inception* (08/27/2001)
Investor Class before taxes	(2.39)%	7.40%	4.41%	4.94%
Investor Class after taxes on distributions(1)	(7.45)%	5.27%	2.72%	3.64%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	2.71%	5.77%	3.48%	3.98%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	7.36%	6.36%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deductions for fees, expenses or taxes)	(5.70)%	1.10%	2.90%	5.38%
Composite Index (reflects no deduction for fees, expenses or taxes)	(1.96)%	7.90%	5.55%	5.68%

*	The Institutional Class commenced operations on November 23, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management, LLC

Ronald C. Dugan, Jr., CFA, CPA President	Since August 2010
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Tim Bray, CFA, CAIA Senior Portfolio Manager	Since April 2014
Robert J. Benson, CFA Senior Portfolio Manager	Since January 2016

GuideStone Funds Prospectus | 45

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

46 | GuideStone Funds Prospectus

GuideStone Funds Money Market Fund	Institutional GMYXX Investor GMZXX

Investment Objective

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.12%	0.12%
Other expenses	0.03%	0.28%
Total annual operating expenses(1)	0.15%	0.40%

(1)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee and sub-advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$15	$41
3 Years	$48	$128
5 Years	$85	$224
10 Years	$192	$505

GuideStone Funds Prospectus | 47

Principal Investment Strategies

•	The Fund is a government money market fund. The Fund invests 99.5% or more of its total assets in:

•	Debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities;

•	Repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and

•	Cash.

•	The Fund expects, but does not guarantee, a constant net asset value (“NAV”) of $1.00 per share by valuing its portfolio securities at amortized cost. It is not anticipated that any Fund affiliate will make a capital infusion, enter into a capital support agreement or take other actions to prevent the NAV per share of the Fund from falling below $0.995.

•	The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar weighted average life portfolio maturity of 120 days or less.

•	The Fund invests only in U.S. dollar-denominated securities and in instruments that mature in 397 days or less from the date of purchase.

•	The Fund may invest only in securities that comply with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which regulates mutual funds and other rules of the U.S. Securities and Exchange Commission (“SEC”).

•	As a government money market fund, the Fund is not subject to liquidity fees or redemption gates, although the Fund’s Board of Trustees (“Board”) may elect to impose such fees or gates in the future.

•	A low interest rate environment may prevent the Fund from providing a positive yield, cause the Fund to pay expenses out of Fund assets or impair the Fund’s ability to maintain a stable $1.00 NAV per share. The Adviser may, in its sole discretion, maintain a temporary defensive position with respect to the Fund. Although not required to do so, the Adviser or its affiliate may waive or cause to be waived fees owed by the Fund, in attempt to maintain a stable $1.00 NAV per share.

•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends Sub-Adviser selections to the Board based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.

Principal Investment Risks

•	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

•	Factors such as, but not limited to, an increase in interest rates, a decline in the credit quality of one or more issuers, large redemptions of the Fund’s shares, or adverse market conditions impacting the trading or the value of money market instruments could cause the Fund’s share price to decrease below $1.00.

•	A sharp rise in interest rates could cause the value of the Fund’s investments and its share price to drop. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund.

•	The Fund’s return will drop if short-term interest rates drop. Over time, the value of the Fund’s return may be eroded by inflation.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity and may have an adverse effect on the Fund’s ability to maintain a $1.00 per share price.

•

The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the U.S., circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S.

48 | GuideStone Funds Prospectus

government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

•	New requirements for money market funds will take effect over the course of 2016, which structurally change the way that certain money market funds will be required to operate. When implemented, those changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Prior to May 1, 2016, the Fund operated as a “prime money market fund,” and invested in certain types of securities that it is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.

Investor Class Annual Total Return years ended 12/31

Best Quarter: 1.27% 9/2007	Worst Quarter: 0.00% 9/2015

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	0.02%	0.02%	1.27%	1.39%
Institutional Class before taxes	0.08%	0.07%	1.39%	1.51%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)(1)	0.03%	0.05%	1.17%	1.37%
Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)(1)	0.02%	0.05%	1.17%	1.37%

(1)	Prior to May 1, 2016, the Fund’s primary broad-based market index was the Citigroup 3-Month Treasury Bill Index. The Fund changed its primary broad-based index because the Bank of America Merrill Lynch 0-3 month U.S. Treasury Bill Index shows how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Adviser

BlackRock Advisors, LLC

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 49

GuideStone Funds Low-Duration Bond Fund	Institutional GLDYX Investor GLDZX

Investment Objective

The Low-Duration Bond Fund seeks current income consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Low-Duration Bond Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.30%	0.30%
Other expenses	0.07%	0.34%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	0.38%	0.65%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual operating expenses (after fee waiver)(2)	0.37%	0.64%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$38	$65
3 Years	$121	$207
5 Years	$212	$361
10 Years	$479	$809

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 746% of the average value of its portfolio.

50 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in investment grade fixed-income securities. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	The Fund invests primarily in:

•	Obligations issued or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations of developed and emerging markets.

•	Mortgage-backed and asset-backed securities.

•	The Fund may enter into repurchase agreements relating to the above instruments.

•	The average quality rating for the Fund’s portfolio will be greater than or equal to the “Aa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in investment grade debt securities but may invest up to 15% of its assets in high yield securities (“junk bonds”) rated “Ba” category or higher by Moody’s or the equivalent by S&P or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “Ba” category or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•	The average dollar-weighted duration of the Fund normally varies between one and three years. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates.

•	The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar, and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 5% of the Fund’s total market value.

•	The Fund may invest to a lesser extent in preferred stock.

•	The Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and options on mortgage-backed securities (for investment purposes and as a substitute for cash bonds). The Fund may also take long or short positions in other types of derivative instruments, such as futures contracts, forward options, options and swap agreements as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in investments that it owns. There is no guarantee that the Fund’s investments will increase in value. It is possible to lose money by investing in the Fund.

•	Because the Fund invests in fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•

There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the

GuideStone Funds Prospectus | 51

risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•	Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed-income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	High yield securities (“junk bonds”) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Obligations of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•	Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•	Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 4.57% 6/2009	Worst Quarter: (2.20)% 9/2008

52 | GuideStone Funds Prospectus

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	0.49%	1.39%	2.95%	2.95%
Investor Class after taxes on distributions(1)	0.15%	0.88%	2.05%	1.92%
Investor Class after taxes on distributions and sale of Fund shares(1)	0.28%	0.86%	1.95%	1.90%
Institutional Class before taxes	0.79%	1.61%	3.14%	3.10%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.54%	0.70%	2.42%	2.58%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

BlackRock Financial Management, Inc.

Scott MacLellan, CFA Director	Since July 2008
Thomas F. Musmanno, CFA Managing Director	Since June 2008

Pacific Investment Management Company LLC

Jerome Schneider Managing Director	Since April 2014

Payden & Rygel

Brian Matthews, CFA Managing Principal	Since September 2012
Mary Beth Syal, CFA Managing Principal	Since March 2008

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 53

GuideStone Funds Medium-Duration Bond Fund	Institutional GMDYX Investor GMDZX

Investment Objective

The Medium-Duration Bond Fund seeks maximum total return consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Medium-Duration Bond Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.34%	0.34%
Other expenses	0.10%	0.38%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	0.45%	0.73%
Fee waiver(1)	(0.01)%	(0.02)%
Total annual operating expenses (after fee waiver)(2)	0.44%	0.71%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$45	$73
3 Years	$143	$231
5 Years	$251	$404
10 Years	$566	$905

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 346% of the average value of its portfolio.

54 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in investment grade fixed-income securities. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	The Fund invests primarily in:

•	Obligations issued or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations of developed and emerging markets.

•	Mortgage-backed and asset-backed securities.

•	The Fund may enter into repurchase agreements relating to the above instruments.

•	The average quality rating for the Fund’s portfolio will be greater than or equal to the “A” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in investment grade debt securities but may invest up to 15% of its assets in high yield securities (“junk bonds”) rated “B” category or higher by Moody’s or the equivalent by S&P® or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “B” category or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•	The average dollar-weighted duration of the Fund normally varies between three and seven years. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•	The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 10% of the Fund’s total market value.

•	The Fund may invest to a lesser extent in preferred stock.

•	The Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures contracts thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and U.S. Treasury futures and options (for investment purposes). The Fund may also take long or short positions in other types of derivative instruments, such as futures contracts, forward options, options and swap agreements as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in investments that it owns. There is no guarantee that the Fund’s investments will increase in value. It is possible to lose money by investing in the Fund.

•	Because the Fund invests in fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. An investor in this Fund should be able to accept some short-term fluctuations in value. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

GuideStone Funds Prospectus | 55

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates. When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments. This may increase the Fund’s sensitivity to interest rates and its potential for price declines.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•	Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed-income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	High yield securities (“junk bonds”) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.
•	Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•	Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 7.46% 6/2009	Worst Quarter: (4.15)% 9/2008

56 | GuideStone Funds Prospectus

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	(0.22)%	3.48%	4.88%	5.13%
Investor Class after taxes on distributions(1)	(1.06)%	2.51%	3.37%	3.43%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(0.05)%	2.30%	3.22%	3.34%
Institutional Class before taxes	0.03%	3.66%	5.03%	5.23%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.52%	4.73%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Goldman Sachs Asset Management, L.P.

Jonathan Beinner Managing Director	Since August 2001
Michael Swell Managing Director	Since March 2009

Pacific Investment Management Company LLC

Sudi Mariappa Managing Director and Portfolio Manager	Since April 2014

Western Asset Management Company and

Western Asset Management Company Limited

S. Kenneth Leech Chief Investment Officer	Since December 2006
Carl L. Eichstaedt Portfolio Manager	Since August 2001
Mark S. Lindbloom Portfolio Manager	Since December 2005
Julien A. Scholnick Portfolio Manager	Since May 2012
Michael C. Buchanan Portfolio Manager	Since September 2009
Chia-Liang Lian Portfolio Manager	Since April 2015

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 57

GuideStone Funds Extended-Duration Bond Fund	Institutional GEDYX Investor GEDZX

Investment Objective

The Extended-Duration Bond Fund seeks maximum total return consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Extended-Duration Bond Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.49%	0.49%
Other expenses	0.11%	0.36%
Total annual operating expenses	0.60%	0.85%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual operating expenses (after fee waiver)	0.59%	0.84%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$60	$86
3 Years	$191	$270
5 Years	$334	$470
10 Years	$749	$1,048

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

58 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in fixed-income securities. The Fund’s portfolio is diversified among a large number of issuers across different industries and economic sectors.

•	The Fund invests primarily in:

•	Obligations issued or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations of developed and emerging markets.

•	Mortgage-backed and asset-backed securities.

•	Taxable and tax-exempt municipal bonds.

•	The average quality rating for the Fund’s portfolio will be greater than or equal to the “Baa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund does not currently expect to invest more than 20% of its assets in fixed-income securities rated lower than investment grade (“junk bonds”). The Fund will not invest in fixed-income securities that have a quality rating less than “B” category as rated by Moody’s or the equivalent by S&P® or Fitch (or, if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “B” category or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•	The average dollar-weighted duration of the Fund normally will be greater than or equal to seven years. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•	The Fund may hold up to 30% of its assets in obligations denominated in currencies other than the U.S. dollar, and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers.

•	The Fund may use various types of derivative instruments including, but not limited to, futures contracts, options, forward contracts, and swap agreements. The Fund may invest in derivative instruments as a substitute for taking a position in an underlying asset; to increase returns; to manage market, foreign currency and/or duration or interest rate risk; or as part of a hedging strategy.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in investments that it owns. There is no guarantee that the Fund’s investments will increase in value. It is possible to lose money by investing in the Fund.

•	Because the Fund invests in fixed-income securities with longer durations, the Fund’s investments are more sensitive to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. An investor in this Fund should be able to accept some short-term fluctuations in value. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. Longer-duration bonds are generally more volatile, as are lower-rated bonds. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates. When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments. This may increase the Fund’s sensitivity to interest rates and its potential for price declines.

GuideStone Funds Prospectus | 59

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•	Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed-income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	The amount of public information available about municipal securities is generally less than what is available for corporate equities or bonds. Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.

•	A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-duration securities may be more sensitive to interest rate changes, and may be subject to greater interest rate risk.

•	Bonds rated below investment grade, such as high yield securities (“junk bonds”), involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•	Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and two broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Barclays U.S. Long-Term Credit Bond Index and Barclays U.S. Long-Term Government Bond Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

60 | GuideStone Funds Prospectus

Investor Class Annual Total Return years ended 12/31

Best Quarter: 16.15% 6/2009	Worst Quarter: (9.85)% 9/2008

Average Annual Total Return as of 12/31/15

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	(5.30)%	6.51%	7.14%	7.59%
Investor Class after taxes on distributions(1)	(6.45)%	4.59%	5.19%	5.46%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(2.75)%	4.50%	4.96%	5.27%
Institutional Class before taxes	(5.01)%	6.73%	7.35%	7.76%
Barclays U.S. Long-Term Credit Bond Index (reflects no deduction for fees, expenses or taxes)	(4.56)%	6.49%	6.19%	6.83%
Barclays U.S. Long-Term Government Bond Index (reflects no deduction for fees, expenses or taxes)	(1.17)%	7.65%	6.67%	6.95%
Composite Index (reflects no deduction for fees, expenses or taxes)	(2.84)%	7.15%	6.54%	7.00%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Loomis, Sayles & Company, L.P.

Daniel J. Fuss, CFA, CIC Executive Vice President and Vice Chairman	Since August 2001

Schroder Investment Management North America Inc.

Edward H. Jewett Portfolio Manager	Since August 2001
Richard A. Rezek, Jr., CFA Portfolio Manager	Since December 2002
Andrew B.J. Chorlton, CFA Portfolio Manager	Since July 2007
Neil G. Sutherland, CFA Portfolio Manager	Since November 2008
Julio C. Bonilla, CFA Portfolio Manager	Since March 2010
Lisa Hornby, CFA Portfolio Manager	Since October 2014

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 61

GuideStone Funds Inflation Protected Bond Fund	Institutional GIPYX Investor GIPZX

Investment Objective

The Inflation Protected Bond Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed debt securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Inflation Protected Bond Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.31%	0.31%
Other expenses	0.10%	0.36%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	0.42%	0.68%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual operating expenses (after fee waiver)	0.41%	0.67%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$42	$68
3 Years	$134	$217
5 Years	$234	$378
10 Years	$529	$846

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

62 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in inflation-indexed debt securities issued by U.S. and foreign governments and their agencies and instrumentalities. Foreign issuers may be located in countries having economies and markets considered to be developed or emerging.

•	The Fund may invest its assets in securities of a relatively small number of issuers of inflation-indexed bonds, primarily U.S. and foreign governments.

•	The Fund will not invest in fixed-income securities that have a quality rating less than “Baa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”) (or, if unrated, determined by the Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “Baa” category or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•	Although the Fund may invest in debt securities of varying maturities, the average dollar-weighted duration of the Fund is expected to be between four and 10 years. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•	The Fund may invest up to 10% of its assets in obligations denominated in currencies other than the U.S. dollar. Unhedged non-U.S. dollar currency exposure is limited to 5% of the Fund’s total market value.

•	The Fund may use various types of derivative instruments including, but not limited to, U.S. and non-dollar futures, options, swaps, swaptions (for investment purposes and to hedge against fluctuations in interest rates); forward currency exchange contracts (to hedge against fluctuations in foreign currencies); and currency futures, swaps and options (for investment purposes and to hedge against fluctuations in foreign currencies).

•	The Fund may invest up to 20% of its assets in fixed-income securities that are not inflation-indexed.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.

Principal Investment Risks

•	The Fund’s value will go up and down in response to changes in investments that it owns. There is no guarantee that the Fund’s investments will increase in value. It is possible to lose money by investing in the Fund.

•	Because the Fund invests in fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in loss of anticipated payments or principal being invested at lower rates. When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments. This may increase the Fund’s sensitivity to interest rates and its potential for price declines.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	Obligations of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•	Investing in emerging markets involve greater risks than investing in more developed foreign markets because,

GuideStone Funds Prospectus | 63

among other things, emerging markets often have more political and economic instability.

•	Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•	Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond they issue, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect on decreasing the overall level of the Fund’s liquidity.

•	Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed-income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

•	Investing in a limited number of issuers may expose the Fund to a greater risk of losses than if its assets were more diversified.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The performance of the Fund will depend on how successfully the Sub-Adviser pursues its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the

Fund’s performance from year to year and the annual total return of the Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31*

Best Quarter: 4.49% 9/2011	Worst Quarter: (6.53)% 6/2013

*	The Institutional Class commenced operations on May 1, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

Average Annual Total Returns as of 12/31/15*

	One Year	Five Years	Since Inception (6/25/2009)
Investor Class before taxes	(2.25)%	1.74%	3.00%
Investor Class after taxes on distributions(1)	(2.38)%	0.84%	1.96%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(1.27)%	1.08%	2.01%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) (reflects no deduction for fees, expenses or taxes)	(1.44)%	2.55%	3.80%

*

The Institutional Class commenced operations on May 1, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the

64 | GuideStone Funds Prospectus

average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Adviser and Portfolio Managers

BlackRock Financial Management, Inc.

Martin Hegarty Managing Director	Since July 2010
Gargi Chaudhuri Director	Since May 2014

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 65

GuideStone Funds Global Bond Fund	Institutional GGBEX Investor GGBFX

Investment Objective

The Global Bond Fund seeks to maximize total return through capital gains and current income while preserving principal value.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Bond Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.50%	0.50%
Other expenses	0.12%	0.36%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	0.63%	0.87%
Fee waiver(1)	(0.02)%	(0.02)%
Total annual operating expenses (after fee waiver)	0.61%	0.85%(2)

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on an increase to the advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$62	$87
3 Years	$200	$276
5 Years	$349	$480
10 Years	$784	$1,071

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

66 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in a diversified portfolio of fixed-income instruments of varying maturities and quality across different industries and sectors of the fixed-income market.

•	The Fund invests in globally diversified fixed-income securities and rotates portfolio allocations among global sectors, including:

•	High yield (“junk bond”) and investment grade corporate securities located in the United States.

•	High yield and investment grade corporate securities located in non-U.S. developed and emerging markets.

•	Obligations issued by or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations of developed and emerging markets.

•	Mortgage-backed and asset-backed securities.

•	The Fund may invest a substantial portion of total assets in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. In addition, the Fund may hedge its exposure to foreign currency.

•	The average credit quality for the Fund’s portfolio will be greater than or equal to the “Ba” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund may invest up to 70% of its assets in high yield securities and emerging market securities rated below investment grade (“Baa” category by Moody’s or the equivalent by S&P® or Fitch).

•	The average dollar-weighted duration of the Fund normally varies between three and 10 years. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fixed-income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•	The Fund may use various types of derivative instruments including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging); interest rate swaps, floors and caps (investment purposes); credit default swaps and currency swaps (investment purposes and hedging). The Fund may also use other types of derivative instruments, such as futures and options contracts, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•	The Sub-Advisers seek to accomplish the objectives of the Fund by implementing a long-term approach utilizing diversified strategies across all sectors of the global fixed-income market.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund’s portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment techniques to identify securities it believes would be the most profitable to the Fund over the long-term while maintaining diversification and risk controls. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	Because the Fund invests in fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Longer-term bonds are generally more volatile, as are lower-rated bonds. An investor in this Fund should be able to accept significant short-term fluctuations in value. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. It is possible to lose money by investing in the Fund.

GuideStone Funds Prospectus | 67

•	High yield securities (“junk bonds”) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates. When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments. This may increase the Fund’s sensitivity to interest rates and its potential for price declines.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•	Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed-income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.
•	Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Barclays Global Aggregate Bond Index – Unhedged, Barclays U.S. Corporate High Yield – 2% Issuer Capped Index and JPMorgan Emerging Markets Bond Index Plus are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31*

Best Quarter: 18.41% 6/2009	Worst Quarter: (9.56)% 12/2008

68 | GuideStone Funds Prospectus

*	The Institutional Class commenced operations on May 1, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

Average Annual Total Returns as of 12/31/15*

	One Year	Five Years	Since Inception (12/29/2006)
Investor Class before taxes	(6.00)%	2.64%	4.49%
Investor Class after taxes on distributions(1)	(7.52)%	0.97%	2.38%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(3.36)%	1.38%	2.64%
Barclays Global Aggregate Bond Index – Unhedged (reflects no deduction for fees, expenses or taxes)	(3.15)%	0.90%	3.42%
Barclays U.S. Corporate High Yield – 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	(4.43)%	5.03%	6.54%
J.P. Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes)	1.82%	5.02%	6.28%
Composite Index (reflects no deduction for fees, expenses or taxes)	(2.21)%	2.99%	5.03%

*	The Institutional Class commenced operations on May 1, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Loomis, Sayles & Company, L.P.

Daniel J. Fuss, CFA, CIC Executive Vice President and Vice Chairman	Since June 2008
Matthew J. Eagan, CFA Vice President	Since June 2008
Elaine M. Stokes Vice President	Since June 2008

Western Asset Management Company and

Western Asset Management Company Limited

S. Kenneth Leech Chief Investment Officer	Since December 2006
Ian R. Edmonds Portfolio Manager	Since December 2006
Michael C. Buchanan Portfolio Manager	Since September 2009
Chia-Liang Lian Portfolio Manager	Since April 2015
Andrew J. Belshaw Portfolio Manager	Since May 2014
Christopher Orndorff Portfolio Manager	Since May 2014
Gordon S. Brown Portfolio Manager	Since May 2014
Paul Shuttleworth Portfolio Manager	Since December 2015

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 69

GuideStone Funds Flexible Income Fund	Investor GFLZX

Investment Objective

The Flexible Income Fund seeks a high level of current income.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Flexible Income Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management fee	0.69%
Other expenses	0.49%
Acquired Fund fees and expenses	0.01%
Total annual operating expenses	1.19%
Fee waiver & expense reimbursement(1)	(0.06)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	1.13%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 1.12% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2017. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee.

Expense Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
1 Year	$115
3 Years	$372
5 Years	$649
10 Years	$1,438

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

70 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly in a diversified portfolio of below investment grade fixed-income securities (“junk bonds”) with varying maturities across a broad number of issuers, borrowers and/or industries. Fixed-income securities can include floating rate loans, government notes and bonds, mortgage-backed and asset-backed securities, convertible debt securities, fixed and floating rate corporate debt securities and below investment grade debt securities.

•	The Fund invests primarily in:

•	Senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions.

•	High yield (below investment grade) and investment grade corporate securities located in the United States.

•	U.S. dollar-denominated securities issued by foreign issuers.

•	The average credit quality for the Fund’s portfolio will be greater than or equal to the “B” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund will invest its assets in junk bonds and other instruments rated below investment grade (“Baa” category by Moody’s or the equivalent by S&P® or Fitch) but may invest up to 10% of its net assets in investment grade securities, including obligations issued by the U.S. government, its agencies and instrumentalities, banks and corporations and foreign governments, banks and corporations.

•	The Fund does not focus on below investment grade fixed-income securities or other instruments with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.

•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio, while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.

Principal Investment Risks

•	Because the Fund invests in fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Longer-term bonds are generally more volatile, as are lower-rated bonds. An investor in this Fund should be able to accept significant short-term fluctuations in value. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. It is possible to lose money by investing in the Fund.

•	High yield securities (“junk bonds”) involve greater risks of default, are more volatile than securities rated investment grade and are inherently speculative. Issuers of these securities may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be negatively affected by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates.

•	Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed-income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

•

Senior secured and unsecured floating rate loans are generally acquired as a participation interest in, or assignment of, loans originated by U.S. banks and other financial institutions (“Senior Loans”) and are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are often below investment grade and are considered to be inherently speculative. If the Fund acquires a participation interest in a Senior Loan, the Fund may not be able to control the

GuideStone Funds Prospectus | 71

exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Senior Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations as a co-lender.

•	The Fund is subject to collateral risk. Senior Loans are generally secured by collateral and subject to restrictive covenants in favor of the lenders or security holders, including the Fund, that invest in them. In most loan agreements, there is no formal requirement to pledge additional collateral. Therefore, there is a risk that the value of the collateral securing a Senior Loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund. Unsecured loans are not secured by specific collateral and as a result are subject to greater risk that the value of the assets of the borrower may be insufficient to cover repayment and interest.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. Senior Loans are often unrated and unassigned, may not have an active trading market or publically available information and are generally subject to restrictions on transfer, and the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Further, due to the unpredictable nature of the trading market for Senior Loans, the Fund may need to hold increased amounts of cash from time to time. Senior Loans may also be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.
•	U.S. dollar-denominated securities issued by foreign issuers are subject to many of the risks inherit in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of the security. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	The performance of the Fund will depend on how successfully the Sub-Adviser pursues its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return year ended 12/31

Best Quarter: 1.93% 3/2015	Worst Quarter: (2.29)% 12/2015

72 | GuideStone Funds Prospectus

Average Annual Total Returns as of 12/31/15

	One Year	Since Inception (7/1/2013)
Investor Class before taxes	(1.54)%	0.09%
Investor Class after taxes on distributions(1)	(2.98)%	(1.22)%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(0.85)%	(0.50)%
S&P/LSTA U.S. B-Ratings and Above Loan Index (reflects no deduction for fees, expenses or taxes)	0.80%	2.04%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Shenkman Capital Management, Inc.

Mark R. Shenkman President and Chief Investment Officer	Since July 2013
David H. Lerner Senior Vice President and Portfolio Manager	Since September 2013
Jeffrey Gallo Senior Vice President, Credit Analyst and Portfolio Manager	Since October 2015

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 73

GuideStone Funds Defensive Market Strategies Fund	Institutional GDMYX Investor GDMZX

Investment Objective

The Defensive Market Strategies Fund seeks to provide long-term capital appreciation with reduced volatility compared to the equity market.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Defensive Market Strategies Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.65%	0.65%
Other expenses	0.07%	0.34%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	0.73%	1.00%
Fee waiver (1)	(0.01)%	(0.01)%
Total annual operating expenses (after fee waiver)(2)	0.72%	0.99%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee.

Expense Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$74	$101
3 Years	$232	$317
5 Years	$405	$551
10 Years	$906	$1,224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

74 | GuideStone Funds Prospectus

Principal Investment Strategies

•	To pursue its investment objective, the Fund utilizes principal investment strategies, managed by the Fund’s Sub-Advisers under the ultimate supervision of the Adviser. The principal strategies, when combined, are intended to result in the Fund obtaining investment returns consistent with the equity market, but with lower volatility when compared to the equity market. The Adviser determines the allocation of assets among the principal strategies and seeks to ensure an allocation that will allow the Fund to maintain its reduced volatility as compared to the broader market. Each Sub-Adviser is in turn responsible for investing the assets allocated to the principal strategy, or the portion of the principal strategy, for which it is responsible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The principal strategies, and the range of assets that will be allocated to each, is as follows:

Principal Strategy	Range of Assets
Long Only Equity	30	%-80%
Convertible Bond	0	%-50%
Long-Short Equity	0	%-35%
Options Equity	0	%-35%

•	The Adviser monitors portfolio activity and reallocates assets among the Sub-Advisers as necessary in an attempt to ensure the Fund’s portfolio, when viewed as a whole, is consistent with the Fund’s principal investment objective. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another in an attempt to achieve the Fund’s investment objective.

•	The Long Only Equity Strategy is divided into two main components: a “value yield” component that focuses primarily on dividend paying stocks and a “U.S. defensive equity” component that focuses primarily on U.S. stocks with lower volatility compared to the broader equity market. Pursuant to the Long Only Equity Strategy, the Fund primarily invests in common stocks of U.S. companies but may also invest in common stocks of foreign companies either on a foreign exchange or through depositary receipts. The Fund may invest in common stocks of foreign companies in countries having economies and markets generally considered to be developed and, to a lesser extent, companies located in emerging markets. The Fund may also invest in preferred stocks and real estate investment trusts (“REITs”) and other real estate related companies.
•	The Convertible Bond Strategy involves investments in convertible securities. A convertible security is a security – usually a bond or preferred stock – that can be converted into a different security, typically shares of a company’s common stock. While the Fund has broad discretion to invest in all types of convertible securities of U.S. issuers, the Fund focuses primarily on investments in convertible bonds. These convertible securities will tend to have valuations more closely aligned with a company’s bonds than common stock. The Fund may also invest in convertible securities of non-U.S. issuers. The Fund may invest in obligations issued by the U.S. government, its agencies and instrumentalities, banks and corporations and foreign governments, banks and corporations. The Fund may invest in both investment grade securities and high yield securities (“junk bonds”) subject to a maximum of 35% of its total assets in junk bonds (“Baa” category as rated by Moody’s Investors Service, Inc. or the equivalent by Standard and Poor’s® or Fitch, Inc.).

•	The Long-Short Equity Strategy involves a long component and a short component. The long component primarily involves investments in equity securities with a focus on growth. The short component involves making short sales of stocks. The Fund may establish short positions in stocks of companies with a market value of up to 30% of its assets pursuant to this strategy. When the Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.

•

The Options Equity Strategy seeks to capture potential value embedded in the pricing of equity index options (i.e., the expected difference between the exercise price of the option and the current market price of the index), while holding a portfolio that has lower volatility than the broader U.S. equity markets. The strategy involves the Fund writing cash settled put and call options on a stock index that are significantly “out of the money,” and fully covering those written put and call options with a mixture of U.S. Treasury Bills and a portfolio of stocks that collectively has characteristics similar to the broader U.S. equity market. When the Fund writes a put option on an equity index, it agrees (in return for receipt of the option price) to pay the option holder, upon exercise of the option prior to, or upon expiration, the difference between the exercise price and price of the index if the index price is below the exercise price at the time of exercise or expiration. When a put option’s exercise price is lower than the price of the index, the put option is “out of the money.” When the Fund writes a call option on an index,

GuideStone Funds Prospectus | 75

it agrees (in return for receipt of the option price) to pay the option holder, upon exercise of the option prior to, or upon expiration, the difference between the exercise price and price of the index if the index price is above the exercise price at the time of exercise or expiration. When a call option’s exercise price is higher than the price of index, the call option is “out of the money.” By selling options that are significantly out of the money, the Fund seeks to profit from the sales price of the options while capitalizing on the general tendency of options that are significantly out of the money at the time of sale to expire without worth and without being exercised by the holder.

•	The Fund may hold up to 20% of its assets in securities denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers.

•	The Fund may use forward currency exchange contracts, options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies. The Fund may also use other types of derivative instruments, such as futures, options and forward contracts as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.

•	From time to time, based on economic and market conditions, the Fund may invest heavily in a particular economic sector or sectors.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Investment Risks

•	There is no guarantee that securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•	The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate assets effectively among the Sub-Advisers overseeing the Fund’s principal strategies. There can be no assurance that the actual allocations will achieve the Fund’s investment objective. Similarly, there is no guarantee that the principal strategies will work effectively together to achieve the Fund’s investment objective or that a principal strategy will be effective in achieving its individual objectives.
•	Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to general market declines or because of factors related to the issuing company or its industry.

•	Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund.

•	The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.

•	Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•

Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. In addition, the Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent

76 | GuideStone Funds Prospectus

in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

•	Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•	REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of REITs may be more sensitive to high or rising interest rates and may decline in value as a result, or become less attractive investments.

•	The value of fixed-income securities held by the Fund will fluctuate in response to interest rates and other economic factors. When interest rates rise, the prices of fixed-income securities fall and vice versa. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. As of the date of this Prospectus, interest rates in the United States are near historic lows, but may rise significantly or rapidly, causing losses to the Fund. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer including its credit standing and general economic conditions.

•	In addition to the interest rate and credit risks applicable to fixed-income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”

•	The Fund is subject to the risk that REIT’s and other real estate related companies’ share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing from property purchases and improvements is more costly and difficult to obtain.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•	Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	High yield securities (“junk bonds”) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investment held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying security selections.

•	The Fund expects to have a high portfolio turnover rate due to short-term trading. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and two broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The S&P 500® Index and Citigroup 3-Month Treasury Bill Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

GuideStone Funds Prospectus | 77

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return year ended 12/31

Best Quarter: 7.17% 3/2013	Worst Quarter: (3.01)% 9/2015

Average Annual Total Returns as of 12/31/15

	One Year	Since Inception (9/1/2011)
Investor Class before taxes	2.16%	9.50%
Investor Class after taxes on distributions(1)	0.68%	7.52%
Investor Class after taxes on distributions and sale of Fund shares(1)	2.10%	7.00%
Institutional Class before taxes	2.43%	9.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	13.96%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.03%	0.07%
Composite Index (reflects no deduction for fees, expenses or taxes)	0.91%	7.52%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

American Century Investment Management, Inc.

Phillip N. Davidson, CFA Chief Investment Officer – U.S. Value Equity, Senior Vice President and Senior Portfolio Manager	Since September 2011
Michael Liss, CFA, CPA Vice President and Senior Portfolio Manager	Since September 2011
Kevin Toney, CFA Senior Vice President and Senior Portfolio Manager	Since September 2011

AQR Capital Management, LLC

Jacques A. Friedman Principal	Since September 2011
Hoon Kim, Ph.D., CFA Principal	Since March 2016
Michele L. Aghassi, Ph.D. Principal	Since March 2016
Andrea Frazzini, Ph.D. Principal	Since March 2016

Parametric Portfolio Associates LLC

Jay Strohmaier, CFA Managing Director	Since March 2014
Thomas Seto Head of Investment Management – Seattle Investment Center	Since March 2014
Alex Zweber, CFA Portfolio Manager	Since March 2014

Shenkman Capital Management, Inc.

Mark R. Shenkman President and Chief Investment Officer	Since September 2011
Raymond F. Condon Senior Vice President and Portfolio Manager	Since September 2011
Jordan Barrow Senior Vice President, Credit Analyst and Portfolio Manager	Since July 2015

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

78 | GuideStone Funds Prospectus

GuideStone Funds Equity Index Fund	Institutional GEQYX Investor GEQZX

Investment Objective

The Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Index Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.07%	0.33%
Total annual operating expenses	0.17%	0.43%
Fee waiver (1)	(0.01)%	(0.01)%
Total annual operating expenses (after fee waiver)(2)	0.16%	0.42%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$16	$43
3 Years	$54	$137
5 Years	$95	$240
10 Years	$216	$541

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

GuideStone Funds Prospectus | 79

Principal Investment Strategies

•	Under normal market conditions, the Fund will invest substantially all, and normally at least 80% of its total assets, in the equity securities (primarily common stocks) of the companies that make up the S&P 500® Index, in weightings that approximate the relative composition of the securities contained in the S&P 500® Index.

•	The Fund may invest to a lesser extent in derivative instruments, including exchange listed options, futures and swap agreements, that are based on:

•	The S&P 500® Index;

•	Companies included in the S&P 500® Index; or

•	Stock indices other than but similar to the S&P 500® Index.

•	The companies chosen for inclusion in the S&P 500® Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor’s® (“S&P®”). However, companies are not selected for inclusion by S&P® because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.

•	The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500® Index using computer programs and statistical procedures. As a result, the Sub-Adviser(s) does not use traditional methods of fund investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the Sub-Adviser(s) buys and sells securities in response to changes in the S&P 500® Index. The Fund generally uses a replication method to track the S&P 500® Index, but may exclude securities from time to time as required by the Fund’s social investment policies and restrictions. Because the Fund has fees and transaction expenses (while the S&P 500® Index has none), returns are likely to be below those of the S&P 500® Index.

•	The correlation between the Fund’s performance and the S&P 500® Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that may be excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate perfect correlation).

•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

•	The Fund’s return may not match the return of the S&P® Index for a number of reasons, including operating and brokerage expenses incurred by the Fund, reserves of cash held by the Fund to meet redemptions, and/or lack of precise correlation with the S&P® Index.

•	There is a risk that the Fund, which is passively managed, may not perform as well as funds with more traditional methods of investment management, such as selecting securities based on economic, financial and market analysis.

•	The Fund’s social investment policies and restrictions may cause the Fund to lose the ability to invest in certain investments opportunities in which the S&P 500® Index invests, which may cause the Fund to have lower performance than the Index and contribute to a lower correlation between the performance of the Fund and the Index. See the section entitled “Additional Information Regarding the Funds” for more information on the Fund’s social investing restrictions.

•	The Fund must pay various expenses, and therefore its return may differ from the S&P 500® Index’s total return, which does not reflect any expenses.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

80 | GuideStone Funds Prospectus

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 15.70% 6/2009	Worst Quarter: (22.33)% 12/2008

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	0.70%	12.36%	6.95%	5.61%
Investor Class after taxes on distributions(1)	0.18%	11.32%	6.24%	5.00%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.78%	9.82%	5.58%	4.49%
Institutional Class before taxes	0.92%	12.55%	7.12%	5.72%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	5.97%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Adviser and Portfolio Managers

Northern Trust Investments, Inc.

Brent D. Reeder Senior Vice President	Since August 2001
Lucia A. Johnston Vice President	Since August 2001

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 81

GuideStone Funds Real Estate Securities Fund	Institutional GREYX Investor GREZX

Investment Objective

The Real Estate Securities Fund seeks to provide long-term capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Real Estate Securities Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.73%	0.73%
Other expenses	0.21%	0.45%
Total annual operating expenses	0.94%	1.18%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual operating expenses (after fee waiver)	0.93%	1.17%(2)

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on an increase to the advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$95	$119
3 Years	$299	$374
5 Years	$519	$648
10 Years	$1,154	$1,431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

82 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund defines a real estate related company as one that derives at least 50% of its revenue from, or has at least 50% of the value of its assets in, real estate, including the ownership, construction, management or sale of real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate.

•	A Sub-Adviser generally looks for real estate securities that have the potential to provide superior returns to the Fund and focuses on companies with the potential for stock price appreciation and a record of paying dividends. A Sub-Adviser may sell a security when it no longer is deemed to meet these criteria or when other opportunities appear more attractive.

•	The Fund may invest in equity securities of REITs and other real estate related companies located throughout the world and in countries having economies and markets generally considered to be developed, but may also invest in equity securities of REITs and other real estate related companies located in emerging markets.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers use different investment techniques to identify securities that they each believe would be the most profitable to the Fund over the long term. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or real estate market, as well as general market and economic conditions. An undervalued stock may not increase in price as anticipated by a Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Sub-Adviser believed would increase the price do not occur. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	The Fund concentrates its assets in the real estate industry, so an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

•	The Fund may at times be more concentrated in particular sub-sectors of the real estate industry, such as apartments, retail, hotels, offices, industrial, health care and others. As such, its performance would be especially sensitive to developments that significantly affect those businesses.

•	In addition, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit they extend. Equity and mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

•	The Fund is subject to interest rate risk, which is the risk that REITs and other real estate related company share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing from property purchases and improvements is more costly and difficult to obtain.

•	Some of the REITs and other real estate related company securities in which the Fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

•	Small-sized companies have historically been more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

GuideStone Funds Prospectus | 83

•	Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying stock selections.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic stability.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue their investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for an unregistered predecessor fund with substantially similar investment objectives, policies and strategies of the Investor Class shares of the Fund can be found in the section entitled “Related Performance Information” beginning on page 158. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31*

Best Quarter: 32.06% 9/2009	Worst Quarter: (39.93)% 12/2008

*	The Institutional Class commenced operations on May 1, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the bar chart is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

Average Annual Total Returns as of 12/31/15*

	One Year	Five Years	Since Inception (12/29/2006)
Investor Class before taxes	0.34%	8.48%	2.72%
Investor Class after taxes on distributions(1)	(2.32)%	6.43%	0.97%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	0.98%	6.02%	1.53%
FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)	(0.79)%	8.16%	1.93%

*	The Institutional Class commenced operations on May 1, 2015, and therefore, no returns are shown for the Institutional Class. The performance in the table is that of the Investor Class. The returns of the Institutional Class will be substantially similar to those presented because the shares are invested in the same portfolio of securities and the average annual total return will differ only to the extent that the Institutional Class does not have the same expenses as the Investor Class. However, because the Investor Class has higher expenses, its performance typically will be lower than that of the Institutional Class.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

84 | GuideStone Funds Prospectus

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Adviser and Portfolio Managers

Heitman Real Estate Securities, LLC,

Heitman International Real Estate Securities HK Limited and

Heitman International Real Estate Securities GmbH

Jerry Ehlinger, CFA Managing Director and Portfolio Manager – North America	Since December 2013
Mark Abramson Managing Director and Portfolio Manager – Europe	Since September 2013
John White Managing Director and Portfolio Manager – Asia-Pacific	Since September 2013

RREEF America L.L.C.,

Deutsche Investments Australia Limited and

Deutsche Alternative Asset Management (Global) Limited

Daniel Ekins Managing Director	Since September 2013
John Hammond Managing Director	Since September 2013
Joseph D. Fisher, CFA Director	Since August 2013
Chris Robinson Director	Since September 2013
David W. Zonavetch, CPA Director	Since August 2013

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 85

GuideStone Funds Value Equity Fund	Institutional GVEYX Investor GVEZX

Investment Objective

The Value Equity Fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.56%	0.56%
Other expenses	0.04%	0.31%
Total annual operating expenses	0.60%	0.87%
Fee waiver (1)	(0.01)%	(0.01)%
Total annual operating expenses (after fee waiver)(2)	0.59%	0.86%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$60	$88
3 Years	$191	$277
5 Years	$334	$481
10 Years	$749	$1,072

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

86 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which can include stock, stock futures, rights, warrants or securities convertible into stock. The Fund is diversified and focuses on large- and medium-sized U.S. companies whose stocks are considered by the Fund’s Sub-Advisers to be value stocks. Value stocks are generally those that are trading at prices that the Sub-Advisers believe are below what the stocks are worth or that may be out of favor with investors.

•	These stocks typically have lower price-to-earnings ratios, lower asset valuations and/or higher dividend yields relative to the U.S. market as a whole.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”), which represent ownership of underlying foreign securities that are denominated in U.S. dollars, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment styles to identify securities it believes are undervalued or are generally out of favor with investors. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An undervalued stock may not increase in price as anticipated by a Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Sub-Adviser believed would increase the price do not occur. An investor in the Fund should be able to accept significant short-term fluctuations in value.
•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•	Medium-sized company stocks have historically been subject to greater investment risk than large-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•	The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Futures and warrants provide for the sale of a security at a specific price during a particular timeframe. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the options. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. By contrast, warrants are generally issued by the issuer of a security, however, the market price of warrants may be significantly less than the current price of the underlying security. Therefore, there is a greater risk that warrants may drop in value at a faster rate than the underlying security.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

GuideStone Funds Prospectus | 87

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 16.50% 9/2009	Worst Quarter: (21.00)% 12/2008

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	(3.70)%	11.10%	5.60%	5.85%
Investor Class after taxes on distributions(1)	(4.90)%	10.04%	4.69%	5.02%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(1.12)%	8.81%	4.47%	4.73%
Institutional Class before taxes	(3.44)%	11.39%	5.81%	6.12%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	(3.83)%	11.27%	6.16%	6.32%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

AJO, LP

Theodore R. Aronson Principal	Since June 2006
Stefani Cranston Principal	Since December 2014
Gina Marie N. Moore Principal	Since June 2006
Gregory J. Rogers Principal	Since December 2014
Christopher J.W. Whitehead Principal	Since December 2009

Barrow, Hanley, Mewhinney & Strauss, LLC

Ray Nixon, Jr. Executive Director	Since August 2001
Jeff G. Fahrenbruch, CFA Managing Director	Since October 2012
David W. Ganucheau, CFA Managing Director	Since October 2012

Northern Trust Investments, Inc.

Brent D. Reeder Senior Vice President	Since August 2001
Lucia A. Johnston Vice President	Since August 2001

TCW Investment Management Company

Diane Jaffee, CFA Senior Portfolio Manager and Group Managing Director	Since June 2006

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

88 | GuideStone Funds Prospectus

GuideStone Funds Growth Equity Fund	Institutional GGEYX Investor GGEZX

Investment Objective

The Growth Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.72%	0.72%
Other expenses	0.03%	0.31%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	0.76%	1.04%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual operating expenses (after fee waiver)(2)	0.75%	1.03%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$77	$105
3 Years	$242	$330
5 Years	$421	$573
10 Years	$941	$1,270

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

GuideStone Funds Prospectus | 89

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which can include stock, stock futures, rights, warrants or securities convertible into stock. The Fund is diversified and focuses its investments in large- and medium-sized U.S. companies whose stocks are considered by the Fund’s Sub-Advisers to have above-average potential for growth in revenue and earnings.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”), which represent ownership of underlying foreign securities that are denominated in U.S. dollars, regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets and foreign equity securities (including non-U.S. dollar denominated securities).

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. Each Sub-Adviser uses both fundamental research and quantitative analysis to select securities it believes have above-average growth prospects but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth or unanticipated positive earnings. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•	Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•	There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•	Medium-sized company stocks have historically been subject to greater investment risk than large-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•	The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Futures and warrants provide for the sale of a security at a specific price during a particular timeframe. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the options. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. By contrast, warrants are generally issued by the issuer of a security, however, the market price of warrants may be significantly less than the current price of the underlying security. Therefore, there is a greater risk that warrants may drop in value at a faster rate than the underlying security.

90 | GuideStone Funds Prospectus

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 18.20% 3/2012	Worst Quarter: (25.93)% 12/2008

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	5.44%	12.49%	6.80%	5.47%
Investor Class after taxes on distributions(1)	3.10%	10.26%	5.72%	4.73%
Investor Class after taxes on distributions and sale of Fund shares(1)	4.81%	9.74%	5.37%	4.38%
Institutional Class before taxes	5.67%	12.71%	6.95%	5.62%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%	6.08%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Brown Advisory, LLC

Kenneth M. Stuzin, CFA Partner	Since June 2013

Jackson Square Partners, LLC

Jeffrey S. Van Harte, CFA Chairman and Chief Investment Officer	Since April 2015
Christopher J. Bonavico, CFA Portfolio Manager	Since April 2015
Daniel J. Prislin, CFA Portfolio Manager	Since April 2015
Christopher M. Ericksen, CFA Portfolio Manager	Since April 2015

Loomis, Sayles & Company, L.P.

Aziz Hamzaogullari Vice President and Portfolio Manager	Since April 2015

Sands Capital Management, LLC

Frank M. Sands, CFA Chief Executive Officer and Chief Investment Officer	Since October 2003
A. Michael Sramek, CFA Senior Portfolio Manager, Research Analyst and Managing Director	Since June 2013
Wesley A. Johnston, CFA Portfolio Manager and Senior Research Analyst	Since January 2016

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 91

GuideStone Funds Small Cap Equity Fund	Institutional GSCYX Investor GSCZX

Investment Objective

The Small Cap Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.97%	0.97%
Other expenses	0.09%	0.33%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	1.07%	1.31%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual operating expenses (after fee waiver )(2)	1.06%	1.30%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on an increase to the advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$108	$132
3 Years	$339	$414
5 Years	$589	$717
10 Years	$1,305	$1,578

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

92 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of U.S. companies that, at the time of purchase, are in the small capitalization segment of the U.S. equity market, generally consistent with the capitalization range of companies comprising the Russell 2000® Index. The market capitalization range of the Russell 2000® Index changes with market conditions and due to modifications in its member composition. As of May 29, 2015, the market capitalization in the Russell 2000® Index ranged from $177 million to $4.3 billion. The Fund’s portfolio is not limited to the stocks listed in the Russell 2000® Index and, as such, is diversified among a large number of companies across different industries and economic sectors. Because the Fund may continue to hold a security whose market capitalization increases or decreases over time, a portion of the Fund’s holdings may have market capitalizations outside the range of the Russell 2000® Index at any given time.

•	The Fund is diversified with respect to stocks possessing attractive fundamental values and strong growth prospects. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”), which represent ownership of underlying foreign securities that are denominated in U.S. dollars, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, using fundamental research and quantitative analysis, select securities that they believe have favorable investment characteristics but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth, relative valuation, business catalysts or quality of management. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund invests primarily in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The Fund may invest in initial public offerings which entails special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.

•	Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Futures and warrants provide for the sale of a security at a specific price during a particular timeframe. An option on

GuideStone Funds Prospectus | 93

a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the options. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. By contrast, warrants are generally issued by the issuer of a security, however, the market price of warrants may be significantly less than the current price of the underlying security. Therefore, there is a greater risk that warrants may drop in value at a faster rate than the underlying security.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 18.55% 6/2009	Worst Quarter: (25.60)% 12/2008

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	(5.91)%	9.45%	6.10%	6.69%
Investor Class after taxes on distributions(1)	(7.18)%	7.19%	4.53%	5.37%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(2.35)%	7.16%	4.64%	5.29%
Institutional Class before taxes	(5.66)%	9.68%	6.29%	6.87%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(4.41)%	9.19%	6.80%	7.59%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

AJO, LP

Theodore R. Aronson Principal	Since August 2001
Stefani Cranston Principal	Since December 2014
Gina Marie N. Moore Principal	Since August 2001
Gregory J. Rogers Principal	Since December 2014
Christopher J.W. Whitehead Principal	Since December 2009

Columbus Circle Investors

Clifford G. Fox, CFA Senior Managing Director and Portfolio Manager	Since March 2009
Katerina Wasserman Senior Vice President and Portfolio Manager	Since October 2009

RBC Global Asset Management (U.S.) Inc.

Lance F. James Managing Director and Senior Portfolio Manager	Since June 2013

94 | GuideStone Funds Prospectus

Snow Capital Management L.P.

Joshua R. Schachter, CFA Senior Portfolio Manager and Principal	Since April 2014
Anne S. Wickland, CFA Co-Portfolio Manager and Principal	Since April 2014

TimesSquare Capital Management, LLC

Grant Babyak Chief Executive Officer and Portfolio Manager	Since August 2002
Kenneth Duca, CFA Director and Portfolio Manager/Analyst	Since December 2007

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

GuideStone Funds Prospectus | 95

GuideStone Funds International Equity Index Fund	Institutional GIIYX

Investment Objective

The International Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE® Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Index Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management fee	0.18%
Other expenses	0.48%
Total annual operating expenses	0.66%
Fee waiver & expense reimbursement(1)	(0.09)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.57%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.57% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2017. The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Institutional Class
1 Year	$58
3 Years	$202
5 Years	$359
10 Years	$814

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the period from the Fund’s commencement of operations, June 1, 2015, to December 31, 2015, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

96 | GuideStone Funds Prospectus

Principal Investment Strategies

•	Under normal market conditions, the Fund will invest substantially all (at least 80%) of its total assets in equity securities (primarily common stocks) included in the MSCI EAFE Index, in weightings that approximate the relative composition of the securities contained in the MSCI EAFE Index.

•	The Fund may invest to a lesser extent in derivative instruments, including exchange listed options, futures, forwards and swap agreements, that are based on:

•	The MSCI EAFE Index;

•	Companies included in the MSCI EAFE Index; or

•	Stock indices comparable to the MSCI EAFE Index.

•	The MSCI EAFE Index is as an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the United States and Canada. The MSCI EAFE Index covers approximately 85% of the free float-adjusted market capitalization in each country. As of March 31, 2016, the MSCI EAFE Index consisted of 928 constituents, representing the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

•	The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI EAFE Index using computer programs and statistical procedures. As a result, the Sub-Adviser(s) does not use traditional methods of fund investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the Sub-Adviser(s) buys and sells securities in response to changes in the MSCI EAFE Index. Because the Fund has fees and transaction expenses (while the MSCI EAFE Index has none), returns are likely to be below those of the MSCI EAFE Index.

•	Because the proportion of assets allocated to each country will approximate the relative country weights in the MSCI EAFE Index, more than 25% of the Fund’s assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Fund’s performance more dependent upon the performance of a single country than if the Fund allocated its assets among issuers in a larger number of countries.

•	The correlation between the Fund’s performance and the MSCI EAFE Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that may be excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate a perfect correlation). See Section entitled “Additional Information Regarding the Funds” for more information on the Fund’s social investing restrictions.

•	Common stocks of foreign companies are predominantly traded on foreign stock exchanges in foreign currencies. Accordingly, the Sub-Adviser(s) may make currency investment decisions independent of underlying stock selections.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation.

•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.

Principal Investment Risks

•	There is no guarantee that the international stock markets or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

•

The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs and GDRs (collectively, “Depositary Receipts”). U.S. depositary banks issue these stocks. Each Depositary Receipt represents one or more shares of foreign stock or a fraction of a share. The price of a Depositary Receipt corresponds to the price of the

GuideStone Funds Prospectus | 97

foreign stock in its home market, adjusted to the ratio of the Depositary Receipt to foreign company shares. Therefore, these securities are purchased on a U.S. exchange, but the risks inherently associated with foreign investing still apply to Depositary Receipts.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Fund.

•	Derivatives, including futures, options, forwards and swaps, are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The Fund’s return may not match the return of the MSCI EAFE Index for a number of reasons, including operating and brokerage expenses incurred by the Fund, reserves of cash held by the Fund to meet redemptions, and/or lack of precise correlation with the MSCI EAFE Index.

•	There is a risk that the Fund, which is passively managed, may not perform as well as funds with more traditional methods of investment management, such as selecting securities based on economic, financial and market analysis, because the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the MSCI EAFE Index.

•	The Fund’s social investment policies and restrictions may cause the Fund to lose the ability to invest in certain investment opportunities in which the MSCI EAFE Index invests, which may cause the Fund to have lower performance than the Index and contribute to a lower correlation between the performance of the Fund and the Index.

•	The Fund must pay various expenses, and therefore its returns may differ from the MSCI EAFE Index’s total return, which does not reflect any expenses.

Performance

The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, total return information will be presented. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Northern Trust Investments, Inc.

Patrick Dwyer Vice President	Since June 2015
Michael O’Connor Vice President	Since June 2015

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

98 | GuideStone Funds Prospectus

GuideStone Funds International Equity Fund	Institutional GIEYX Investor GIEZX

Investment Objective

The International Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.74%	0.74%
Other expenses	0.09%	0.43%
Dividend or interest expense on short sales	0.17%	0.17%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	1.01%	1.35%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual operating expenses (after fee waiver)(2)	1.00%	1.34%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$102	$136
3 Years	$321	$427
5 Years	$557	$738
10 Years	$1,235	$1,623

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

GuideStone Funds Prospectus | 99

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of foreign companies. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located, or where it generates the majority of its operating income. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	The Fund primarily invests in common stocks of foreign companies in countries having economies and markets generally considered to be developed, but may also invest in common stocks of foreign companies located in emerging markets.

•	Common stocks of foreign companies are predominantly traded on foreign stock exchanges.

•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation.

•	The Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets. When the Fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.

•	The Fund may use forward currency exchange contracts, options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies. The Fund may also use other types of derivative instruments, such as futures, options, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the international stock markets or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying stock selections.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or

100 | GuideStone Funds Prospectus

inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund.

•	The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.

•	Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

•	At times, the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	Futures and warrants provide for the sale of a security at a specific price during a particular timeframe. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the options. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. By contrast, warrants are generally issued by the issuer of a security, however, the market price of warrants may be significantly less than the current price of the underlying security. Therefore, there is a greater risk that warrants may drop in value at a faster rate than the underlying security.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return years ended 12/31

Best Quarter: 25.80% 6/2009	Worst Quarter: (21.89)% 9/2011

Average Annual Total Returns as of 12/31/15

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Investor Class before taxes	(2.16)%	1.82%	2.33%	4.96%
Investor Class after taxes on distributions(1)	(3.09)%	1.35%	1.42%	4.25%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(0.47)%	1.44%	2.04%	4.23%

GuideStone Funds Prospectus | 101

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Institutional Class before taxes	(1.93)%	2.06%	2.55%	5.17%
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses or taxes)	(0.81)%	2.10%	3.45%	5.77%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

AQR Capital Management, LLC

Clifford S. Asness, Ph.D. Managing and Founding Principal	Since March 2008
John M. Liew, Ph.D. Founding Principal	Since March 2008
Jacques A. Friedman Principal	Since March 2008
Oktay Kurbanov Principal	Since March 2008
Michael Katz, Ph.D. Principal	Since March 2016

Baillie Gifford Overseas Limited

James Anderson Head of Long Term Global Growth and Portfolio Manager	Since June 2011
Sarah Whitley Head of Japanese Equity and Portfolio Manager	Since June 2011
Kavé Sigaroudinia Portfolio Manager	Since June 2011
Tom Coutts Head of European Equities and Portfolio Manager	Since June 2011
Lawrence Burns Portfolio Manager	Since October 2012
Nick Thomas, CFA Director, Institutional Clients Department and Portfolio Manager	Since June 2011
David Salter Director, Institutional Clients Department	Since June 2011

Barrow, Hanley, Mewhinney & Strauss, LLC

David A. Hodges, CFA Managing Director and Portfolio Manager	Since April 2012
Randolph S. Wrighton, Jr., CFA Managing Director and Portfolio Manager	Since April 2012

MFS Institutional Advisors, Inc.

Marcus L. Smith Investment Officer	Since June 2011
Daniel Ling Investment Officer	Since May 2016
Filipe M.G. Benzinho Investment Officer	Since May 2016

Mondrian Investment Partners Ltd.

Elizabeth Desmond, CFA Chief Investment Officer – International Equities	Since August 2001
Nigel Bliss Senior Portfolio Manager	Since August 2001
Andrew Porter Senior Portfolio Manager	Since August 2001

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

102 | GuideStone Funds Prospectus

GuideStone Funds Emerging Markets Equity Fund	Institutional GEMYX Investor GEMZX

Investment Objective

The Emerging Markets Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	1.09%	1.09%
Other expenses	0.36%	0.69%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	1.46%	1.79%
Fee waiver & expense reimbursement(1)	(0.13)%	(0.21)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	1.33%	1.58%

(1)	The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 1.32% for the Institutional Class and 1.57% for the Investor Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2017. The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017. The “Total annual operating expenses (after fee waiver & expense reimbursement)” may not equal the limits for total annual operating expenses for the Investor Class due to indirect fees and expenses associated with investments in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class	Investor Class
1 Year	$135	$161
3 Years	$449	$543
5 Years	$785	$950
10 Years	$1,735	$2,088

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

GuideStone Funds Prospectus | 103

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities that are economically tied to emerging markets. Equity securities may include stock, stock futures, rights, warrants or securities convertible into stock, of foreign companies, and the Fund may invest in companies with any market capitalization. The Fund considers emerging markets to include any non-Canadian and non-American market that is not included in the MSCI EAFE Index. As of the date of this Prospectus, the markets in the following countries are excluded from the term “emerging markets”: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund’s investments in emerging markets may include investments in frontier markets, which are a sub-set of emerging markets that are investable but that may have lower market capitalization and liquidity and may be more politically unstable than more developed emerging markets. An issuer is considered to be from the country where it is located based on where it is headquartered or incorporated, where the majority of its assets are located and/or where it generates the majority of its operating income. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.

•	Common stocks of foreign companies are predominantly traded on foreign stock exchanges.

•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation.

•	The Fund may use forward exchange contracts, options and futures on stock indices and swap agreements to gain exposure to foreign markets and currencies. The Fund may also use derivative instruments, such as futures, options, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio, while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the international stock markets or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Investing in frontier markets involves greater risk than investing in traditional emerging markets because frontier countries generally have smaller economies, greater political instability and less developed capital markets, and as a result, the risks of investing in emerging market countries are magnified in frontier countries.

•

The Fund may invest in securities issued by foreign companies through ADRs, GDRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may

104 | GuideStone Funds Prospectus

be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Medium-sized company stocks have historically been subject to greater investment risk than large-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•	Small-sized companies have historically been more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying stock selections.

•	The Fund’s investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

•	Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	Futures and warrants provide for the sale of a security at a specific price during a particular timeframe. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the options. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. By contrast, warrants are generally issued by the issuer of a security, however, the market price of warrants may be significantly less than the current price of the underlying security. Therefore, there is a greater risk that warrants may drop in value at a faster rate than the underlying security.

•	The Fund may have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return year ended 12/31

Best Quarter: 7.19% 6/2014	Worst Quarter: (19.12)% 9/2015

GuideStone Funds Prospectus | 105

Average Annual Total Returns as of 12/31/15

	One Year	Since Inception (10/31/2013)
Investor Class before taxes	(19.14)%	(12.22)%
Investor Class after taxes on distributions(1)	(19.14)%	(12.57)%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(10.83)%	(9.20)%
Institutional Class before taxes	(18.93)%	(12.02)%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	(14.92)%	(9.36)%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”). After-tax returns are shown for only the Investor Class. After-tax returns for the Institutional Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

AQR Capital Management, LLC

Michele L. Aghassi, Ph.D. Principal	Since March 2016
Jacques A. Friedman Principal	Since October 2013
Oktay Kurbanov Principal	Since October 2013
Andrea Frazzini, Ph.D. Principal	Since March 2016
Michael Katz, Ph.D. Principal	Since March 2016

Genesis Asset Managers, LLP and Genesis Investment Management, LLP

Karen Yerburgh Managing Partner and Portfolio Manager	Since October 2013
Rufus Frazier Portfolio Manager	Since March 2015
Andrew Elder Partner and Portfolio Manager	Since October 2013

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

106 | GuideStone Funds Prospectus

GuideStone Funds Global Natural Resources Equity Fund	Investor GNRZX

Investment Objective

The Global Natural Resources Equity Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Global Natural Resources Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management fee	0.92%
Other expenses	0.37%
Acquired Fund fees and expenses	0.01%
Total annual operating expenses	1.30%
Fee waiver(1)	(0.01)%
Total annual operating expenses (after fee waiver)(2)	1.29%

(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2017.

(2)	The expense information in the table has been restated to reflect the current Management fee based on a reduction to the advisory fee.

Expense Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
1 Year	$131
3 Years	$411
5 Years	$712
10 Years	$1,567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

GuideStone Funds Prospectus | 107

Principal Investment Strategies

•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of companies considered to be principally engaged in natural resources industries or that supply goods, technology and services to such companies. The Fund invests in securities of issuers from a number of different countries, including the United States. The Fund’s portfolio is diversified among a number of companies across different industries and capitalization ranges.

•	Companies in natural resources industries include companies to be principally engaged in the discovery, development, production or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. For these purposes, “natural resources” generally includes, but is not limited to: energy (such as utilities, producers/developers, refiners and service drilling), alternative energy (such as uranium, coal, hydrogen, wind, solar and fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint and tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum and diamonds) and agricultural products (grains and other foods, seeds, fertilizers and water).

•	A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company’s assets, gross income, cash flow or net profits is committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in natural resources industries.

•	The Fund may invest in equity securities of issuers located throughout the world and in countries having economies and markets generally considered to be developed, but may also invest in equity securities of foreign companies located in emerging markets.

•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.
•	The Fund may invest in a company principally engaged in precious metal-related activities, which is one that derives at least 50% of its revenues from the exploration, mining, processing, or dealing in precious metals.

•	The Fund may invest up to 5% of its net assets in securities issued by other investment companies, including exchange-traded funds (ETFs).

•	Depending on market conditions, the Fund may at times, but will not necessarily, hold up to 20% of its assets in cash and cash equivalents, which could limit the ability of the Fund to meet its investment objectives.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the Fund’s Board of Trustees and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio, while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•	The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor should be able to accept significant short-term fluctuations in value.

•	Investment in companies in natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations.

•	Concentrating investments in the natural resources industries increases the risk of loss because the securities

108 | GuideStone Funds Prospectus

of many or all of the companies in the natural resources industries may decline in value due to developments adversely affecting the industries, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if the natural resources industries do not perform as well as the Sub-Advisers expected. Prices of securities in the same industries may change collectively regardless of the merits of individual companies.

•	The Fund’s investments in companies engaged in precious metal-related activities may be significantly affected by developments in the precious metals industries and may be linked to the prices of gold and silver, or other precious metals. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political or other conditions affecting one or more of the major sources of gold and silver could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries. Moreover, companies engaged in precious metal-related activities also face risks related to their operations that may affect overall profitability. These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines. In addition, the business of mining precious metals is subject to numerous risks that could adversely impact such companies. These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions and seismic activity.

•	Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying stock selections.

•	Medium-sized company stocks have historically been subject to greater investment risk than larger-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•	An investment in small- and micro-cap companies may involve greater risk and be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience and market diversification.

•	The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear it share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

•	Futures and warrants provide for the sale of a security at a specific price during a particular timeframe. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the options. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. By contrast, warrants are generally issued by the issuer of a security, however, the market price of warrants may be significantly less than the current price of the underlying security. Therefore, there is a greater risk that warrants may drop in value at a faster rate than the underlying security.

•	To the extent that the Fund holds assets in cash and cash equivalents and not in the investments described, the ability of the Fund to meet its objective may be limited.

•	Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund.

GuideStone Funds Prospectus | 109

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and two broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The MSCI World Commodity Producers Index and NYSE Arca Gold Miners Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Return year ended 12/31

Best Quarter: 9.45% 6/2014	Worst Quarter: (29.49)% 9/2015

Average Annual Total Returns as of 12/31/15

	One Year	Since Inception (7/1/2013)
Investor Class before taxes	(34.49)%	(22.34)%
Investor Class after taxes on distributions(1)	(34.51)%	(22.78)%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	(19.51)%	(16.23)%
MSCI World Commodity Producers Index (reflects no deduction for fees, expenses or taxes)(3)	(25.62)%	(13.16)%

	One Year	Since Inception (7/1/2013)
NYSE Arca Gold Miners Index (reflect no deduction for fees, expenses or taxes)(3)	(25.52)%	(19.33)%
Composite Index (reflects no deduction for fees, expenses or taxes)(3)	(24.44)%	(12.49)%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement arrangements (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

(3)	Historically, the Fund has compared its performance to its primary broad-based index, the MSCI World Commodity Producers Index, as well as another broad-based index and a composite index. Effective December 1, 2015, the Fund will compare its performance only to its primary broad-based index because that index is composed of securities which more closely compare to the Fund’s portfolio.

Management

Investment Adviser

GuideStone Capital Management, LLC

Sub-Advisers and Portfolio Managers

Northern Trust Investments, Inc.

Patrick Dwyer Vice President	Since December 2015
Michael O’Connor Vice President	Since December 2015

SailingStone Capital Partners LLC

MacKenzie B. Davis, CFA Managing Partner	Since June 2014
Kenneth L. Settles, Jr., CFA Managing Partner	Since June 2014

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 111.

110 | GuideStone Funds Prospectus

Summary of Other Important Fund Information

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund on any business day through our website at www.GuidesStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). (Purchases and redemptions by telephone are only permitted if you establish these options on your account.) You may also purchase or redeem shares of the Fund through certain other financial intermediaries. You may be charged a fee for effecting transactions through these financial intermediaries. The Funds reserve the right to refuse to accept investments at any time.

Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000 per Fund. The $1,000 initial purchase minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of a Fund (however, if you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply):

Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Arrangements	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minor Accounts	$100

Institutional Class Shares: Investors, other than Serviced Participant Directed Plans, as defined below, that invest a total of at least $1,000,000 in the Funds in the aggregate may invest in the Institutional Class shares of those Funds that offer that share class. Outside Service Plans are only eligible to purchase Investor Class shares, and may not purchase Institutional Class shares. GuideStone Service Plans are subject to the minimum investment requirements noted below under “GuideStone Service Plan Eligibility” in order to purchase Institutional Class shares. There are no minimum purchase requirements for subsequent investments in Institutional Class shares.

Investors holding Institutional Class shares prior to May 1, 2014, will continue to be eligible to purchase and hold Institutional Class shares irrespective of whether their initial investment exceeded $1,000,000. A shareholder of one class of a Fund who is or becomes eligible for another class of that Fund may elect to convert shares of that class to shares of the other class based on the relative NAVs of shares of each class; however, such a conversion will not be made automatically. A conversion of shares between classes of the same Fund is not considered a taxable transaction for federal income tax purposes.

At the discretion of the Adviser, the initial investment minimums and account size requirements noted for both Classes of shares may be waived.

If you purchase or redeem shares through an employee benefit plan which allows participants to direct their own investments in which recordkeeping and other administrative services are provided by GuideStone Financial Resources or its subsidiaries or a third-party service provider that receives shareholder service fees from the Funds or from GuideStone Financial Resources or GuideStone Resource Management, Inc. (“Service Participant Directed Plan”), please contact your employer, plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637).

If you purchase shares through a financial intermediary, please contact the financial intermediary directly.

Tax Information

A Fund’s distributions are taxable to you as ordinary income or long-term capital gains, except when your investment in a Fund is made through a 403(b), 401(k), IRA or other tax-deferred arrangement, from which withdrawals may be taxed when withdrawn from the arrangement.

GuideStone Funds Prospectus | 111

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund or its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

112 | GuideStone Funds Prospectus

Additional Information Regarding the Funds

What is a mutual fund?

A mutual fund pools shareholders’ money and, using professional management, invests in securities like stocks and bonds.

GuideStone Funds (the “Trust”) is a family of mutual funds that offers a selection of funds to investors, each with its own investment objective, strategies and risks. There is a separate Fund Summary for each Fund and other detailed information in the preceding pages. Please read each Fund Summary carefully before you invest. It is important that investors closely review and understand the risks of investing in the Funds.

The Trust’s Funds are divided into three groups:

Target Date Funds — Each Target Date Fund (see pages 4 to 30) invests primarily in a diversified mix of the Select Funds that changes over time to meet a specified investment strategy. The Funds’ investment adviser believes that blending asset classes, investment styles and money managers may reduce risk over the long term. Each Target Date Fund invests in the Institutional Class of the Select Funds, and certain of these Funds also invest in the Investor Class of the Flexible Income Fund and/or the Global Natural Resources Equity Fund.

•	MyDestination 2005 Fund

•	MyDestination 2015 Fund

•	MyDestination 2025 Fund
•	MyDestination 2035 Fund

•	MyDestination 2045 Fund

•	MyDestination 2055 Fund

Asset Allocation Funds — Each Asset Allocation Fund (see pages 31 to 46) invests in a different mix of the Select Funds to meet a specified investment strategy. The Funds’ investment adviser believes that blending investment styles and money managers may reduce risk over the long term. Each Asset Allocation Fund invests in the Institutional Class of the Select Funds, and certain of these Funds also invest in the Investor Class of the Flexible Income Fund and/or Global Natural Resources Equity Fund.

•	Conservative Allocation Fund

•	Balanced Allocation Fund
•	Growth Allocation Fund

•	Aggressive Allocation Fund

Select Funds — Each Select Fund (see pages 47 to 110) invests directly in different types of fixed-income obligations, stocks or other investments to meet its investment objective.

•	Money Market Fund

•	Low-Duration Bond Fund

•	Medium-Duration Bond Fund

•	Extended-Duration Bond Fund

•	Inflation Protected Bond Fund

•	Global Bond Fund

•	Flexible Income Fund

•	Defensive Market Strategies Fund

•	Equity Index Fund
•	Real Estate Securities Fund

•	Value Equity Fund

•	Growth Equity Fund

•	Small Cap Equity Fund

•	International Equity Index Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Global Natural Resources Equity Fund

GuideStone Funds Prospectus | 113

Who is the Adviser?

GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Adviser is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). Rather than making the day-to-day investment decisions for the Select Funds, the Adviser retains the services of other investment management firms to do so. In addition, the Adviser allocates the Target Date Funds’ and Asset Allocation Funds’ investments among the Select Funds and other investments.

Each Select Fund uses various investment management firms (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage its assets. The Adviser reviews the Sub-Advisers’ performance, allocates the assets of a Select Fund among them and makes recommendations to the Trust’s Board of Trustees (“Board of Trustees”) regarding changes to the Sub-Advisers selected. The Select Funds may change Sub-Advisers without shareholder approval.

No Fund may invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. These investment restrictions may only be changed by the vote of the majority of the outstanding shares of the Trust, and not an individual Fund. A “majority of the outstanding shares of the Trust” is defined as greater than 50% of the shares shown on the books of the Trust or its transfer agent as then issued and outstanding, voted in the aggregate, but does not include Shares which have been repurchased or redeemed by the Trust.

Control by GuideStone Financial Resources: In accordance with the Trust’s trust instrument, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of the Trust.

The Funds are not insured or guaranteed by the Adviser, GuideStone Financial Resources, any bank, the FDIC or any government agency. As with all mutual funds, your investment in the Funds involves investment risk, including the possible loss of the principal amount you invested. There is no guarantee that any of the Funds will be able to meet its investment objective.

Target Date Funds glide path: The following graph illustrates how the Target Date Funds’ asset allocations are expected to vary over time. Generally, the Target Date Funds’ allocations will gradually shift from an emphasis on equity securities to an emphasis on fixed-income securities.

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Additional Investment & Risk Information

The following is a list of other investment strategies employed by the Funds and certain additional risks that may apply to your investments in the Funds. These are in addition to the principal investment strategies and risks listed in each Fund Summary. Further information about investment strategies and risks is available in the Trust’s Statement of Additional Information (“SAI”).

Temporary defensive positions: Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the Trust’s Money Market Fund, high quality short-term debt obligations and other money market instruments. During these periods, a Fund may not meet its investment objective.

Securities lending: The Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks. If the borrower of the security fails financially, there could be delays in recovering the loaned securities.

Depositary receipts: Depositary receipts, such as ADRs and GDRs, may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Additional interest rate risk: Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, a Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, a Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Fund’s return.

Mortgage-backed and asset-backed obligations: The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund and Flexible Income Fund may invest in collateralized debt instruments issued or underwritten by U.S. organizations and organizations located in developed markets. The Low-Duration Bond, Medium-Duration Bond, Extended-Duration Bond and Global Bond Funds’ use of these securities has risks in addition to the risks of conventional debt securities. These obligations may be unsecured, or an issuer may have limited ability to enforce its interest in the underlying assets, which means there may be no collateral for a Fund to seize if the borrower defaults. Because principal is paid back over the life of the security, rather than at maturity, these securities are subject to the risk of prepayment. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates. In certain situations, prepayment may result in a loss of anticipated interest and/or principal payments, as well as any premium a Fund may have paid. Conversely, when interest rates rise, a Fund’s average maturity may lengthen due to a drop in prepayments. This may increase both the Fund’s sensitivity to interest rates and its potential for price declines.

Municipal securities: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which a Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.

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The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties in the municipal securities market related to taxation or the rights of security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. To the extent that a Fund invests in “private activity bonds,” a part of its dividends will be a tax preference item for purposes of the federal alternative minimum tax. In addition, changes in market conditions and the financial condition of the issuers may adversely affect the yield and value of a Fund’s municipal securities investments.

Lower-rated debt securities: Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

Floating rate loans: The Flexible Income Fund may invest a significant portion of its assets in senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions (“Senior Loans”) to corporate customers. Senior Loans hold a senior position in the capital structure of the borrower and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior Loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium.

Most loans are lower-rated investments. In the event a loan is not rated, it is likely to be the equivalent in quality to a lower-rated investment. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Sub-Adviser will consider, and may rely in part, on analyses performed by others.

Senior loans are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for the Fund investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value. Senior loans may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

The Fund’s investments in loans are subject to the risk that the Fund will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral could satisfy the borrower’s obligation or that the collateral would be readily liquidated. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, the Fund may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Senior loans in which the Fund may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Fund’s Sub-Adviser may be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the

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anti-fraud protections of the federal securities laws. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Inflation-linked debt securities: Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Real estate investment trusts (“REITs”): A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not subject to federal income tax on net income and gains distributed to shareholders, provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Duration: Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A Select Fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen a Select Fund’s duration. As the value of a security changes over time, so will its duration.

What are derivatives?

Derivatives are investments whose values are based on (or “derived” from) a stock, bond, other asset or index. These investments include options, futures contracts and similar investments. Futures and options are popular types of derivatives, because they are easily bought and sold and have market values that are regularly calculated and published.

Derivatives: The Select Funds may use long or short positions in derivatives such as, but not limited to, swaps, equity futures contracts and U.S. Treasury futures contracts, as well as options in order to maintain market exposure, to reduce market exposure, to maintain liquidity or to commit cash pending investment.

The Low-Duration Bond Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and options on mortgage-backed securities (for investment purposes and as a substitute for cash bonds).

The Medium-Duration Bond Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures contracts thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and U.S. Treasury futures and options (for investment purposes).

The Inflation Protected Bond Fund may use various types of derivative instruments including, but not limited to, U.S. and non-dollar futures, options, swaps and swaptions (for investment purposes and to hedge against fluctuations in interest rates); forward currency exchange contracts (to hedge against fluctuations in foreign currencies); and currency futures, swaps and options (for investment purposes and to hedge against fluctuations in foreign currencies).

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The Global Bond Fund may use various types of derivative instruments including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging); interest rate swaps, floors and caps (investment purposes); and credit default swaps and currency swaps (investment purposes and hedging).

The Defensive Market Strategies Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures on stock indices to gain exposure to foreign markets and currencies.

The Small Cap Equity Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging); interest rate swaps, floors and caps (investment purposes); credit default swaps (investment purposes); futures and options on stock indices (investment purposes); futures and options on U.S. Treasury securities (investment purposes); and currency swaps (investment purpose and currency hedging).

The International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts, options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies.

Each Target Date Fund and Asset Allocation Fund may invest up to 10% of its assets directly in exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances.

The Flexible Income Fund and Global Natural Resources Equity Fund may invest their assets in exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances.

The Funds’ use of derivatives may reduce their return and increase volatility. An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. A small investment in derivatives could have a potentially significant impact on a Fund’s performance. Derivatives are also subject to counterparty risk, which is the risk that the counterparty to the derivative instruments may fail to make required payments or otherwise comply with the derivative instruments’ terms. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, of which losses are potentially unlimited. There is the risk that changes in the value of a derivative may not correlate well with an underlying asset, rate or index. Derivatives may also involve additional expenses, which would reduce any benefit or increase any loss of a Fund using the derivative.

Some derivatives the Funds use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage could increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contracts or other economic variable. A Fund is required to segregate permissible liquid assets to cover its obligations relating to its purchase of certain derivative instruments.

Foreign Investment: Select Funds that invest in foreign issuers are subject to risks associated with foreign investment risk. The securities of the foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Additionally, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For instance, a significant slowdown in China’s economy is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The impending referendum in Britain on whether to remain in the European Union (the “Brexit”)

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could result in economic disruption in the Eurozone, which could occur abruptly. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities.

Recent Market Conditions: Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil. These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all.

In addition, political events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. Regulators have expressed concern that rate increases may cause investors to sell fixed-income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Short sales: The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value up to 30% of its assets. When the Defensive Market Strategies Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. The other Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Target Date Funds, Asset Allocation Funds, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. Short sales involve costs and risks. The Funds must pay the lender interest on securities they borrow, and the Funds will lose money if the price of the security increases between the time of the short sale and the date when the Funds replace the borrowed securities.

The Defensive Market Strategies Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Defensive Market Strategies Fund’s gains or losses.

Fund of funds: In managing the Target Date Funds and Asset Allocation Funds, the Adviser will have the authority to select and substitute Select Funds in which to invest. The Adviser’s selection of the Select Funds may have a positive or negative effect on its revenues and/or profits. In addition to the fees directly associated with the Target Date Funds and Asset Allocation Funds, these Funds will indirectly bear the fees of the Select Funds, which include investment advisory fees paid to the Adviser and vary among the Select Funds, and other investments.

An investor may invest directly in the Select Funds. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Select Funds instead of in the Target Date Funds and Asset Allocation Funds. However, an investor who chooses to invest directly in the Select Funds would not receive the asset allocation and rebalancing services provided by the Adviser.

Portfolio turnover: Portfolio turnover measures how frequently securities held by a mutual fund are bought and sold. Portfolio turnover rates for the Funds may be somewhat higher than the rates of other similar mutual funds that have a single

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manager. Each of the Funds’ Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers based on the Sub-Adviser’s adherence to its stated investment strategies, as directed by the Adviser, and compliance with the relevant Fund’s investment objective, policies and limitations. When a Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the portfolio account. In addition, portfolio turnover may be attributable to a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. Higher portfolio turnover rates (100% or more) may result in higher levels of realized gains or losses and/or may increase expenses. Tax effects and trading costs associated with portfolio turnover may result in lower investment returns. Additional information on the Funds’ portfolio turnover can be found in the section entitled “Financial Highlights.”

Manager of managers: With respect to the Select Funds, the Adviser is a “manager of managers.” The Adviser continuously monitors the performance and operations of the Sub-Advisers and the allocation of the assets of certain Select Funds among them. The Adviser is active in the selection of the Sub-Advisers as well. Each Select Fund pays its Sub-Adviser directly.

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Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to broad-based and/or composite indices to assess risk and performance. The following summary provides additional information regarding these indices to which each Fund’s performance is compared. Each index is unmanaged and not available for direct investment.

MyDestination 2005 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2015, the Composite Index consisted of 37.87% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 10.10% of the Barclays U.S. Aggregate Bond Index, 1.27% of the Barclays Global Aggregate Bond Index — Unhedged, 0.63% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 0.63% of the J.P. Morgan Emerging Markets Bond Index Plus, 10.00% of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 5.00% of the S&P/LSTA U.S. B– Ratings and Above Loan Index, 14.46% of the S&P 500® Index, 1.00% of the FTSE EPRA/NAREIT Developed Index, 3.71% of the Russell 1000® Value Index, 3.71% of the Russell 1000® Growth Index, 1.33% of the Russell 2000® Index, 6.55% of the MSCI EAFE Index, 1.74% of the MSCI Emerging Markets (EM) Index and 2.00% of the MSCI World Commodity Producers Index.

MyDestination 2015 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•

The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the

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results of the following indices. As of December 2015, the Composite Index consisted of 12.80% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 12.80% of the Barclays U.S. Aggregate Bond Index, 0.80% of the Barclays U.S. Long-Term Government Bond Index, 0.80% of the Barclays U.S. Long-Term Credit Bond Index, 2.40% of the Barclays Global Aggregate Bond Index — Unhedged, 1.20% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.20% of the J.P. Morgan Emerging Markets Bond Index Plus, 10.00% of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 5.00% of the S&P/LSTA U.S. B– Ratings and Above Loan Index, 23.66% of the S&P 500® Index, 1.00% of the FTSE EPRA/NAREIT Developed Index, 5.66% of the Russell 1000® Value Index, 5.66% of the Russell 1000® Growth Index, 2.22% of the Russell 2000® Index, 10.11% of the MSCI EAFE Index, 2.69% of the MSCI Emerging Markets (EM) Index and 2.00% of the MSCI World Commodity Producers Index.

MyDestination 2025 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2015, the Composite Index consisted of 6.00% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 9.60% of the Barclays U.S. Aggregate Bond Index, 1.20% of the Barclays U.S. Long-Term Government Bond Index, 1.20% of the Barclays U.S. Long-Term Credit Bond Index, 3.00% of the Barclays Global Aggregate Bond Index — Unhedged, 1.50% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.50% of the J.P. Morgan Emerging Markets Bond Index Plus, 4.00% of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 1.50% of the S&P/LSTA U.S. B– Ratings and Above Loan Index, 25.80% of the S&P 500® Index, 2.75% of the FTSE EPRA/NAREIT Developed Index, 8.29% of the Russell 1000® Value Index, 8.29% of the Russell 1000® Growth Index, 3.47% of the Russell 2000® Index, 14.93% of the MSCI EAFE Index, 3.97% of the MSCI Emerging Markets (EM) Index and 3.00% of the MSCI World Commodity Producers Index.

MyDestination 2035 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

122 | GuideStone Funds Prospectus

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2015, the Composite Index consisted of 0.75% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 5.00% of the Barclays U.S. Aggregate Bond Index, 0.50% of the Barclays U.S. Long-Term Government Bond Index, 0.50% of the Barclays U.S. Long-Term Credit Bond Index, 4.25% of the Barclays Global Aggregate Bond Index — Unhedged, 2.13% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 2.13% of the J.P. Morgan Emerging Markets Bond Index Plus, 14.62% of the S&P 500® Index, 3.33% of the FTSE EPRA/NAREIT Developed Index, 13.12% of the Russell 1000® Value Index, 13.12% of the Russell 1000® Growth Index, 6.58% of the Russell 2000® Index, 24.20% of the MSCI EAFE Index, 6.43% of the MSCI Emerging Markets (EM) Index and 3.34% of the MSCI World Commodity Producers Index.

MyDestination 2045 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2015, the Composite Index consisted of 0.25% of the Barclay’s U.S. Aggregate Bond Index, 3.12% of the Barclays Global Aggregate Bond Index — Unhedged, 1.56% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.56% of the J.P. Morgan Emerging Markets Bond Index Plus, 14.66% of the S&P 500® Index, 3.33% of the FTSE EPRA/NAREIT Developed Index, 14.66% of the Russell 1000® Value Index, 14.66% of the Russell 1000® Growth Index, 8.13% of the Russell 2000® Index, 27.44% of the MSCI EAFE Index, 7.29% of the MSCI Emerging Markets (EM) Index and 3.34% of the MSCI World Commodity Producers Index.

MyDestination 2055 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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•	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2015, the Composite Index consisted of 2.50% of the Barclays Global Aggregate Bond Index — Unhedged, 1.25% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.25% of the J.P. Morgan Emerging Markets Bond Index Plus, 14.86% of the S&P 500® Index, 3.33% of the FTSE EPRA/NAREIT Developed Index, 14.86% of the Russell 1000® Value Index, 14.86% of the Russell 1000® Growth Index, 8.42% of the Russell 2000® Index, 27.91% of the MSCI EAFE Index, 7.42% of the MSCI Emerging Markets (EM) Index and 3.34% of the MSCI World Commodity Producers Index.

Conservative Allocation Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P/LSTA U.S. B– Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 41%, 14%, 10%, 20%, 1%, 5%, 2% and 7%, respectively.

Balanced Allocation Fund: The Fund’s performance is compared to a Composite Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Barclays U.S. Aggregate Bond Index, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P/LSTA U.S. B– Ratings and Above Loan Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the MSCI World Commodity Producers Index, weighted 41%, 6%, 30%, 3%, 3%, 14% and 3%, respectively.

Growth Allocation Fund: The Fund’s performance is compared to a Composite Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

124 | GuideStone Funds Prospectus

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the MSCI World Commodity Producers Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25%, 41%, 4%, 3% and 27%, respectively.

Aggressive Allocation Fund: The Fund’s performance is compared to a Composite Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

•	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

•	The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60% and 40%, respectively.

Money Market Fund: Effective May 1, 2016, the Fund’s performance is compared to the Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index. Prior to that date, the Fund utilized the Citigroup 3-Month Treasury Index.

•	The Bank of America Merrill Lynch 0-3 Month Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

•	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills, consisting of an average of the last three 3-month U.S. Treasury bill issues.

Low-Duration Bond Fund: The Fund’s performance is compared to the Bank of America Merrill Lynch 1-3 Year Treasury Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

Medium-Duration Bond Fund: The Fund’s performance is compared to the Barclays U.S. Aggregate Bond Index.

•	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Extended-Duration Bond Fund: The Fund’s performance is compared to a Composite Index, the Barclays U.S. Long-Term Credit Bond Index and the Barclays U.S. Long-Term Government Bond Index.

•	The Barclays U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

•	Barclays U.S. Long-Term Government Bond Index is composed of securities in the long (more than 10 years) range of the Barclays U.S. Government Index and is composed of a subset of the Barclays Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

•	The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Barclays U.S. Long-Term Government Bond Index and the Barclays U.S. Long-Term Credit Bond Index, each weighted 50%.

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Inflation Protected Bond Fund: The Fund’s performance is compared to the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index.

•	The Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

Global Bond Fund: The Fund’s performance is compared to a Composite Index, the Barclays Global Aggregate Bond Index — Unhedged, the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index and the J.P. Morgan Emerging Markets Bond Index Plus.

•	The Barclays Global Aggregate Bond Index — Unhedged is a broad-based measure of the global investment-grade fixed-rate debt markets.

•	The Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an issuer-constrained version of the Barclays U.S. Corporate High Yield Index that measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

•	The J.P. Morgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

•	The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Barclays Global Aggregate Bond Index — Unhedged, the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index and the J.P. Morgan Emerging Markets Bond Index Plus, weighted 50%, 25% and 25%, respectively.

Flexible Income Fund: The Fund’s performance is compared to the S&P/LSTA U.S. B- Ratings and Above Loan Index.

•	The S&P/LSTA U.S. B- Ratings and Above Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans rated B- or higher by S&P. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Defensive Market Strategies Fund: The Fund’s performance is compared to a Composite Index, the S&P 500® Index and the Citigroup 3-Month Treasury Bill Index.

•	The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

•	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills, consisting of an average of the last three 3-month U.S. Treasury bill issues.

•	The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the S&P 500® Index and the Citigroup 3-Month Treasury Bill Index, each weighted 50%.

Equity Index Fund: The Fund’s performance is compared to the S&P 500® Index.

•	The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Real Estate Securities Fund: The Fund’s performance is compared to the FTSE EPRA/NAREIT Developed Index.

•	The FTSE EPRA/NAREIT Developed Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

126 | GuideStone Funds Prospectus

Value Equity Fund: The Fund’s performance is compared to the Russell 1000® Value Index.

•	The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Growth Equity Fund: The Fund’s performance is compared to the Russell 1000® Growth Index.

•	The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Small Cap Equity Fund: The Fund’s performance is compared to the Russell 2000® Index.

•	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

International Equity Index Fund: The Fund’s performance is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, an index description will be presented.

International Equity Fund: The Fund’s performance is compared to the MSCI EAFE Index (Net).

•	The MSCI EAFE Index (Net) is a free-float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

Emerging Markets Equity Fund: The Fund’s performance is compared to the MSCI Emerging Markets Index (Net).

•	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Global Natural Resources Equity Fund: Effective December 1, 2015, the Fund’s performance is compared only to the MSCI Commodity Producers Index. Prior to that date, the Fund’s performance was compared to a Composite Index, the MSCI World Commodity Producers Index and the NYSE Arca Gold Miners Index. The Composite Index was provided to show how the Fund’s performance compared with the returns of an index of securities similar to those in which the Fund invested. The Composite Index was comprised of the MSCI World Commodity Producers Index and the NYSE Arca Gold Miners Index, weighted 75% and 25%, respectively.

•	The MSCI Commodity Producers Index is a free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industries: energy, metals and agriculture.

•	The NYSE Arca Gold Miners Index is comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index includes common stocks and ADRs.

Disclaimers:

As cited herein, Russell Investment Group is the source and owner of trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

THE INTERNATIONAL EQUITY INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY

GuideStone Funds Prospectus | 127

REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE INTERNATIONAL EQUITY INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE INTERNATIONAL EQUITY INDEX FUND OR THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE INTERNATIONAL EQUITY INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE INTERNATIONAL EQUITY INDEX FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE INTERNATIONAL EQUITY INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THAT ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE INTERNATIONAL EQUITY INDEX FUND, OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

128 | GuideStone Funds Prospectus

Management of the Funds

Adviser

What is a manager of managers?

The Adviser does not make the day-to-day investment decisions for the Select Funds. Rather, it retains the services of experienced investment management firms (the Sub-Advisers) to do so. The Adviser continuously monitors the performance of these Sub-Advisers and allocates the assets of each Select Fund among them.

GuideStone Capital Management, LLC, an affiliate of GuideStone Financial Resources, is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 and serves as the Adviser to the Fund, under its Advisory Agreement with the Trust and subject to the supervision of the Board of Trustees. Ronald C. Dugan, Jr., CFA, CPA, Matt L. Peden, CFA, Tim Bray, CFA, CAIA, and Robert J. Benson, CFA, serve as portfolio managers for the Target Date Funds and Asset Allocation Funds. Messrs. Dugan and Peden are officers of the Adviser. Mr. Dugan, President of the Adviser, joined the predecessor of the Adviser in 2010 as Vice President and Investment Officer. Mr. Peden, Vice President and Chief Investment Officer, and Mr. Bray, Senior Portfolio Manager, have worked for the Adviser or its predecessor for more than five years. Mr. Benson, Senior Portfolio Manager, joined the Adviser in 2015. Previously, Mr. Benson was Chief Investment Officer for Laird Norton Wealth Management. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Funds can be found in the SAI.

The Adviser allocates each Target Date Fund’s and each Asset Allocation Fund’s investments among all or some of the Select Funds and other investments. With respect to the Select Funds, the Adviser is a “manager of managers,” continually monitoring the performance and operations of the Sub-Advisers and the allocation of the assets of certain Select Funds among them. The Adviser oversees each Sub-Adviser’s adherence to its stated investment strategies and compliance with the relevant Fund’s investment objective, policies and limitations. The Adviser recommends to the Board of Trustees the hiring of new Sub-Advisers. Any new Sub-Advisers must be approved by the Board of Trustees. The Trust has been granted an order from the SEC to allow the approval of new Sub-Advisers and Sub-Advisory Agreements without shareholder approval, provided that shareholders of the applicable Select Fund will be notified of such change within 90 days. The Adviser also has the authority to give investment instructions for the purpose of facilitating the transition of Fund assets between Sub-Advisers and unaffiliated underlying funds. Changes in a Fund’s sub-advisory arrangement(s) may result in increased transaction costs due to restructuring of the Fund’s portfolio, which may negatively affect the Fund’s performance. A discussion regarding the basis for the approval of the Advisory and Sub-Advisory Agreements by the Board of Trustees is available in the Semi-Annual Report dated June 30, 2015 and the Annual Report dated December 31, 2015. GuideStone Financial Resources was established in 1918 and exists to assist churches and other ministry organizations by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. During the fiscal year ended December 31, 2015, each Fund paid monthly aggregate management fees to the Adviser and its respective Sub-Advisers at the following annual percentage rate of its average daily net assets:

Fund	Management Fee*
MyDestination 2005 Fund	0.10%(1)
MyDestination 2015 Fund	0.10%(1)
MyDestination 2025 Fund	0.10%(1)
MyDestination 2035 Fund	0.10%(1)
MyDestination 2045 Fund	0.10%(1)
MyDestination 2055 Fund	0.10%(1)
Conservative Allocation Fund	0.10%(1)
Balanced Allocation Fund	0.10%(1)
Growth Allocation Fund	0.10%(1)
Aggressive Allocation Fund	0.10%(1)
Money Market Fund	0.15%
Low-Duration Bond Fund	0.31%
Medium-Duration Bond Fund	0.37%
Extended-Duration Bond Fund	0.49%
Inflation Protected Bond Fund	0.31%
Global Bond Fund	0.48%
Flexible Income Fund	0.71%

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Fund	Management Fee*
Defensive Market Strategies Fund	0.66%
Equity Index Fund	0.11%
Real Estate Securities Fund	0.72%
Value Equity Fund	0.58%
Growth Equity Fund	0.75%
Small Cap Equity Fund	0.94%
International Equity Index Fund	0.18%(2)
International Equity Fund	0.79%
Emerging Markets Equity Fund	1.14%
Global Natural Resources Equity Fund	1.00%

(1)	In addition, the Target Date Funds and Asset Allocation Funds indirectly bear their proportionate share of the management fee and other expenses of the underlying Select Funds and other investments.
(2)	Inception date was June 1, 2015.
*	Refer to each Fund’s summary prospectus for current management fee information.

The Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses as disclosed in the Fees and Expenses table in the Summary section for each applicable Fund. The contractual waiver and reimbursement applies to direct Fund operating expenses only and does not include interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities. Should it be needed, the contractual waiver and expense reimbursement will remain in place until April 30, 2017. Pursuant to this arrangement, the Adviser may be reimbursed for expenses previously waived or reimbursed within three years of such waiver or reimbursement. The amount of the reimbursement may not exceed the expense limitation in place during the year in which the waiver or reimbursement was originally incurred.

For the Money Market Fund, GuideStone Financial Resources has voluntarily agreed to waive its shareholder servicing fees to the extent necessary to prevent a negative yield for the Investor Class, which agreement may be modified or terminated at any time by GuideStone Financial Resources. This waiver, as currently in effect, would reduce the total annual operating expenses of the Investor Class to 0.21%.

Pursuant to a claim for exemption filed with the National Futures Association by the Adviser on behalf of each Fund, the Adviser is not deemed to be a commodity pool operator, and each Fund is not deemed to be a commodity pool, under the Commodity Exchange Act (“CEA”) and is not subject to registration or regulation as such under the CEA.

Sub-Advisers

What is a Sub-Adviser?

Each Sub-Adviser makes the day-to-day investment decisions for the Select Fund’s assets that it manages, subject to the supervision of the Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.

Below is a list of each Select Fund’s Sub-Advisers and their staff who are jointly and primarily responsible for the day-to-day management of the Select Funds’ assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Funds can be found in the SAI.

Money Market Fund:

BlackRock Advisors, LLC (“BA”), 100 Bellevue Parkway, Wilmington, Delaware 19809: Founded in 1994, BA is an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $4.6 trillion in assets under management as of December 31, 2015.

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Low-Duration Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055: Founded in 1994, BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $4.6 trillion in assets under management as of December 31, 2015. The Low-Duration Bond Fund portfolio account is managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Thomas F. Musmanno, CFA, and Scott MacLellan, CFA. BFM’s resources include over 150 sector specialists dedicated to fundamental fixed income responsible for sector oversight, research, analysis, security selection, and trade execution. The fixed-income team, using an approach that leverages the individual expertise of the team members, will manage an assigned portion of the Low-Duration Bond Fund utilizing BFM’s risk management analytics to regularly evaluate the composition of the Low-Duration Bond Fund. Messrs. Musmanno and MacLellan are senior members of the firm. Mr. Musmanno, Managing Director, is Head of Short Duration within the Multi-Sector Institutional division of Americas Fixed Income Alpha Strategies. Mr. MacLellan, Director, is a portfolio manager on the Short Duration team within the Multi-Sector Institutional division of Americas Fixed Income Alpha Strategies.

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO was one of the first investment managers to specialize in fixed-income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO had assets under management as of December 31, 2015 of approximately $1.4 trillion. Jerome Schneider is a Managing Director in the Newport Beach office and head of the short-term and funding desk. He has 20 years of investment experience and joined PIMCO in 2008. Mr. Schneider is responsible for the day-to-day management of an assigned portion of the Low-Duration Bond Fund.

Payden & Rygel, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071: Payden & Rygel is one of the largest global independent investment managers in the United States, with over $95.3 billion in assets under management as of December 31, 2015. Founded in 1983, the firm is a leader in the active management of fixed-income and equity portfolios for a diversified client base. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The Investment Policy Committee (“IPC”), comprised of managing principals averaging 21-year tenure with the firm, oversees the investment process. The firm manages an assigned portion of the Low-Duration Bond Fund utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The team is led by Brian Matthews, CFA, Managing Principal, and Mary Beth Syal, CFA, Managing Principal. The team, under the direction of the firm’s IPC, has 100% discretion over the day-to-day management of the Low-Duration Bond Fund portfolio account. Mr. Matthews, member of the Executive Committee and of the IPC, and Ms. Syal, member of the Executive Committee and of the IPC and Director of the Low-Duration Group, develop a portfolio structure that reflects both the macro mandates of the IPC and the securities that are available in the market. Together with the IPC, Mr. Matthews and Ms. Syal have discretion over major decisions such as duration or portfolio sector weights. The Low-Duration Group, under the direction of Ms. Syal, implements the policy approved by the IPC within the context of individual client guidelines. Ms. Syal, supported by sector specialists, has the authority to pick individual securities within the authorized allocations for the Low-Duration Bond Fund. Ms. Syal reviews all portfolio holdings on a regular basis. Mr. Matthews’ other primary role focuses on client related issues when structuring portfolios. As such, he is the main contact with the client. He is responsible for identifying and communicating clients’ objectives, constraints, risk tolerances and time horizons to the strategy group. Because the firm believes client issues are as important as market issues, the interchange between portfolio managers and portfolio strategists is critical. Mr. Matthews and Ms. Syal have been employed with Payden & Rygel for more than 25 years.

Medium-Duration Bond Fund:

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM serves as sub-adviser to an assigned portion of the Medium-Duration Bond Fund. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), founded in 1988, served as the sub-adviser for an assigned portion of the Medium-Duration Bond Fund. Thereafter, GSAM assumed Goldman Sachs sub-advisory responsibilities to the Medium-Duration Bond Fund. As of December 31, 2015, GSAM, along with its investment advisory affiliates, had approximately $1.1 trillion in assets under supervision (“AUS”). AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. The Fixed Income Portfolio Management Team is responsible for managing GSAM’s portion of the Medium-Duration Bond Fund. The team is

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organized into a series of specialist teams that focus on generating and implementing investment ideas within their area of expertise. Ultimate accountability for the Medium-Duration Bond Fund’s portfolio account resides with portfolio managers, Jonathan Beinner, Managing Director, and Michael Swell, Managing Director. Mr. Beinner joined GSAM in 1990 and became a Portfolio Manager in 1992. He became Co-Head of Global Fixed Income in 2002. Mr. Swell is the Co-Head of Global Portfolio Management and a member of the Fixed Income Strategy Group. Mr. Swell joined GSAM in 2007 as Managing Director and the Head of Structured Products.

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO was one of the first investment managers to specialize in fixed-income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO had assets under management as of December 31, 2015 of approximately $1.4 trillion. Sudi Mariappa is a Managing Director and Portfolio Manager in the Newport Beach office. He rejoined PIMCO in 2014 from GLG, a London-based hedge fund, where he was a Managing Director, developing and managing fixed-income funds since 2012. From 2011 to 2012, he was not employed. Previously at PIMCO, Mr. Mariappa was a Managing Director and head of global portfolio management. He also served as a senior advisor to PIMCO’s portfolio management group from 2009 to 2011. Mr. Mariappa is responsible for the day-to-day management of an assigned portion of the Medium-Duration Bond Fund.

Western Asset Management Company (“WAMCO”) and Western Asset Management Company Limited (“WAMCL”) (together, “Western”) are located at 385 East Colorado Boulevard, Pasadena, California 91101 and at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, respectively: WAMCO and WAMCL are affiliated companies under common control jointly managing an assigned portion of the Medium-Duration Bond Fund, with WAMCO primarily responsible for the portfolio account and WAMCL responsible for providing advice regarding the management of foreign fixed-income investments. Individual members of the portfolio management team may be joint employees of WAMCO and WAMCL. Western has been managing fixed-income assets since 1971. As of December 31, 2015, WAMCO managed $359 billion in assets, and WAMCL managed $38 billion in assets. Western utilizes a team-based approach to portfolio management to ensure all portfolios, as allowed by guidelines, benefit from the expertise of all of the firm’s sector specialists. Western’s Investment Strategy Group sets policy for an assigned portion of the Medium-Duration Bond Fund, with that policy implemented by the portfolio team. S. Kenneth Leech, Chief Investment Officer, is responsible for the strategic oversight of the Medium-Duration Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Medium-Duration Bond Fund invests. Mr. Leech is involved in the management of all Western’s portfolios, but he is not solely responsible for particular portfolios. With respect to the Medium-Duration Bond Fund and other client accounts with a similar objective, Carl L. Eichstaedt, Mark S. Lindbloom, Julien A. Scholnick, Michael C. Buchanan and Chia-Liang Lian provide specialized expertise and global oversight. Messrs. Eichstaedt, Lindbloom and Scholnick are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Messrs. Leech, Eichstaedt, Lindbloom, Scholnick and Buchanan have been Portfolio Managers for Western for more than five years. Mr. Lian joined Western in 2011, and prior to that, he was the Head of Emerging Asia Portfolio Management at Pacific Investment Management Company LLC for six years.

Extended-Duration Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $229.1 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2015. Daniel J. Fuss, CFA, CIC, serves as portfolio manager to an assigned portion of the Extended-Duration Bond Fund. With over 56 years in the investment industry, Mr. Fuss has been with Loomis since 1976 and holds the positions of Executive Vice President and Vice Chairman.

Schroder Investment Management North America Inc. (“SIMNA”), 875 Third Avenue, 22nd Floor, New York, New York 10022: SIMNA is a registered investment adviser under the Investment Advisers Act of 1940 and is an affiliate of Schroders plc, a London Stock Exchange-listed global asset management company. As of December 31, 2015, Schroders plc and its affiliates (“Schroders”) had approximately $462.1 billion in assets under management, with clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net

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worth individuals, financial intermediaries and retail investors. Investment decisions for SIMNA’s portion of the Extended-Duration Bond Fund are made by a portfolio management team. The team consists of Andrew B.J. Chorlton, CFA, Edward H. Jewett, Richard A. Rezek, Jr., CFA, Neil G. Sutherland, CFA, Julio C. Bonilla, CFA and Lisa Hornby, CFA, each a Portfolio Manager. All portfolio managers are jointly and primarily responsible for the day-to-day management of the portfolio account. The portfolio management team, except for Ms. Hornby, transitioned to SIMNA in 2013 as result of Schroders’ acquisition of STW Fixed Income Management LLC (“STW”). Prior to joining SIMNA, Messrs. Jewett, Rezek and Chorlton each were an STW Principal and Portfolio Manager, and had been with STW for more than five years. Mr. Sutherland was an STW Principal and Portfolio Manager who had been with STW since November 2008, and prior to that, he was Senior Fixed Income Manager at AXA Investment Managers. Mr. Bonilla was an STW Vice President and Portfolio Manager who had been with STW since March 2010, and prior to that, he was Senior Portfolio Manager at Wells Capital Management. Ms. Hornby joined SIMNA in August 2010 as a Portfolio Management Assistant on the U.S. rates and government bond desk. Prior to that, Ms. Hornby worked at Barclays Capital as an Analyst in Product Control, covering the securitized products desk.

Inflation Protected Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055: Founded in 1994, BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with $4.6 trillion in assets under management as of December 31, 2015. The Inflation Protected Bond Fund portfolio account is managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Martin Hegarty and Gargi Chaudhuri. The fixed-income team, using an approach that leverages the individual expertise of the team members, will manage an assigned portion of the Inflation Protected Bond Fund utilizing BFM’s risk management analytics to regularly evaluate the composition of the Inflation Protected Bond Fund. Mr. Hegarty, Managing Director, is the head of Inflation-linked Bond portfolios within Americas Fixed Income Alpha Strategies. Prior to joining BlackRock in 2010, Mr. Hegarty was a Director at Bank of America Merrill Lynch, acting as a market-maker and primary risk-taker in Treasury inflation-protected securities within the Global Rates and Currencies Group. Prior to joining Bank of America Merrill Lynch in 2003, he was an Associate at Merrill Lynch in the Global Rates and Currencies Unit in London, acting as a market-maker in European, Scandinavian and U.K. inflation-linked bonds. Gargi Chaudhuri, Director, is a portfolio manager on the Inflation-linked Bond Portfolios within Americas Fixed Income Alpha Strategies. Prior to moving to her current role in 2013, Ms. Chaudhuri was a member of the Global Rates Investment Team within Fixed Income, focusing on nominal Treasuries and inflation-linked bond relative value and trade execution. From 2009 to 2010, Ms. Chaudhuri was a Vice President at Jefferies & Co. where she ran the US inflation trading desk. In this role, she was responsible for building the TIPS franchise and providing liquidity in TIPS to institutional clients. She began her career in 2001 with Merrill Lynch, where she held various roles, most recently on the government bond trading desk.

Global Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $229.1 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2015. Daniel J. Fuss, CFA, CIC, Matthew J. Eagan, CFA, and Elaine M. Stokes have primary responsibility for the day-to-day management of Loomis’ portion of the Global Bond Fund. Mr. Fuss, Executive Vice President and Vice Chairman, serves as a portfolio manager, has over 56 years in the investment industry and has been with Loomis since 1976. Mr. Eagan serves as associate portfolio manager, has been with Loomis since 1997 and has over 25 years of investment industry experience. Ms. Stokes serves as associate portfolio manager, has been with Loomis since 1988 and has over 27 years of investment industry experience. Mr. Eagan and Ms. Stokes each hold the position of Vice President. The associate portfolio managers are actively involved in formulating overall strategy for Loomis’ portion of the Global Bond Fund but are not the primary decision makers.

Western Asset Management Company (“WAMCO”) and Western Asset Management Company Limited (“WAMCL”)(together, “Western”) are located at 385 East Colorado Boulevard, Pasadena, California 91101 and at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, respectively: WAMCO and WAMCL are affiliated companies under common control jointly managing an assigned portion of the Global Bond Fund, with WAMCO primarily responsible for the portfolio account and WAMCL responsible for providing advice regarding the management of foreign fixed-income investments. Individual members of the portfolio management team may be joint employees of WAMCO and WAMCL. Western has been

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managing fixed-income assets since 1971. As of December 31, 2015, WAMCO managed $359 billion in assets, and WAMCL managed $38 billion in assets. Western utilizes a team-based approach to portfolio management to ensure all portfolios, as allowed by guidelines, benefit from the expertise of all the firm’s sector specialists. S. Kenneth Leech, Chief Investment Officer, is responsible for the strategic oversight of the Global Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Global Bond Fund invests. With respect to the Global Bond Fund and other client accounts with a similar objective, Ian R. Edmonds, Michael C. Buchanan, Chia-Liang Lian, Andrew J. Belshaw, Christopher Orndorff, Gordon S. Brown and Paul Shuttleworth provide specialized expertise and global oversight. Messrs. Edmonds, Buchanan, Lian, Belshaw, Orndorff, Brown and Shuttleworth are each a Portfolio Manager and are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Messrs. Leech, Edmonds and Buchanan have been with Western for more than five years. Mr. Belshaw joined Western in 2009, and prior to that, he was Managing Director at BlackRock Investment Management for five years. Mr. Orndorff joined Western in 2010, and prior to that, he was a Managing Principal at Payden & Rygel for 10 years. Mr. Brown joined Western in 2011, and prior to that, he was a Senior Investment Manager at Baillie Gifford and Co. for 10 years. Mr. Lian joined Western in 2011, and prior to that, he was the Head of Emerging Asia Portfolio Management at Pacific Investment Management Company LLC for six years. Mr. Shuttleworth has over 30 years of experience. Prior to joining the firm in 2012, Mr. Shuttleworth was Managing Director and Head of Sterling Fixed-Income at BlackRock, Inc.

Flexible Income Fund:

Shenkman Capital Management, Inc. (“Shenkman”) is located at 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is an independently owned, registered investment adviser founded in 1985. Since inception, the firm has been dedicated to providing investment management services to institutional and individual investors. Shenkman is a pioneer firm in the high yield market and seeks to be the world leading specialist in credit analysis of leveraged companies. As of December 31, 2015, the firm had assets under management of over $28.7 billion. Shenkman employs a team approach to portfolio management. Mark R. Shenkman is the President and Chief Investment Officer of the firm and has responsibility for setting strategy and direction with respect to the firm’s investment operations. The primary day-to-day management of the Flexible Income Fund assigned to Shenkman is conducted by Mr. Shenkman, David H. Lerner and Jeffrey Gallo. Mr. Shenkman founded the firm in 1985. Mr. Lerner, Senior Vice President and Portfolio Manager of Shenkman, joined the firm in 2013. Prior to joining Shenkman in 2013, Mr. Lerner was a Managing Director and Portfolio Manager with Credit Suisse, where he had served since 2000. Mr. Gallo, Senior Vice President, Credit Analyst and Portfolio Manager, joined the firm in 2005.

Defensive Market Strategies Fund:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century has been a privately-controlled investment manager since 1958. As of December 31, 2015, the firm had assets under management of approximately $146.2 billion. American Century uses a team approach to manage the firm’s assigned portion of the Defensive Market Strategies Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Phillip N. Davidson, CFA, Chief Investment Officer — U.S. Value Equity, Senior Vice President and Senior Portfolio Manager; Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager; and Kevin Toney, CFA, Senior Vice President and Senior Portfolio Manager. Each member of the team has more than five years of experience with American Century.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses in providing quantitative investment analysis, which relies on its proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2015, AQR had approximately $141.4 billion in assets under management. AQR’s Global Stock Selection Team manages the firm’s assigned portion of the Defensive Market Strategies Fund. The team is led by

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Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., Jacques A. Friedman and Hoon Kim, Ph.D., CFA, each a Principal, who have primary responsibility and oversight of the portfolio account. Dr. Aghassi has been at AQR since 2005, Dr. Frazzini has been at AQR since 2008, Mr. Friedman has been at AQR since the firm’s inception in 1998, and Dr. Kim has been at AQR since 2005.

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2015, Parametric had total firm assets under management of approximately $152.3 billion. Parametric uses a team approach to manage an assigned portion of the Defensive Market Strategies Fund under the leadership of Tom Lee, CFA, Managing Director — Investment Strategy and Research. The team includes Jay Strohmaier, CFA, Managing Director, Thomas Seto, Head of Investment Management — Seattle Investment Center, and Alex Zweber, CFA, Portfolio Manager. Messrs. Strohmaier, Seto and Zweber have served as portfolio managers at Parametric for more than five years.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is an independently owned, registered investment adviser founded in July 1985. Since inception, the firm has been dedicated to providing investment management services to institutional and individual investors. Shenkman is a pioneer firm in the high yield market and seeks to be the world leading specialist in credit analysis of leveraged companies. As of December 31, 2015, the firm had assets under management of over $28.7 billion. Shenkman employs a team approach to portfolio management. Mark R. Shenkman is the President and Chief Investment Officer of the firm and has responsibility for setting strategy and direction with respect to the firm’s investment operations. The primary day-to-day management of the Defensive Market Strategies Fund assigned to Shenkman is conducted by Mr. Shenkman, Raymond F. Condon and Jordan Barrow. Mr. Shenkman founded Shenkman in 1985. Mr. Condon, Senior Vice President and Portfolio Manager of Shenkman, joined the firm in 2003. Mr. Barrow, Senior Vice President, Credit Analyst and Portfolio Manager of Shenkman, joined the firm in 2004.

Equity Index Fund:

Northern Trust Investments, Inc. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603: Founded in 1988, NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2015, Northern Trust Corporation, through its subsidiaries, had assets under custody of $6.07 trillion and assets under investment management of $875.3 billion. NTI uses a quantitative management approach to manage an assigned portion of the Equity Index Fund. The team consists of Brent D. Reeder and Lucia A. Johnston. Mr. Reeder holds the position of Senior Vice President, and Ms. Johnston holds the position of Vice President. Mr. Reader and Ms. Johnston have each been with the firm over five years and are jointly responsible for the day-to-day management of the Equity Index Fund portfolio account.

Real Estate Securities Fund:

Heitman Real Estate Securities, LLC (“HRES”), Heitman International Real Estate Securities HK Limited (“HIRES HK”) and Heitman International Real Estate Securities GmbH (“HIRES GmbH”) (together, “Heitman”) are located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, at 15/F LHT Tower, 31 Queen’s Road, Central, Hong Kong and at Maximillianstrasse 35A, 80539, Munich, Germany, respectively. HRES, HIRES HK and HIRES GmbH are affiliated companies under common control jointly managing an assigned portion of the Real Estate Securities Fund, with HRES primarily responsible for the portfolio account and HIRES HK and HIRES GmbH responsible for providing advice regarding management of foreign real estate securities investments. Heitman was founded in 1966 in Chicago and as of December 31, 2015, had approximately $35.2 billion in assets under management. Heitman’s real estate securities team consists of over 20 investment professionals situated in offices around the globe. The team is led by three portfolio managers: Jerry Ehlinger, CFA, Managing Director and Portfolio Manager — North America; Mark Abramson, Managing Director and Portfolio

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Manager – Europe; and John White, Managing Director and Portfolio Manager — Asia-Pacific. The three portfolio managers work to carry out the firm’s highly specialized investment process and are responsible for defining the global investment themes and risk management. Mr. Abramson has been with the firm for more than 10 years, and Mr. White joined Heitman in 2010. Prior to 2010, Mr. White served for five years as a Portfolio Manager at Challenger Financial Services Group, which had a relationship with Heitman providing real estate securities coverage in Asia-Pacific. Mr. Ehlinger joined the firm in December 2013, and prior to 2013, Mr. Ehlinger served as Lead Portfolio Manager and Head of Real Estate Securities, Americas at RREEF America L.L.C. for nine years.

RREEF America L.L.C. (“RREEF”), Deutsche Investments Australia Limited (“DIAL”) and Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”) (together, “RREEF”) are located at Deutsche Asset Management, 222 South Riverside Plaza, Floor 24, Chicago, Illinois 60606, at Deutsche Bank Place, Level 16, CNR Hunter and Phillip Streets, Sydney, NSW 2000, Australia, and at Winchester House, 1 Great Winchester Street, London, EC2N 2DB, United Kingdom, respectively. Founded in 1975, RREEF’s Real Estate business had approximately $52.2 billion in total assets under management as of December 31, 2015. The Global Real Estate Securities strategy is managed on a team basis under the leadership of John F. Robertson, CFA, Co-Head of Liquid Real Assets — Alternatives and Real Assets, and John Vojticek, Co-Head and Chief Investment Officer, Liquid Real Assets — Alternatives and Real Assets. The team is led by regional portfolio managers: Joseph D. Fisher, CFA, Director, and David W. Zonavetch, CPA, Director, who are co-lead portfolio managers for the Americas Real Estate Securities business; Daniel Ekins, Managing Director, and Chris Robinson, Director, who are co-lead portfolio managers for the Asia Pacific Real Estate Securities business; and John Hammond, Managing Director, lead portfolio manager for the European Real Estate Securities business. Messrs. Fisher, Zonavetch, Ekins, Robinson and Hammond have each been with the firm for over 11 years and are primarily responsible for the day-to-day operations, as well as final decisions on stock selection and property sector allocation (where appropriate), for an assigned portion of the Real Estate Securities Fund.

Value Equity Fund:

AJO, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102: AJO is a value-oriented, quantitative equity manager, founded in 1984. AJO currently manages $26.3 billion for 111 clients as of December 31, 2015. AJO’s portion of the Value Equity Fund is managed by a team of portfolio managers. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers and Christopher J. W. Whitehead, each of whom is a Principal and has been employed by AJO for the past five years. Each member of the team is jointly and primarily responsible for the day-to-day operations of an assigned portion of the Value Equity Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201: BHMS, a Delaware limited liability company, is an investment management firm founded in 1979, which provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, insurance companies, limited liability companies and other institutions and individuals. Assets under management total $89.2 billion as of December 31, 2015 in global, international, large, mid and small cap value equities, as well as fixed-income securities. BHMS’ strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. The equity team of portfolio managers and analysts assist in research and making recommendations; however, Jeff G. Fahrenbruch, CFA, Managing Director, David W. Ganucheau, CFA, Managing Director, and Ray Nixon, Jr., Executive Director, comprise the team of portfolio managers on BHMS’ assigned portion of the Value Equity Fund. Mr. Fahrenbruch has 19 years of industry experience and 14 of those with BHMS. Mr. Ganucheau has 20 years of industry experience and 12 of those with BHMS. Mr. Nixon has 39 years of investment experience and 22 of those with BHMS.

Northern Trust Investments, Inc. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603: Founded in 1988, NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2015, Northern Trust Corporation, through its subsidiaries had assets under custody of $6.07 trillion and assets under investment management of $875.3 billion. NTI uses a quantitative management approach to manage an assigned portion of the Value Equity Fund. The team consists of Brent D. Reeder and Lucia A. Johnston. Mr. Reeder holds the position of Senior Vice President, and Ms. Johnston holds the position of Vice President.

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Mr. Reeder and Ms. Johnston have each been with the firm over five years and are jointly responsible for the day-to-day management of the Value Equity Fund’s portfolio account.

TCW Investment Management Company (“TCW”), 1251 Avenue of the Americas, Suite 4700, New York, New York 10020: Established in 1971, TCW’s primary business is the provision of investment management services. TCW was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is registered with the SEC as an investment advisor under the Investment Advisors Act of 1940, as amended. As of December 31, 2015, TCW had total assets under management, including commitments, of $80.7 billion. Diane Jaffee, CFA, Senior Portfolio Manager and Group Managing Director, conducts the day-to-day management of an assigned portion of the Value Equity Fund and has sole discretion over all buy/sell decisions. Ms. Jaffee has 33 years of experience and has been managing assets in TCW’s New York office for 21 years.

Growth Equity Fund:

Brown Advisory, LLC (“Brown Advisory”), 901 South Bond Street, Suite 400, Baltimore, Maryland 21231: Brown Advisory is a registered investment advisory firm that provides services to high net worth individuals and families, endowments, foundations, other charitable organizations, public/government-related clients, pension and profit-sharing plans, insurance companies, corporations, individual retirement plans, trusts, estates and other taxable individual plans. As of December 31, 2015, Brown Advisory had approximately $43.8 billion in assets under management. The investment team is led by Kenneth M. Stuzin, CFA, Partner, and he is supported by a group of analysts that are organized by sectors. As portfolio manager, Mr. Stuzin has ultimate responsibility for an assigned portion of the Growth Equity Fund. Mr. Stuzin joined Brown Advisory in 1996.

Jackson Square Partners, LLC (“Jackson Square”), 101 California Street, Suite 3750, San Francisco, California 94111: Jackson Square is a registered investment adviser organized as a Delaware limited liability company. The firm was established in 2013 and, as of December 31, 2015, had approximately $28.8 billion in assets under management of which approximately $2.7 billion is non-discretionary. Jackson Square provides investment advisory services to separately managed accounts and investment sub-advisory services to pooled investment vehicles that are registered under the 1940 Act or established under the European Commission’s Undertakings of Collective Investment in Transferable Securities (UCITs) Directives. Jackson Square uses a team approach to manage the firm’s assigned portion of the Growth Equity Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer, Christopher J. Bonavico, CFA, Portfolio Manager, Daniel J. Prislin, CFA, Portfolio Manager, and Christopher M. Ericksen, CFA, Portfolio Manager. Prior to joining Jackson Square in May 2014, each member of the portfolio management team was with Delaware Investment Advisers (“Delaware Investments”) for eight years. At Delaware Investments, Mr. Van Harte was Chief Investment Officer, Messrs. Bonavico and Prislin were Senior Portfolio Managers and Mr. Ericksen was Portfolio Manager.

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $229.1 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2015. Aziz Hamzaogullari, Vice President and Portfolio Manager, has primary responsibility for the day-to-day management of an assigned portion of the Growth Equity Fund. Mr. Hamzaogullari has been with Loomis since 2010 and has 22 years of investment industry experience.

Sands Capital Management, LLC (“Sands”), 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209: Sands has been managing assets since being founded in 1992. Sands had approximately $44.2 billion in assets under management as of December 31, 2015. The firm manages assets utilizing growth equity strategies. The investment team is led by Frank M. Sands, CFA, as Chief Investment Officer (“CIO”) who has been with Sands since 2000. Mr. Sands became the Chief Executive Officer and CIO of Sands effective September 5, 2008 and is a member of the investment team responsible for the decisions made on an assigned portion of the Growth Equity Fund. The investment team also includes A. Michael Sramek, CFA, Senior Portfolio Manager, Research Analyst and Managing Director and Wesley A. Johnston, CFA, Portfolio Manager and Senior Research Analyst. Mr. Sramek joined Sands in 2001, and Mr. Johnston joined Sands in 2004.

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Small Cap Equity Fund:

AJO, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102: AJO is a value-oriented, quantitative U.S. equity manager, founded in 1984. AJO currently manages $26.3 billion for 111 clients as of December 31, 2015. AJO’s portion of the Small Cap Equity Fund is managed by a team of portfolio managers. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers and Christopher J. W. Whitehead, each of whom is a Principal and has been employed by AJO for the past five years. Each member of the team is jointly and primarily responsible for the day-to-day operations of an assigned portion of the Small Cap Equity Fund.

Columbus Circle Investors (“CCI”), Metro Center, One Station Place, Stamford, Connecticut 06902: Founded in 1975, CCI is a bottom-up, growth-oriented equity manager and specializes in the management of discretionary accounts for a variety of organizations, including corporate, public, Taft-Hartley, endowment/foundations and healthcare institutions. As of December 31, 2015, CCI had assets under management of approximately $13.9 billion. CCI utilizes a growth-oriented investment philosophy of “positive momentum and positive surprise” which strives to invest in good companies getting stronger and companies whose fundamentals are exceeding investor expectations. Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager and Katerina Wasserman, Senior Vice President and Portfolio Manager, are responsible for the day-to-day management of an assigned portion of the Small Cap Equity Fund, with Mr. Fox having ultimate responsibility for the portfolio account. Mr. Fox has been with CCI since 1992 and has 32 years of experience, and Ms. Wasserman has been with CCI since 2000 and has 15 years of experience.

RBC Global Asset Management (U.S.) Inc. (“RBC”), 50 S Sixth Street, Suite 2350, Minneapolis, Minnesota 55402: RBC is a registered investment adviser founded in 1983. RBC offers equity, fixed income and cash management solutions via separate accounts mutual funds and other pooled vehicles to a broad range of institutional clients. As of December 31, 2015, RBC had assets under management of approximately $43.5 billion. The investment team is led by Lance F. James, Managing Director and Senior Portfolio Manager. As portfolio manager, Mr. James has ultimate responsibility for an assigned portion of the Small Cap Equity Fund. Mr. James joined RBC in 2006.

Snow Capital Management L.P. (“Snow”), 2000 Georgetowne Drive, Suite 200, Sewickley, Pennsylvania 15143. Snow is a boutique investment manager offering several value equity strategies in multiple formats, and as of December 31, 2015, had assets under management of approximately $3.2 billion. The firm has been managing assets since 1980 through predecessor organizations. The Small Cap Equity Fund portfolio account is managed by Joshua R. Schachter, CFA, Senior Portfolio Manager and Principal, and Anne S. Wickland, CFA, Co-Portfolio Manager and Principal, who are jointly responsible for the day-to-day management of the account. Mr. Schachter and Ms. Wickland have 14 and 9 years of experience with Snow, respectively.

TimesSquare Capital Management, LLC (“TSCM”), 7 Times Square, 42nd Floor, New York, New York 10036: TSCM is a registered investment adviser with a focus on institutional clients. The firm, which was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc., had assets under management of $17 billion as of December 31, 2015. TSCM integrates a highly experienced team of investment specialists and time-tested strategies, driven by internally generated research, into one dynamic organization. Grant Babyak, Chief Executive Officer and Portfolio Manager, and Kenneth Duca, CFA, Director and Portfolio Manager/Analyst, are jointly and primarily responsible for an assigned portion of the Small Cap Equity Fund. They have been with TSCM for 16 years and have over 27 and 25 years investment experience, respectively.

International Equity Index Fund:

Northern Trust Investments, Inc. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603: Founded in 1988, NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2015, Northern Trust Corporation, through its subsidiaries had assets under custody of $6.07 trillion and assets under investment management of $875.3 billion. Patrick Dwyer, Vice President, and Michael O’Connor, Vice President, are responsible for the day-to-day management of the International Equity Index Fund’s portfolio account. Messrs. Dwyer and O’Connor have served as portfolio managers with NTI for more than five years.

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International Equity Fund:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses in providing quantitative investment analysis, which relies on its proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2015, AQR had approximately $141.4 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of assigned portions of the International Equity Fund are Clifford S. Asness, Ph.D., John M. Liew, Ph.D., Jacques A. Friedman, Michael Katz, Ph.D. and Oktay Kurbanov. Dr. Asness is the Managing and Founding Principal of AQR. Dr. Liew is a Founding Principal of AQR. Messrs. Friedman, Katz and Kurbanov are each Principals of AQR. Doctors Asness and Liew and Messrs. Friedman and Kurbanov have been at AQR since the firm’s inception in 1998, and Dr. Katz has been at AQR since 2007.

Baillie Gifford Overseas Limited (“Baillie Gifford”), Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom: Baillie Gifford is an investment management firm wholly-owned by Baillie Gifford & Co. Founded in 1983, it is the firm through which Baillie Gifford & Co. provides investment management services for clients located outside of the United Kingdom. Baillie Gifford is registered as an adviser under the Investment Advisers Act of 1940, as amended, for U.S. clients. As of December 31, 2015, the firm had assets under management of approximately $181.3 billion. Baillie Gifford uses a team approach to manage an assigned portion of the International Equity Fund. The EAFE Plus Alpha Portfolio Construction Group is chaired by James Anderson, Head of Long Term Global Growth and Portfolio Manager, and includes: Sarah Whitley, Head of Japanese Equity and Portfolio Manager; Kavé Sigaroudinia, Portfolio Manager; Tom Coutts, Head of European Equities and Portfolio Manager; Lawrence Burns, Portfolio Manager; Nick Thomas, CFA, Director, Institutional Clients Department and Portfolio Manager; and David Salter, Director, Institutional Clients Department. Each portfolio manager has been employed with Baillie Gifford for five years or more.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201: BHMS, a Delaware limited liability company, is an investment management firm founded in 1979, which provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, insurance companies, limited liability companies and other institutions and individuals. Assets under management total $89.2 billion as of December 31, 2015 in global, international, large, mid and small cap value equities, as well as fixed-income securities. BHMS’ strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. The management of the BHMS International Value Equity portfolio account is led by David A. Hodges, CFA, Managing Director and Portfolio Manager. Randolph S. Wrighton, Jr., CFA, Managing Director and Portfolio Manager, serves as backup on the account along with a group of global sector analysts. Mr. Hodges has 16 years of industry experience with 15 of those with BHMS, and Mr. Wrighton has 14 years of industry experience with 11 of those with BHMS.

MFS Institutional Advisors, Inc. (“MFSI”), 111 Huntington Avenue, Boston, Massachusetts 02199: MFSI is a U.S.-based investment advisor and subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is America’s oldest mutual fund organization. MFS and the firm’s predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2015, net assets under management of the MFS organization were approximately $412 billion. Marcus L. Smith, Filipe M.G. Benzinho and Daniel Ling, each an Investment Officer of MFS and portfolio manager for the International Concentrated Equity strategy, have overall responsibility and final authority for portfolio construction of an assigned portion of the International Equity Fund managed by MFSI. As of April 1, 2017, Marcus L. Smith will no longer be a portfolio manager for the portion of the International Equity Fund assigned to MFSI. Mr. Benzinho has been employed in the investment area of MFS since 2009, Mr. Ling has been employed in the investment area of MFS since 2006, and Mr. Smith has been employed in the investment area of MFS since 1994. Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V 7JD, United Kingdom: Mondrian was founded and SEC registered in 1990 under the name Delaware International Advisers Limited. On September 24, 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, a leading private equity firm, completed the acquisition of Delaware International Advisers Limited from Delaware Management Holdings, Inc. Upon closing of the transaction, the firm changed the name to Mondrian. The London based firm is a value-oriented, global equity and fixed-income manager serving primarily institutional clients. The firm uses a team-based approach to investment analysis and portfolio construction to manage an assigned portion of the International Equity Fund.

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With $56.8 billion in assets under management as of December 31, 2015, Mondrian is amongst the largest active managers of international and global assets for U.S. institutional investors. Mondrian’s equity team consists of 41 dedicated investment professionals, with all fund managers having analyst responsibilities. Mondrian’s portfolios are managed on a team basis through the Equity Strategy Committee. Individual account assignments are assigned to a lead portfolio manager and a clearly identified back-up portfolio manager. The portfolio managers assigned to the International Equity Fund are Elizabeth Desmond, CFA, Chief Investment Officer — International Equities, Nigel Bliss, Senior Portfolio Manager, and Andrew Porter, Senior Portfolio Manager. Ms. Desmond has been with Mondrian for 24 years, is responsible for portfolio management and research and is a member of the Equity Strategy Committee. Mr. Bliss has been with Mondrian for 20 years, is responsible for U.K. and Scandinavian stock investments and is a member of the International Equity Strategy Committee. Mr. Porter has been with Mondrian for 12 years, is responsible for Asian and European stock investments and is a member of the International Equity Strategy Committee. Each has 100% discretion over the International Equity Fund’s portfolio account.

Emerging Markets Equity Fund:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses in providing quantitative investment analysis, which relies on its proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2015, AQR had approximately $141.4 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of assigned portions of the Emerging Markets Equity Fund are Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., Jacques A. Friedman, Michael Katz, Ph.D. and Oktay Kurbanov, each a principal of AQR. Dr. Aghassi has been at AQR since 2005, Messrs. Friedman and Kurbanov have been at AQR since the firm’s inception in 1998, Dr. Frazzini has been at AQR since 2008 and Dr. Katz has been at AQR since 2007.

Genesis Asset Managers, LLP and Genesis Investment Management, LLP (together, “Genesis”) are located at Heritage Hall, La Marchant Street, St. Peter Port, Guernsey, GYI 4HY, Channel Islands and 21 Grosvenor Place, SW1X 7HU, United Kingdom, respectively: Formed in 1989, Genesis specializes in the investment management of institutional funds in emerging markets. As of December 31, 2015, Genesis had assets of $26.4 billion under management. A team of country, sector and industry specialists within Genesis makes investment decisions for an assigned portion of the Emerging Markets Equity Fund. The Portfolio Coordination Team, responsible for optimizing client portfolios in terms of return and risk, consists of Karen Yerburgh, Managing Partner and Portfolio Manager, Rufus Frazier, Portfolio Manager, and Andrew Elder, Partner and Portfolio Manager. Ms. Yerburgh and Mr. Elder have been with Genesis for more than five years. Mr. Frazier joined Genesis in 2013. Prior to joining Genesis, he was a portfolio manager at Fidelity International where he worked for eight years in a variety of equity analysis roles. Ms. Yerburgh shares responsibility for investments in India, Indonesia and Mexico. Mr. Frazier is responsible for investments in China, Taiwan, Central and Eastern Europe and Russia. He is also responsible for the utilities and financial sectors. Mr. Elder shares responsibility for investments in Brazil, South Africa and Turkey. He is also responsible for the steel, beverages and media sectors. Genesis manages all client portfolios on a team basis, and each member of the team is jointly and primarily responsible for the day-to-day management of the Emerging Markets Equity Fund portfolio account.

Global Natural Resources Equity Fund:

Northern Trust Investments, Inc. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603: Founded in 1988, NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2015, Northern Trust Corporation, through its subsidiaries had assets under custody of $6.07 trillion and assets under investment management of $875.3 billion. Patrick Dwyer, Vice President, and Michael O’Connor, Vice President, are responsible for the day-to-day management of the Global Natural Resources Equity Fund’s portfolio account. Messrs. Dwyer and O’Connor have served as portfolio managers with NTI for more than five years.

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SailingStone Capital Partners LLC (“SailingStone”), One California Street, Suite 3050, San Francisco, California 94111: SailingStone is a Delaware limited liability company that provides investment advisory services to primarily institutional investors such as endowments and foundations, family offices, government and corporate pension plans, sub-advised investment companies and pooled investment vehicles. The firm is independently owned and was founded in 2014. As of December 31, 2015, the firm had assets under management of $4.6 billion. The portion of the Global Natural Resources Equity Fund assigned to SailingStone is team managed. MacKenzie B. Davis, CFA, and Kenneth L. Settles, Jr., CFA, are jointly responsible for the day-to-day management of the portfolio account. Messrs. Davis and Settles each hold the title of Managing Partner, and prior to SailingStone, Messrs. Davis and Settles were Investment Analysts at RS Investment Management Co. LLC for more than five years.

All Funds — Cash Overlay Program:

Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric whereby Parametric is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. The Adviser and the Sub-Adviser(s) for each Fund determine the amount of each Fund’s cash balances. Under the agreement, Parametric may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments, such as futures contracts, within the Target Date Funds and Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the domestic equity Select Funds, Parametric may also from time to time invest in long and/or short positions in derivative instruments, such as futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. For the International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund, Parametric may from time to time invest in long and/or short derivative instruments, such as exchange listed equity futures contracts (e.g., MSCI EAFE Index and MSCI Emerging Markets Index, respectively), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Furthermore, Parametric may use short positions in derivative instruments, such as futures contracts, within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund and Global Natural Resources Equity Fund for the purpose of reducing market exposure in anticipation of liquidity needs. The agreement also allows Parametric to short U.S. Treasury securities within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Flexible Income Fund to reduce market exposure. As of December 31, 2015, the firm had assets under management of approximately $152.3 billion. Parametric uses a team approach to manage All Funds — Cash Overlay Program. The team includes Justin Henne, CFA, Managing Director — Customized Exposure Management and Richard Fong, CFA, Portfolio Manager.

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Service Providers

The following chart provides information on the Funds’ primary service providers.

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Shareholder Information

Eligible Investors

You may purchase or redeem shares of the Funds on any business day through our website at www.GuidesStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). You may also be able to purchase or redeem shares of the Funds through certain financial intermediaries. The Funds reserve the right to refuse to accept investments at any time. GuideStone Financial Resources may invest for its own account, including reserves and endowment, in any class of the Funds.

Minimum Investments

Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000 per Fund. The $1,000 initial purchase minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of a Fund (however, if you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply):

Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Arrangements	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minor Accounts	$100

Institutional Class Shares: Investors, other than Serviced Participant Directed Plans, as defined below, that invest a total of at least $1,000,000 in the Funds may invest in the Institutional Class shares of those Funds that offer this class. Outside Service Plans are only eligible to purchase Investor Class shares and may not purchase Institutional Class shares. GuideStone Service Plans are subject to the minimum investment requirements noted below under “GuideStone Service Plan Eligibility” in order to purchase Institutional Class shares. There are no minimum purchase requirements for subsequent investments in Institutional Class shares.

Investors holding Institutional Class shares prior to May 1, 2014, will continue to be eligible to purchase and hold Institutional Class shares irrespective of whether their initial investment exceeded $1,000,000. A shareholder of one class of a Fund who is or becomes eligible for another class of that Fund may elect to convert shares of that class to shares of the other class based on the relative NAVs of shares of each class; however, such a conversion will not be made automatically. A conversion of shares between classes of the same Fund will not be considered as a taxable transaction for federal income tax purposes.

“Serviced Participant Directed Plan” refers to a Participant Directed Plan, as defined below, for which recordkeeping and other administrative services are provided by: (a) GuideStone Financial Resources or its subsidiaries (a “GuideStone Service Plan”); or (b) a third-party service provider that receives shareholder service fees from the Funds or from GuideStone Financial Resources or GuideStone Resource Management, Inc. (an “Outside Service Plan”).

“Participant Directed Plan” refers to an employee benefit plan that allows participants to direct their own investments. Participant Directed Plans do not include IRAs or custodial accounts for ministers and employees of tax-exempt organizations and public schools as described in section 403(b)(7) of the Code that are provided or made available by GuideStone Financial Resources.

GuideStone Service Plan Eligibility: GuideStone Service Plans may purchase Investor Class shares of any Fund. In addition, they may purchase and continue to hold Institutional Class shares as follows:

Eligibility Schedule Assets	Target Date Funds	Asset Allocation Funds	Select Funds
Less than $80 million	Investor	Investor	Investor
$80 — $250 million	Investor	Institutional	Investor
Over $250 million	Investor	Institutional	Institutional

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“Eligibility Schedule Assets” refers to assets taken into account for purposes of the Eligibility Schedule and includes both assets of the Participant Directed Plan and other retirement plan assets of the organization sponsoring the Participant Directed Plan invested in the Trust and/or serviced by GuideStone Financial Resources as recordkeeper (but shall not include assets of any third-party organization serving as Participant Directed Plan sponsor). Eligibility Schedule Assets shall also include such plan assets of organizations related to the organization sponsoring the Participant Directed Plan that share a central administrative unit with the organization sponsoring the Participant Directed Plan.

Minimum Account Size

Investor Class Accounts: Investor Class shares of the Funds require a minimum balance of $1,000 per Fund. The Funds reserve the right to close your account and redeem your shares if the value of your account falls below $1,000, unless the reduction in value is due solely to market depreciation. The $1,000 minimum applies separately to each Fund that you own. We may close your account and send you a check for the redemption proceeds if you do not bring your account up to the minimum within 30 days after we mail you a written notice. Alternatively, if you have accounts in multiple Funds below $1,000, which combined equal or exceed $1,000, we may transfer those proceeds into a single account in the Trust’s Money Market Fund, if you do not bring your accounts up to the minimum within 30 days after we mail you a written notice.

Institutional Class Accounts: Institutional Class shares of the Funds require a minimum balance of $1,000,000 invested in all Funds in the aggregate for investors other than GuideStone Service Plans. GuideStone Service Plans are subject to the minimum account balance requirements noted previously under “GuideStone Service Plan Eligibility.” The Adviser, at its discretion, may permit a smaller minimum account balance. The Funds reserve the right to convert the Institutional Class shares in your account to Investor Class shares, or close your account and redeem your shares, if the value of your account falls below $1,000,000 and you are an investor other than a GuideStone Service Plan or an investor who held Institutional Class shares prior to May 1, 2014, unless the reduction in value is due solely to market depreciation. The Funds reserve the same rights if the value of the account of a GuideStone Service Plan falls below the eligibility schedule minimums for GuideStone Service Plans. The Funds will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares or closing your account. If your shares are converted to Investor Class shares, the conversion will have no effect on the value of your investment in Institutional Class shares of the Funds at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the NAV of the respective share classes.

At the discretion of the Adviser, the initial investment minimums and account size requirements noted for both classes of shares may be waived. A shareholder of one class of a Fund who is, or becomes eligible, for another class of that Fund may elect to convert shares of that class to shares of the other class based on the relative NAVs of shares of each class; however, such a conversion will not be made automatically. A conversion of shares between classes of the same Fund will not be considered as a taxable transaction for federal income tax purposes.

Other Information

Open an IRA or Other GuideStone Investment Account: Shares of a Fund are available to eligible investors for purchase through IRAs, Roth IRAs and other GuideStone investment accounts. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and of the Adviser, will serve as non-bank custodian of the IRAs. Eligible investors may also establish an Investor Class account in the name of a trust established solely by one or more eligible investors and/or an Investor Class account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call GuideStone Funds at 1-888-GS-FUNDS (1-888-473-8637).

Participants in a Participant Directed Plan: If you invest in the Funds through a Participant Directed Plan, the minimum investment and account balance requirements may be lower than those described above, if any, and you should contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for this information. The policies and procedures of your Participant Directed Plan, including minimum investments, may be different than those described herein. Your Participant Directed Plan may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

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Transfer of Shares: Shareholders of record of the Institutional Class shares of a Fund may transfer their shares to another person or entity (a) which is otherwise eligible to purchase the Institutional Class shares of a Fund and (b) which is, or will become upon such transfer, a shareholder of record of the Institutional Class shares of the Fund on the books of the transfer agent of the Funds. Shareholders of record of the Investor Class shares may transfer their shares to another person or entity which is, or will become upon such transfer, a shareholder of record of the Investor Class shares of the Fund on the books of the transfer agent of the Funds.

Customer Identification

The Fund (or a shareholder service provider acting on the Fund’s behalf) seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

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Transactions with the Funds

The following transaction procedures do not apply to Participant Directed Plan accounts or accounts held through financial intermediaries. If you own shares of the Funds through one of the Participant Directed Plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Funds through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions.

Method	Open an Account	Add to an Account
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722	Complete and sign the application. Mail it with your check made payable to GuideStone Funds. Your initial investment must meet the minimum amount.	Send in a check for the appropriate minimum amount (or more). Make your check payable to GuideStone Funds. Always provide your account name and number on the check or include the detachable slip from your confirmation statement.

By Telephone

1-888-GS-FUNDS (1-888-473-8637)

Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.

	If you already have an account and have authorized telephone transactions, you may call to open an account in another Fund in the Trust. You may direct us to deduct an amount from your previously authorized checking or savings account or to exchange shares from your existing Fund account into another Fund in the Trust, or you may send us a wire. (For exchanges, the names and addresses on the accounts must be identical.) Your initial investment in the new Fund in the Trust must meet the minimum amount.	You may make investments by telephone ($100 per established Fund in the Trust) if you have previously authorized it. Once you call, we will deduct the dollar amount you designate from your previously authorized checking or savings account. If you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply.

By Wire

The Bank of New York Mellon

ABA#: 011001234

DDA#: 0000734306

FBO: Shareholder Name, Fund Number and Account Number

Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.

Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

Please call 1-888-GS-FUNDS (1-888-473-8637) for the account number to include on the wire.

You must send a completed application by overnight delivery in advance of the wire to:

GuideStone Funds

(Designate the Fund)

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Call 1-888-GS-FUNDS (1-888-473-8637) to notify us of the wire. Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

146 | GuideStone Funds Prospectus

Method	Open an Account	Add to an Account

Online

www.GuideStoneFunds.com

Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.

If you do not have an existing account, you may open an account through our website or download an application from our website and forward your signed application to:

GuideStone Funds

P.O. Box 9834

Providence, RI 02940-9886

Existing shareholders may open an account in another Fund through our website. You may instruct us to deduct an amount from your previously authorized checking account or to exchange shares from your existing Fund account into another Fund in the Trust. (For exchanges, the names and addresses on the accounts must be identical.) Your initial investment in the new Fund must meet the minimum amount.

You may make additional investments online if you have previously authorized it. Once you place your order through our website, we will deduct the dollar amount you designate from your previously authorized checking or savings account.

Automatic Transaction Plans

For each type of automatic transaction plan, you must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).

Not applicable.

Automatic Investment Plan:

You may authorize automatic monthly or quarterly investments in a constant dollar amount (a minimum of $100 per established Fund). We will withdraw the designated dollar amount from your checking account on the 5th or 20th day (whichever you designate) of the month beginning in the month you designate. We will invest it into the Fund that you have designated. If the 5th or the 20th of the month does not fall on a business day, we will withdraw the designated dollar amount on the following business day. If you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply.

GuideStone Funds Prospectus | 147

The following transaction procedures do not apply to Participant Directed Plan accounts or accounts held through financial intermediaries. If you own shares of the Funds through one of the Plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Funds through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions.

Method	Redeem Shares	Exchange Shares
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722

Send a letter of instruction that includes:

•  The Fund name, your account number, the name of each owner (exactly as they appear on the account) and the dollar amount you wish to redeem.

•  Include all genuine signatures (exactly as they appear on the account) and any documents that may be required (and a medallion signature guarantee, if required). See “Medallion Signature Guarantees.”

Send a letter of instruction that includes:

•  Your account number, the name of each owner (exactly as they appear on the account), the dollar amount you wish to exchange (a minimum of $250 per established Fund) and the new Fund into which the amount is being invested.

•  Include all genuine signatures (exactly as they appear on the account) and any documents that may be required.

By Telephone

1-888-GS-FUNDS (1-888-473-8637) Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.

You will receive your redemption payment in the form you previously authorized: check, deposit to your bank account or wire transfer (for wire transfers, a $10 fee may be charged).

If you have previously authorized telephone redemptions, you may redeem shares by calling us ($25,000 limit). (IRAs only: You must make all requests for redemptions in writing. Please call 1-888-GS-FUNDS (1-888-473-8637) to request a form.)

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. If you have previously authorized ACH or wire redemptions, you may still redeem shares during the waiting period.

The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

If you have previously authorized telephone exchanges, you may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) over the telephone. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

By Wire Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.	You may redeem shares by contacting us by mail or by telephone and instructing us to wire your proceeds to your bank ($10,000 minimum). (Follow the instructions in this table for how to Redeem Shares: By Mail, By Telephone or Online.) Wire redemptions can be made only if you have previously authorized it on an authorization form (including attaching a voided check from the account where proceeds are to be wired), available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). A $10 fee may be charged for wire transfers.	Not applicable.

148 | GuideStone Funds Prospectus

Method	Redeem Shares	Exchange Shares

Online

www.GuideStoneFunds.com

Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.

You may redeem shares through our website. You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. If you have previously authorized ACH or wire redemptions, you may still redeem shares during the waiting period.

You may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) through our website. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

Automatic Transaction Plans You must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).

Systematic Withdrawal Plan:

You may specify a percent of your account or a dollar amount (a minimum of $250 per established Fund) to be withdrawn monthly, quarterly or annually on the 25th of the month beginning on the month you designate. If the 25th does not fall on a business day, we will process the withdrawal on the previous business day. We reserve the right to charge you for each withdrawal. At the time you authorize the withdrawal plan, you must have a minimum account balance of $5,000. You must have all dividends and other distributions reinvested. We will continue the withdrawals until your shares are gone or you cancel the plan. You may cancel or change your plan or redeem all your shares at any time.

You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

Not Applicable.

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More Shareholder Information

How Share Price is Calculated

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) determines the NAV per share of each class of each Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on each day that the NYSE is open for business (“Business Day”). In the event that the NYSE closes early, the share price normally will be determined as of the time of the closing. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. The NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday. The NAV for a Class of shares of a Fund is determined by adding the pro rata portion of the total value of the Fund’s investments, cash and other assets attributable to that Class, deducting the pro rata portion of the Fund’s liabilities attributable to that Class and the liabilities directly attributable to that Class, and then dividing that value by the total number of shares of the Class outstanding. Since NAV for each Fund is calculated separately by Class, and since each Class has its own expenses, the per share NAV of each Fund will vary by Class.

What is the Net Asset Value or “NAV”?

NAV =	Assets – Liabilities Outstanding Shares

Because the Target Date Funds and Asset Allocation Funds invest in shares of various Select Funds, and other investments, which may include other non-affiliated registered investment companies, the price of each of these Fund’s shares is based upon the NAV of those shares of the underlying investments. In turn, the NAV per share of each underlying investment is based upon the values of the obligations, stocks and other investments held by the underlying investment. Therefore, the price of a Target Date Fund’s and an Asset Allocation Fund’s share will fluctuate in relation to its asset allocation among the underlying investments and the value of the portfolio investments of the underlying investments.

Each Fund, except the Money Market Fund, values its assets based on market quotations or official closing prices when such values are readily available. These prices normally are supplied by a pricing service. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When a Fund believes a market price does not reflect a security’s true value, the Fund may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. A Fund may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Fund is subject to the risk that it has valued certain of its securities at a higher price than it can sell them.

BNY Mellon prices at amortized cost all instruments held by the Money Market Fund and those fixed-income securities held by other Funds that have maturities of sixty (60) days or less. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Real Estate Securities Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund may include portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The NAV for shares of the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Real Estate Securities Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund (as well as the Target Date Funds and Asset Allocation Funds which invest in these Funds) may change on days when an investor will not be able to purchase or redeem shares.

150 | GuideStone Funds Prospectus

Investments by the Select Funds in other open-end management investment companies are valued based upon the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Purchase of Shares

Fund shares are sold at NAV without a front-end sales load or a back-end sales load. Orders for the purchase of shares received in good order and accepted by the transfer agent or other authorized intermediary as of the close of regular trading on any Business Day will be executed the day they are received by either the transfer agent or other authorized intermediary, at the day’s closing share price for the applicable Fund(s), provided that (1) the transfer agent receives payment as of the close of regular trading on the same Business Day; or (2) the requests are placed by a financial intermediary that has entered into a servicing agreement and payment in federal or other immediately available funds is received by the transfer agent by the close of the same Business Day or on the next Business Day, depending on the terms of the servicing agreement. Purchase requests received in good order by the transfer agent or other authorized intermediary on a non-Business Day or after the close of regular trading on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted previously. A fee may be assessed if you transact through a financial intermediary, broker or agent.

Your purchase will be made in full and fractional shares calculated to three decimal places. Certificates for shares are not issued. If your purchase order fails to designate a Fund, the purchase will be invested in the Money Market Fund.

The Funds reserve the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. The Funds also reserve the right to waive or change investment minimums at any time, without notice. The Funds also reserve the right to redeem shares in any account and return the proceeds to the investor. These actions may be taken when, in the sole discretion of the Funds’ management, they are deemed to be in the best interest of the Funds. The Funds will not accept any third party or foreign checks.

Redemption of Shares

Requests for the redemption of some or all of your shares received in good order by the transfer agent or other authorized intermediary as of the close of regular trading on any Business Day will be executed the day they are received by either the transfer agent or other authorized intermediary, at the day’s closing share price for the applicable Fund(s). Redemption requests received in good order by the transfer agent or other authorized intermediary on a non-Business Day or after the close of regular trading on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted previously. A fee may be assessed if you transact through a financial intermediary, broker or agent.

A redemption of a Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a tax-deferred account, such as an IRA or Participant Directed Plan account (“Tax-Deferred Account”). (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

Redemption proceeds will ordinarily be sent on the next Business Day, but a Fund may take up to seven days to make payment. A Fund may stop selling its shares and postpone redemption payments at times when the NYSE is closed or has restricted trading or the SEC has determined an emergency condition exists. The Money Market Fund may also suspend redemptions to facilitate orderly liquidation of the Fund pursuant to Rule 22e-3 under the 1940 Act. Redemption proceeds will only be sent in the form that you previously authorized. If you have authorized payment by check, the check will be sent to the shareholder and address of record.

Checkwriting Option

If you own Investor Class shares of the Money Market Fund in a GuideStone investment account, you may draw money from your Money Market Fund account by writing a check of $250 or more. You must complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). Before writing a check from your personal investment account, you should verify the balance in your Money Market Fund account to ensure there are adequate funds to cover the amount of

GuideStone Funds Prospectus | 151

the check. You may not write a check to close your account. Charges will be imposed for stop payment orders and returned checks. An appropriate amount of shares will be redeemed from your Money Market Fund account to pay for these charges.

Checkwriting privileges are not available for Institutional Class accounts, IRAs, Plan accounts, TSAs or other tax-deferred accounts. Checkwriting privileges would result in significant, negative federal income tax consequences to a shareholder in an IRA, Plan account or other tax-deferred account.

Request In Good Order

All purchase, exchange and redemption requests must be received by the Funds or their transfer agent in good order. Requests in good order must include the following documents: (1) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (2) any required medallion signature guarantees (see the section entitled “Medallion Signature Guarantees”); and (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships and other legal entities. You may call 1-888-GS-FUNDS (1-888-473-8637) for further details.

Written redemption requests also must include the Fund name, your account number and the dollar amount of the transaction. Purchase orders are not in good order until the Funds’ transfer agent has received payment in federal funds.

If you are investing through a Plan, your employer, plan administrator or GuideStone Financial Resources, each has their own procedures for transmitting transaction orders and payments to the Funds’ transfer agent on a timely basis and in good order. These procedures may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

Medallion Signature Guarantees

To protect shareholder accounts, the Funds and the transfer agent from fraud, medallion signature guarantees are required in certain cases. This enables the Funds to verify the identity of the person who has authorized a redemption from an account. A medallion signature guarantee will be required for any of the following:

For IRA and GuideStone Investment Accounts:

•	Any written redemption request for $50,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

For Institutional Class Accounts:

•	Any written redemption request for $250,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

A notary public does not qualify as a medallion signature guarantee. You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other participating financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. You may call 1-888-GS-FUNDS (1-888-473-8637) for further details.

The Adviser reserves the right to waive the medallion signature guarantee requirement, provided it has obtained sufficient evidence to grant the waiver.

152 | GuideStone Funds Prospectus

Redeeming Recently Purchased Shares

If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. To avoid this delay, pay for your shares by federal funds wire transfer.

Right to Redeem in Kind

The Funds reserve the right to pay part or all of your redemption proceeds in securities rather than cash. If payment is made in securities, you may incur brokerage commissions if you elect to sell the securities for cash.

Account Statements

Each shareholder’s transactions in Fund shares will be reflected in a quarterly statement, except organizations that directly invest in an Institutional Class Account shares which receive monthly statements. If your Fund shares are held by a nominee or Plan, the nominee or Plan decides whether the statement will be sent to you.

Exchanging Shares

What is an exchange?

An exchange of shares of one Fund for shares of another Fund of the Trust is really two transactions — a sale of shares of one Fund and the purchase of shares of another Fund. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales.

An exchange of a Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a tax-deferred account, such as a Plan account or an IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

If you are invested through a Plan, you may exchange shares of one Fund for shares in one or more of the other Funds provided exchanges are permitted under the Plan. Contact your employer, plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for more information.

If you invested in shares of the Funds through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions to conduct an exchange. A fee may be assessed if you transact through a financial intermediary, broker or agent.

Market Timing

The purchase, exchange and redemption of Fund shares in an effort to profit from anticipated short-term market movements (“market timing”) may disrupt portfolio investment strategies and affect costs and performance for other shareholders, including long-term shareholders. To discourage market timing and abusive trading practices by Fund shareholders, the Board of Trustees has adopted policies and has approved procedures for implementing those policies. If you invested in shares of the Funds through a financial intermediary, the market timing policy for that financial intermediary may differ. Please contact your salesperson or financial intermediary for more information on their market timing policy.

These procedures reflect criteria that have been developed to identify market timing and that are applied for monitoring transactions in Fund shares. If the Trust identifies what it believes to be market timing, it may warn the shareholder involved, reject or restrict a purchase or exchange order and/or prohibit that shareholder from making further purchases or exchanges of a specific Fund’s shares. The Trust may modify its procedures for implementing its market timing policy and/or the monitoring criteria at any time without prior notice. There can be no assurance that the Trust’s policies will eliminate all market timing activity in the Funds.

Although the Trust makes efforts to monitor for market timing, the ability of the Trust to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved

GuideStone Funds Prospectus | 153

intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts.

Telephone and Online Transaction

The Funds reserve the right to refuse a telephone redemption or online redemption request if the requester is unable to provide information, such as the: 1) account number; 2) name and address exactly as registered with us; or 3) the primary social security or other taxpayer identification number.

We are not responsible for any account losses due to fraud, so long as we have taken reasonable steps to verify the identity of the person making a telephone or online request. If you are invested other than through a Plan, your account will automatically have certain telephone privileges. If you are an eligible foundation or you invest through an IRA or personal investment account, your account will automatically have certain telephone privileges. If you wish to remove the telephone redemption or online redemption option from your account, please notify us in writing. If you are redeeming shares you hold through a Plan or foundation, you may not have telephone or online privileges; contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for information about how to redeem your shares.

The Funds reserve the right to terminate or limit the telephone or online redemption privilege at any time, without prior notice. If you experience difficulty reaching us by telephone or through our website, during periods of unusual market activity, contact us by regular or express mail.

Duplicate Mailing to Same Household

We try to eliminate duplicate mailings to the same household. If two Fund shareholders, excluding shareholders invested through a Plan, have the same last name and address, we send just one shareholder report, instead of two. If you prefer separate reports, notify us by mail or telephone.

Distributions

What is net investment income?

Net investment income generally consists of interest and dividends a Fund earns on its investments less accrued expenses.

Each of the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Flexible Income Fund declares and pays dividends from its net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from its net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Asset Allocation Funds) declares and pays dividends from its net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. It is expected that the distributions of the Money Market Fund and Low-Duration Bond Fund will consist primarily of ordinary income.

Distributions are payable to shareholders of record at the time they are declared. Shareholders of record include holders of shares being purchased, but exclude holders of shares being redeemed, on the record date. Your distributions will automatically be reinvested in additional Fund shares, unless you elect to receive your distributions in cash. You may not elect cash distributions for a Plan account or IRA, since cash distributions would result in significant, negative federal income tax consequences to the holder of such an account.

Financial Intermediaries

On behalf of the Trust, certain institutions acting as financial intermediaries may be authorized to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other

154 | GuideStone Funds Prospectus

intermediaries to accept such orders, if approved on behalf of the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the transfer agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the transfer agent within such time periods, the authorized intermediary may be liable for fees and losses and the transactions may be cancelled. For these and other support services, a fee may be received. For more information, see the section entitled “Shareholder Servicing Arrangements” in this Prospectus.

The Adviser also may provide compensation to certain dealers and other financial intermediaries, including affiliates of the Adviser, for marketing and distribution in connection with the Trust. The Adviser or its affiliates may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Adviser (after adjustments). The additional compensation and payments will be paid by the Adviser or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in their SAI and on the Funds’ website at www.GuideStoneFunds.com.

Taxes

This section only summarizes some important federal income tax considerations that may affect your investment in a Fund. If you invest in a Fund through a Tax-Deferred Account, special tax rules apply. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

Federal Income Tax. As long as a Fund meets the requirements for being treated as a “regulated investment company” under the Code, which each Fund intends to continue to do, it pays no federal income tax on the net earnings and gains it distributes to its shareholders. The Funds will notify you following the end of each calendar year of the amount of dividends and other distributions paid to you that year.

Dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss that you receive from a Fund generally are taxable to you as ordinary income, whether reinvested in additional Fund shares or received in cash, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) and reported by the Fund as such generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain — a maximum of 15% (20% for a single shareholder with taxable income exceeding $415,050 or $466,950 for married persons filing jointly, which amounts apply for 2016 and will be adjusted for inflation annually thereafter). A Fund’s distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), whether reinvested in additional Fund shares or received in cash, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares.

Unless you are investing through a Tax-Deferred Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some

GuideStone Funds Prospectus | 155

portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

A redemption or exchange of your Fund shares is a taxable event for you. Depending on the redemption price of the shares you redeem or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. The exception, once again, is a Tax-Deferred Account. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions a Fund pays and gains recognized from the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

Basis Reporting and Election. The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders basis and holding period information for redeemed Fund shares (including those redeemed as part of an exchange) purchased on or after January 1, 2012 (“Covered Shares”). The Funds will permit shareholders to elect from among several IRS-accepted basis determination methods, including average basis. In the absence of an election by a shareholder, a Fund will use the average basis method with respect to that shareholder’s Covered Shares. The basis determination method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting rules apply to them.

State and Local Income Taxes. You should consult a tax adviser concerning state and local tax laws, which may produce different consequences from those under the federal income tax law.

Additional Information

The Funds’ Board of Trustees oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, transfer agent and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in deciding whether to purchase Fund shares. Neither this Prospectus nor the Statement of Information is intended, nor should be read, to be or create an arrangement or contract between the Trust or a Fund and any investor, or to create any rights in a shareholder or other person other than any rights under federal or state law that may not be waived.

156 | GuideStone Funds Prospectus

Shareholder Servicing Arrangements

Shares of the Funds are sold without a front-end sales load or a back-end sales load on a continuous basis by Foreside Funds Distributors LLC, located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312 (the “Underwriter”). The Board of Trustees has adopted a separate Shareholder Service Plan for the Investor Class (“Service Plan”).

Under its Service Plan, the Investor Class is authorized to pay shareholder servicing and recordkeeping fees of 0.25% of average daily net assets. Shareholder servicing and recordkeeping fees are paid to parties that provide services for, and maintain records for, shareholder accounts.

Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

What are service fees?

Service fees are deducted from fund assets to pay for recordkeeping and other services in connection with maintaining shareholder accounts.

GuideStone Funds Prospectus | 157

Related Performance Information

Real Estate Securities Fund. The Real Estate Securities Fund is a successor to a previously existing private fund that operated from 2000 to 2006. This section presents past performance information (“Performance”) of the private fund. Pursuant to a reorganization transaction completed on December 29, 2006, the private fund was reorganized into the Real Estate Securities Fund. The Real Estate Securities Fund assumed the private fund’s portfolio. The Adviser and RREEF America, L.L.C. (“RREEF”), the Sub-Adviser to the Real Estate Securities Fund, were the Adviser and Sub-Adviser to the private fund. The private fund and the Real Estate Securities Fund have substantially similar investment objectives, polices and strategies. The Adviser and RREEF manage the Real Estate Securities Fund substantially similarly to the private fund.

The private fund Performance was adjusted to reflect the fees and expenses of the Real Estate Securities Fund, including the 1.29% annualized expense limit that the Adviser had agreed to through April 30, 2007, plus certain private fund expenses. If the expense limitation had been terminated, the expenses of the Real Estate Securities Fund may have been higher than the 1.29% expense limitation, which would have lowered the performance shown. Actual fees and expenses will vary depending on, among other things, the applicable fee schedule, fund size and applicable sales charges, if any. The fee schedule and expenses of the Real Estate Securities Fund are included in this Prospectus. The Performance is also compared with the performance figures of a broad-based index appropriate to the Real Estate Securities Fund.

THE PAST PERFORMANCE OF THE PRIVATE FUND IS NO GUARANTEE OF FUTURE RESULTS OF THE REAL ESTATE SECURITIES FUND. PLEASE NOTE THE FOLLOWING CAUTIONARY GUIDELINES IN REVIEWING THIS INFORMATION:

•	PERFORMANCE FIGURES ARE THE HISTORICAL PERFORMANCE OF THE INVESTMENT PORTFOLIO OF THE PRIVATE FUND, ALL ASSETS OF WHICH ARE, AS A RESULT OF THE REORGANIZATION, HELD BY THE REAL ESTATE SECURITIES FUND. The Performance shown is not an indication of how the Real Estate Securities Fund will perform. The Real Estate Securities Fund’s performance may be different from that shown due to factors such as differences in cash flows, fees, expenses, performance calculation methods, portfolio size, number of underlying pooled investments, investment limitations, diversification requirements and other restrictions imposed on registered funds by the Investment Company Act of 1940, as amended (“1940 Act”), all of which, if applicable, could have a negative impact on the Real Estate Securities Fund’s performance. In particular, the private fund’s Performance is not necessarily an indication of how the Real Estate Securities Fund will perform, as the private fund was not subject to investment limitations and other restrictions imposed on registered management investment companies by the 1940 Act which, if applicable, could have a negative impact on the Real Estate Securities Fund’s performance.

•	THE BENCHMARK. The Performance is compared to a broad-based index. Broad-based indices are unmanaged and are not subject to fees and expenses typically associated with managed funds, including the Real Estate Securities Fund. Investments generally cannot be made directly in a broad-based index. The index is described below.

158 | GuideStone Funds Prospectus

Real Estate Private Fund Total Return years ended 12/31

Best Quarter:  17.34%  4/2004    Worst Quarter:  (7.90)%  3/2002

Average Annual Total Returns as of 12/28/06

	1 Year	5 Years	Since Inception
Return before taxes	37.59%	24.97%	24.18%
Return after taxes on distributions	N/A	N/A	N/A
Return after taxes on distributions and sale of Fund shares	N/A	N/A	N/A
Dow Jones U.S. Select Real Estate Securities IndexSM (reflects no deductions for fees, expenses or taxes)*	34.74%	24.00%	23.32%

*	The Dow Jones U.S. Select Real Estate Securities IndexSM measures the performance of publicly traded real estate securities and represents equity REITs and real estate operating companies (REOCs) traded in the United States. The index is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

GuideStone Funds Prospectus | 159

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Institutional Class and Investor Class of each Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. This information for the Fiscal Years or periods ended December 31, 2011, 2012, 2013, 2014 and 2015 has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (2)(3)	Expenses, Gross (2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate (5)
MyDestination 2005 Fund
Investor Class
2015	$10.54	$0.13	#	$0.21	$(0.52)	$(0.11)	$(0.54)	$9.71	(1.63)%	$96,092	0.30%	0.41%	1.20%	110%
2014	10.70	0.13	#	0.21	(0.06)	(0.19)	(0.25)	10.54	2.54	92,222	0.20	0.24	1.22	9
2013	10.25	0.09	#	0.25	0.29	(0.18)	—	10.70	6.18	84,817	0.20	0.25	0.87	27
2012	9.60	0.13	#	0.18	0.55	(0.21)	—	10.25	8.92	80,582	0.20	0.27	1.24	8
2011	9.53	0.14	#	0.05	0.05	(0.17)	—	9.60	2.52	64,608	0.20	0.35	1.43	31
MyDestination 2015 Fund
Investor Class
2015	$10.84	$0.15	#	$0.36	$(0.74)	$(0.14)	$(1.28)	$9.19	(2.06)%	$479,512	0.28%	0.31%	1.41%	108%
2014	10.97	0.15	#	0.35	(0.07)	(0.22)	(0.34)	10.84	3.92	480,325	0.14	0.14	1.29	6
2013	10.21	0.12	#	0.44	0.49	(0.28)	(0.01)	10.97	10.35	440,481	0.14	0.14	1.10	15
2012	9.37	0.15	#	0.22	0.70	(0.23)	—	10.21	11.46	352,576	0.15	0.15	1.47	2
2011	9.36	0.14	#	0.05	(0.02)	(0.16)	—	9.37	1.84	274,096	0.17	0.17	1.46	33
MyDestination 2025 Fund
Investor Class
2015	$10.66	$0.16	#	$0.49	$(0.97)	$(0.13)	$(1.33)	$8.88	(2.91)%	$707,698	0.28%	0.31%	1.46%	110%
2014	10.80	0.14	#	0.46	(0.18)	(0.22)	(0.34)	10.66	3.88	658,695	0.14	0.14	1.23	3
2013	9.84	0.13	#	0.57	0.78	(0.27)	(0.25)	10.80	15.15	545,652	0.14	0.14	1.19	16
2012	8.81	0.14	#	0.22	0.86	(0.19)	—	9.84	13.90	375,238	0.15	0.15	1.51	2
2011	8.94	0.13	#	0.03	(0.16)	(0.13)	—	8.81	0.03	278,239	0.17	0.17	1.42	24

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

160 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (2)(3)	Expenses, Gross (2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate (5)
MyDestination 2035 Fund
Investor Class
2015	$10.49	$0.15	#	$0.62		$(1.24)	$(0.12)	$(1.54)	$8.36	(4.30)%	$391,279	0.28%	0.32%	1.41%	120%
2014	10.79	0.12	#	0.51		(0.34)	(0.19)	(0.40)	10.49	2.70	358,812	0.15	0.15	1.10	5
2013	9.40	0.11	#	0.64		1.26	(0.22)	(0.40)	10.79	21.41	291,874	0.19	0.16	1.05	17
2012	8.22	0.11	#	0.21		1.02	(0.11)	(0.05)	9.40	16.30	188,242	0.20	0.18	1.23	1
2011	8.62	0.10	#	0.01		(0.37)	(0.09)	(0.05)	8.22	(2.99)	131,446	0.20	0.23	1.13	10
MyDestination 2045 Fund
Investor Class
2015	$10.00	$0.12	#	$0.66		$(1.25)	$(0.09)	$(1.49)	$7.95	(4.46)%	$281,718	0.29%	0.34%	1.22%	124%
2014	10.37	0.10	#	0.53		(0.40)	(0.17)	(0.43)	10.00	2.23	253,395	0.20	0.17	0.92	4
2013	9.14	0.10	#	0.68		1.35	(0.21)	(0.69)	10.37	23.44	212,102	0.20	0.18	0.94	18
2012	7.96	0.10	#	0.21		1.01	(0.09)	(0.05)	9.14	16.60	135,196	0.20	0.21	1.14	1
2011	8.52	0.07	#	—	†	(0.38)	(0.07)	(0.18)	7.96	(3.63)	89,954	0.20	0.29	0.87	25
MyDestination 2055 Fund
Investor Class
2015	$12.60	$0.16	#	$0.93		$(1.66)	$(0.13)	$(0.85)	$11.05	(4.48)%	$38,465	0.30%	0.65%	1.29%	124%
2014	12.95	0.14	#	0.77		(0.62)	(0.21)	(0.43)	12.60	2.25	27,813	0.20	0.62	1.02	5
2013	11.20	0.13	#	1.02		1.47	(0.26)	(0.61)	12.95	23.44	16,383	0.20	1.01	1.05	30
2012*	10.00	0.13	#	0.30		0.98	(0.10)	(0.11)	11.20	14.18	6,316	0.20	2.31	1.24	18

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was January 1, 2012.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

GuideStone Funds Prospectus | 161

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (2)(3)	Expenses, Gross (2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate (5)
Conservative Allocation Fund
Institutional Class
2015(6)	$11.51	$0.05	#	$0.22		$(0.39)	$(0.12)	$(0.65)	$10.62	(0.99)%	$70,895	0.18%	0.20%	4.36%	92%
Investor Class
2015	$11.59	$0.14	#	$0.26		$(0.60)	$(0.12)	$(0.65)	$10.62	(1.69)%	$294,997	0.27%	0.33%	1.22%	92%
2014	11.84	0.14	#	0.19		(0.17)	(0.19)	(0.22)	11.59	1.40	311,438	0.12	0.16	1.17	20
2013	12.27	0.11	#	0.21		0.12	(0.17)	(0.70)	11.84	3.67	319,213	0.12	0.16	0.85	12
2012	11.70	0.16	#	0.16		0.50	(0.22)	(0.03)	12.27	7.02	327,321	0.12	0.16	1.29	3
2011	11.87	0.18	#	0.05		(0.03)	(0.19)	(0.18)	11.70	1.71	293,236	0.12	0.17	1.47	9
Balanced Allocation Fund
Institutional Class
2015(6)	$12.67	$0.09	#	$0.45		$(0.77)	$(0.16)	$(1.58)	$10.70	(1.73)%	$332,327	0.12%	0.14%	7.28%	95%
Investor Class
2015	$12.89	$0.20	#	$0.53		$(1.18)	$(0.16)	$(1.58)	$10.70	(3.43)%	$1,191,878	0.28%	0.30%	1.56%	95%
2014	13.14	0.19	#	0.36		(0.09)	(0.27)	(0.44)	12.89	3.53	1,291,859	0.12	0.13	1.38	3
2013	12.73	0.16	#	0.44		0.68	(0.28)	(0.59)	13.14	10.08	1,288,529	0.12	0.13	1.23	27
2012	11.77	0.19	#	0.22		0.97	(0.27)	(0.15)	12.73	11.79	1,204,869	0.12	0.13	1.54	3
2011	12.12	0.20	#	0.06		(0.14)	(0.26)	(0.21)	11.77	1.01	1,097,275	0.12	0.13	1.65	16
Growth Allocation Fund
Institutional Class
2015(6)	$13.23	$0.11	#	$0.76		$(1.20)	$(0.14)	$(1.93)	$10.83	(2.36)%	$247,746	0.14%	0.14%	8.37%	97%
Investor Class
2015	$13.43	$0.17	#	$0.90		$(1.61)	$(0.13)	$(1.93)	$10.83	(3.83)%	$867,203	0.29%	0.30%	1.26%	97%
2014	14.00	0.15	#	0.54		(0.28)	(0.25)	(0.73)	13.43	2.93	952,103	0.12	0.13	1.07	4
2013	13.04	0.15	#	0.67		1.57	(0.27)	(1.16)	14.00	18.49	963,902	0.12	0.13	1.03	22
2012	11.60	0.15	#	0.26		1.30	(0.17)	(0.10)	13.04	14.84	853,233	0.12	0.13	1.17	2
2011	12.28	0.16	#	0.03		(0.49)	(0.17)	(0.21)	11.60	(2.39)	783,344	0.12	0.14	1.26	10
Aggressive Allocation Fund
Institutional Class
2015(6)	$14.13	$0.12	#	$1.10		$(1.67)	$(0.09)	$(2.82)	$10.77	(2.85)%	$169,302	0.15%	0.15%	8.75%	103%
Investor Class
2015	$14.06	$0.12	#	$1.32		$(1.82)	$(0.09)	$(2.82)	$10.77	(2.39)%	$797,043	0.29%	0.30%	0.85%	103%
2014	14.82	0.12	#	0.80		(0.41)	(0.23)	(1.04)	14.06	3.38	869,726	0.12	0.13	0.79	4
2013	12.46	0.11	#	0.90		2.39	(0.29)	(0.75)	14.82	27.41	879,563	0.12	0.13	0.77	12
2012	10.89	0.11	#	0.26		1.50	(0.11)	(0.19)	12.46	17.19	726,665	0.12	0.13	0.91	5
2011	11.79	0.10	#	—	†	(0.71)	(0.10)	(0.19)	10.89	(5.14)	674,790	0.12	0.14	0.83	9

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
(6)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

162 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (1)	Expenses, Gross (2)	Investment Income, Net (1)	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2015	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.08%	$245,882	0.17%	0.18%	0.08%	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02	121,624	0.18	0.19	0.01	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.04	106,060	0.18	0.20	0.04	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.10	106,664	0.18	0.20	0.10	N/A
2011	1.00	—	†#	—	†	— †	— †	1.00	0.10	116,298	0.18	0.19	0.09	N/A
Investor Class
2015	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.02%	$1,041,421	0.24%	0.43%	0.01%	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,163,495	0.19	0.44	0.01	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,262,938	0.21	0.44	0.01	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,131,756	0.27	0.44	0.01	N/A
2011	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,161,630	0.27	0.42	0.01	N/A
Low-Duration Bond Fund
Institutional Class
2015	$8.44	$0.13	#	$(0.06	)(4)	$(0.14)	$—	$8.37	0.79%	$617,698	0.37%	0.38%	1.52%	746%
2014	8.54	0.09	#	0.01	(4)	(0.19)	(0.01)	8.44	1.16	141,461	0.36	0.42	1.06	529
2013(5)	8.71	0.11	#	(0.11	)(4)	(0.16)	(0.01)	8.54	0.02	136,966	0.36	0.42	1.26	202
2012	8.59	0.15	#	0.22	(4)	(0.22)	(0.03)	8.71	4.35	135,526	0.36	0.41	1.68	228
2011	8.70	0.16	#	(0.01	)(4)	(0.23)	(0.03)	8.59	1.77	122,462	0.36	0.42	1.84	221
Investor Class
2015	$13.31	$0.16	#	$(0.09	)(4)	$(0.11)	$—	$13.27	0.49%	$242,325	0.60%	0.65%	1.17%	746%
2014	13.35	0.11	#	0.02	(4)	(0.16)	(0.01)	13.31	0.97	704,878	0.57	0.66	0.85	529
2013(5)	13.52	0.14	#	(0.16	)(4)	(0.14)	(0.01)	13.35	(0.20)	701,299	0.57	0.66	1.04	202
2012	13.20	0.20	#	0.35	(4)	(0.20)	(0.03)	13.52	4.15	678,099	0.57	0.65	1.47	228
2011	13.23	0.22	#	(0.01	)(4)	(0.21)	(0.03)	13.20	1.58	621,713	0.55	0.65	1.64	221
Medium-Duration Bond Fund
Institutional Class
2015	$6.99	$0.17	#	$(0.16	)(4)	$(0.25)	$(0.10)	$6.65	0.03%	$706,760	0.45%	0.47%	2.46%	346%
2014	6.91	0.15	#	0.26	(4)	(0.29)	(0.04)	6.99	6.03	239,389	0.48	0.52	2.14	408
2013(6)	7.32	0.16	#	(0.29	)(4)	(0.27)	(0.01)	6.91	(1.90)	227,172	0.48	0.52	2.21	409
2012	7.24	0.17	#	0.39	(4)	(0.28)	(0.20)	7.32	7.93	251,565	0.48	0.51	2.32	570
2011	7.25	0.20	#	0.27	(4)	(0.35)	(0.13)	7.24	6.56	228,024	0.48	0.52	2.76	609
Investor Class
2015	$14.65	$0.28	#	$(0.31	)(4)	$(0.21)	$(0.10)	$14.31	(0.22)%	$187,863	0.66%	0.75%	1.92%	346%
2014	14.14	0.29	#	0.53	(4)	(0.27)	(0.04)	14.65	5.82	669,537	0.63	0.77	1.98	408
2013(6)	14.68	0.30	#	(0.59	)(4)	(0.24)	(0.01)	14.14	(1.98)	582,451	0.63	0.77	2.06	409
2012	14.07	0.32	#	0.75	(4)	(0.26)	(0.20)	14.68	7.68	620,945	0.63	0.75	2.18	570
2011	13.65	0.37	#	0.51	(4)	(0.33)	(0.13)	14.07	6.49	636,218	0.61	0.75	2.62	609

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share, Total Return or the Ratio of Net Investment Income to Average Net Assets for Institutional Class and Investor Class.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.07%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.

GuideStone Funds Prospectus | 163

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net (1)	Expenses, Gross (2)	Investment Income, Net (1)	Portfolio Turnover Rate
Extended-Duration Bond Fund
Institutional Class
2015	$4.65	$0.17	#	$(0.38	)(3)	$(0.31)	$(0.33)	$3.80	(5.01)%	$148,920	0.60%	0.60%	4.09%	42%
2014	4.78	0.21	#	0.59	(3)	(0.53)	(0.40)	4.65	17.47	56,216	0.56	0.57	4.19	48
2013(4)	6.36	0.27	#	(0.58	)(3)	(0.63)	(0.64)	4.78	(5.10)	51,959	0.55	0.55	4.61	37
2012	6.48	0.31	#	0.64	(3)	(0.65)	(0.42)	6.36	15.41	86,268	0.52	0.53	4.68	27
2011	6.93	0.37	#	0.49	(3)	(0.74)	(0.57)	6.48	13.33	74,591	0.54	0.55	5.32	41
Investor Class
2015	$18.30	$0.66	#	$(1.60	)(3)	$(0.27)	$(0.33)	$16.76	(5.30)%	$106,918	0.82%	0.85%	3.65%	42%
2014	16.39	0.71	#	2.10	(3)	(0.50)	(0.40)	18.30	17.32	245,417	0.75	0.83	3.99	48
2013(4)	18.58	0.78	#	(1.74	)(3)	(0.59)	(0.64)	16.39	(5.24)	218,822	0.75	0.80	4.40	37
2012	17.08	0.81	#	1.72	(3)	(0.61)	(0.42)	18.58	15.06	384,705	0.75	0.78	4.45	27
2011	16.28	0.86	#	1.22	(3)	(0.71)	(0.57)	17.08	13.14	330,879	0.73	0.78	5.13	41
Global Bond Fund
Institutional Class
2015(5)	$10.09	$0.27	#	$(1.02	)(3)	$(0.26)	$—	$9.08	(7.54)%	$311,374	0.59%	0.62%	4.15%	30%
Investor Class
2015	$10.03	$0.33	#	$(0.92	)(3)	$(0.36)	$—	$9.08	(6.00)%	$78,636	0.82%	0.84%	3.35%	30%
2014	10.09	0.37	#	(0.07	)(3)	(0.36)	—	10.03	2.90	401,321	0.79	0.82	3.64	57
2013(6)	10.38	0.39	#	(0.36	)(3)	(0.32)	—	10.09	0.30	357,842	0.80	0.83	3.77	101
2012	9.73	0.45	#	0.74	(3)	(0.54)	—	10.38	12.52	232,856	0.83	0.86	4.41	64
2011	9.83	0.51	#	(0.09	)(3)	(0.52)	—	9.73	4.35	170,167	0.86	0.88	5.09	68

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.
(5)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01, Total Return by 0.10%, and the Ratio of Net Investment Income to Average Net Assets by 0.02%.

164 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Year (000)	Expenses, Net (1)		Expenses, Gross (2)		Investment Income/ (Loss), Net (1)	Portfolio Turnover Rate
Defensive Market Strategies Fund
Institutional Class
2015	$11.61	$0.17	#	$0.11	(3)	$(0.17)	$(0.51)	$11.21	2.43%	$443,499	0.72	%(5)	0.73%		1.46%	55%
2014	11.43	0.15	#	1.05	(3)	(0.15)	(0.87)	11.61	10.55	98,903	0.88	(4)(5)	0.8	(4)	1.24	102
2013(6)	10.61	0.14	#	1.80	(3)	(0.15)	(0.97)	11.43	18.47	89,430	1.10	(4)(5)	1.13	(4)	1.25	208
2012	10.20	0.18	#	0.73	(3)	(0.18)	(0.32)	10.61	8.93	85,347	1.04	(4)	1.12	(4)	1.67	304
2011(7)	10.00	0.04	#	0.21	(3)	(0.04)	(0.01)	10.20	2.51	74,516	1.03	(4)	1.10	(4)	1.11	120
Investor Class
2015	$11.60	$0.13	#	$0.12	(3)	$(0.12)	$(0.51)	$11.22	2.16%	$167,117	0.99	%(5)	1.00%		1.12%	55%
2014	11.42	0.12	#	1.06	(3)	(0.13)	(0.87)	11.60	10.35	476,129	1.09	(4)(5)	1.07	(4)	1.03	102
2013(6)	10.60	0.12	#	1.79	(3)	(0.12)	(0.97)	11.42	18.22	395,277	1.36	(4)(5)	1.38	(4)	0.99	208
2012	10.20	0.15	#	0.72	(3)	(0.15)	(0.32)	10.60	8.57	314,638	1.30	(4)	1.37	(4)	1.42	304
2011(7)	10.00	0.03	#	0.21	(3)	(0.03)	(0.01)	10.20	2.43	240,529	1.29	(4)	1.35	(4)	0.86	120
Equity Index Fund
Institutional Class
2015	$9.07	$0.18	#	$(0.10	)(3)	$(0.23)	$(0.30)	$8.62	0.92%	$276,599	0.17%		0.18%		1.94%	6%
2014	8.50	0.15	#	0.99	(3)	(0.28)	(0.29)	9.07	13.54	95,134	0.22		0.22		1.72	5
2013(8)	6.85	0.14	#	2.02	(3)	(0.26)	(0.25)	8.50	32.04	66,378	0.23		0.24		1.81	4
2012	6.29	0.13	#	0.86	(3)	(0.25)	(0.18)	6.85	15.92	47,071	0.23		0.24		1.95	3
2011	8.63	0.15	#	0.04	(3)	(0.31)	(2.22)	6.29	3.00	36,721	0.23		0.24		1.71	4
Investor Class
2015	$22.90	$0.37	#	$(0.21	)(3)	$(0.18)	$(0.30)	$22.58	0.70%	$332,005	0.41%		0.44%		1.62%	6%
2014	20.69	0.34	#	2.40	(3)	(0.24)	(0.29)	22.90	13.31	334,833	0.38		0.48		1.56	5
2013(8)	16.07	0.31	#	4.79	(3)	(0.23)	(0.25)	20.69	31.95	289,937	0.38		0.48		1.66	4
2012	14.24	0.28	#	1.95	(3)	(0.22)	(0.18)	16.07	15.76	208,192	0.38		0.49		1.79	3
2011	16.36	0.26	#	0.12	(3)	(0.28)	(2.22)	14.24	2.75	183,076	0.38		0.47		1.57	4

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04%, 0.05%, 0.11% and 0.02% for the years 2011, 2012, 2013 and 2014.
(5)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00%, 0.01% and 0.00% for the years 2013, 2014 and 2015.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.01% and 0.00% for Institutional Class and Investor Class, respectively.
(7)	Inception date was September 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(8)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

GuideStone Funds Prospectus | 165

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (1)		Expenses, Gross (2)	Investment Income/ (Loss), Net (1)	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2015	$9.01	$0.15	#	$(0.46	)(3)	$(0.17)	$(0.98)	$7.55	(3.44)%	$917,208	0.61	%(4)	0.62%	1.73%	32%
2014	9.90	0.14	#	0.94	(3)	(0.25)	(1.72)	9.01	10.91	273,359	0.65	(4)	0.67	1.40	41
2013(5)	7.99	0.15	#	2.64	(3)	(0.34)	(0.54)	9.90	35.52	253,988	0.66	(4)	0.67	1.61	45
2012	7.03	0.15	#	1.06	(3)	(0.25)	—	7.99	17.47	215,512	0.67	(4)	0.68	1.90	27
2011	7.18	0.12	#	(0.07	)(3)	(0.20)	—	7.03	0.57	200,308	0.67	(4)	0.68	1.62	35
Investor Class
2015	$21.31	$0.27	#	$(1.06	)(3)	$(0.08)	(0.98)	$19.46	(3.70)%	$324,440	0.89	%(4)	0.89%	1.26%	32%
2014	21.00	0.25	#	1.97	(3)	(0.19)	(1.72)	21.31	10.61	1,141,998	0.90	(4)	0.91	1.16	41
2013(5)	16.18	0.26	#	5.39	(3)	(0.29)	(0.54)	21.00	35.22	1,089,026	0.90	(4)	0.91	1.36	45
2012	14.00	0.25	#	2.14	(3)	(0.21)	—	16.18	17.20	933,110	0.92	(4)	0.92	1.66	27
2011	14.12	0.20	#	(0.16	)(3)	(0.16)	—	14.00	0.27	852,958	0.89	(4)	0.91	1.39	35
Growth Equity Fund
Institutional Class
2015	$11.05	$0.01	#	$0.59	(3)	$—	$(2.12)	$9.53	5.67%	$932,232	0.77	%(6)	0.78%	0.09%	79%
2014	12.20	(0.02	)#	1.25	(3)	—	(2.38)	11.05	10.12	244,281	0.85	(6)	0.87	(0.12)	54
2013(7)	12.19	—	†#	4.12	(3)	—	(4.11)	12.20	34.83	227,934	0.84	(6)	0.88	0.00	83
2012	11.76	0.04	#	2.00	(3)	(0.06)	(1.55)	12.19	17.39	198,329	0.87	(6)	0.89	0.33	67
2011	11.91	—	†#	(0.15	)(3)	—	—	11.76	(1.26)	184,418	0.87	(6)	0.89	0.02	60
Investor Class
2015	$22.92	$(0.05	)#	$1.27	(3)	$—	$(2.12)	$22.02	5.44%	$483,385	1.04	%(6)	1.06%	(0.21)%	79%
2014	23.02	(0.08	)#	2.36	(3)	—	(2.38)	22.92	9.93	1,240,254	1.06	(6)	1.11	(0.33)	54
2013(7)	20.26	(0.05	)#	6.92	(3)	—	(4.11)	23.02	34.52	1,190,710	1.05	(6)	1.12	(0.22)	83
2012	18.63	0.03	#	3.17	(3)	(0.02)	(1.55)	20.26	17.21	1,022,934	1.05	(6)	1.13	0.15	67
2011	18.90	(0.02	)#	(0.25	)(3)	—	—	18.63	(1.43)	915,960	1.02	(6)	1.11	(0.13)	60

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2011, 2012, 2013 and 2014, and 0.00% for the year 2015.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(6)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2011, 2012 and 2013, and 0.00% for the years 2014 and 2015.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

166 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (1)		Expenses, Gross (2)	Investment Income/ (Loss), Net (1)	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2015	$8.92	$0.04	#	$(0.56	)(3)	$(0.03)	$(0.89)	$7.48	(5.66)%	$264,962	1.00	%(4)	1.03%	0.45%	74%
2014	10.35	0.03	#	0.37	(3)	(0.06)	(1.77)	8.92	4.03	84,324	0.97	(4)	0.99	0.27	103
2013(5)	10.27	0.06	#	3.82	(3)	(0.08)	(3.72)	10.35	38.39	84,139	0.92	(4)	0.94	0.45	161
2012	9.70	0.08	#	1.40	(3)	(0.13)	(0.78)	10.27	15.25	67,723	0.99	(4)	1.02	0.79	128
2011	9.61	0.03	#	0.11	(3)	(0.05)	—	9.70	1.40	63,903	1.00	(4)	1.03	0.27	165
Investor Class
2015	$17.08	$0.02	#	$(1.04	)(3)	$—	$(0.89)	$15.17	(5.91)%	$236,850	1.24	%(4)	1.27%	0.13%	74%
2014	18.19	0.01	#	0.67	(3)	(0.02)	(1.77)	17.08	3.83	468,938	1.20	(4)	1.24	0.03	103
2013(5)	15.94	0.04	#	5.97	(3)	(0.04)	(3.72)	18.19	38.09	490,706	1.16	(4)	1.19	0.22	161
2012	14.62	0.09	#	2.10	(3)	(0.09)	(0.78)	15.94	15.02	377,101	1.19	(4)	1.27	0.59	128
2011	14.46	0.01	#	0.17	(3)	(0.02)	—	14.62	1.22	354,013	1.17	(4)	1.26	0.10	165
International Equity Index Fund
Institutional Class
2015(6)	$10.00	$0.07	#	$(1.06	)(3)	$(0.07)	$—	$8.94	(9.88)%	$111,025	0.57%		0.66%	1.33%	4%

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.02%, 0.02%, 0.01%, 0.01% and 0.02% for the years 2011, 2012, 2013, 2014 and 2015.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01 and $0.01, Total Return by 0.14% and 0.08%, and the Ratio of Net Investment Income to Average Net Assets by 0.07% and 0.08% for Institutional Class and Investor Class, respectively.
(6)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

GuideStone Funds Prospectus | 167

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (1)		Expenses, Gross (2)		Investment Income/ (Loss), Net (1)	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2015	$10.55	$0.16	#	$(0.37	)(3)	$(0.19)	$(0.42)	$9.73	(1.93)%	$1,030,729	1.03	%(4)(5)	1.05	%(5)	1.49%	43%
2014	11.55	0.27	#	(0.93	)(3)	(0.34)	—	10.55	(5.80)	235,545	1.13	(4)(5)	1.20	(5)	2.36	36
2013(6)	9.96	0.18	#	1.66	(3)	(0.25)	—	11.55	18.49	269,499	1.11	(4)(5)	1.25	(5)	1.69	51
2012	8.67	0.18	#	1.33	(3)	(0.22)	—	9.96	17.43	270,130	1.15	(4)(5)	1.32	(5)	1.89	53
2011	10.35	0.22	#	(1.66	)(3)	(0.24)	—	8.67	(13.86)	223,677	1.02	(4)(5)	1.22	(5)	2.17	82
Investor Class
2015	$14.03	$0.24	#	$(0.55	)(3)	$(0.12)	$(0.42)	$13.18	(2.16)%	$245,976	1.35	%(4)(5)	1.39	%(5)	1.68%	43%
2014	15.24	0.32	#	(1.23	)(3)	(0.30)	—	14.03	(6.00)	1,143,722	1.37	(4)(5)	1.44	(5)	2.09	36
2013(6)	13.07	0.20	#	2.18	(3)	(0.21)	—	15.24	18.23	1,147,181	1.35	(4)(5)	1.49	(5)	1.44	51
2012	11.33	0.20	#	1.73	(3)	(0.19)	—	13.07	17.05	1,156,306	1.39	(4)(5)	1.57	(5)	1.65	53
2011	13.43	0.25	#	(2.13	)(3)	(0.22)	—	11.33	(14.01)	955,305	1.24	(4)(5)	1.45	(5)	1.95	82
Emerging Markets Equity Fund
Institutional Class
2015	$9.09	$0.11	#	$(1.83	)(3)	$(0.03)	$—	$7.34	(18.93)%	$272,123	1.28	%(7)	1.50%		1.36%	39%
2014	9.75	0.11	#	(0.51	)(3)	(0.07)	(0.19)	9.09	(4.14)	45,058	1.25		1.63		1.07	39
2013(8)(9)	10.00	(0.01	)#	(0.24	)(3)	—	—	9.75	(2.50)	46,420	1.25		1.55		(0.34)	6
Investor Class
2015	$9.09	$0.05	#	$(1.79	)(3)	$—	$—	$7.35	(19.14)%	$25,659	1.51	%(7)	1.83%		0.58%	39%
2014	9.75	0.08	#	(0.51	)(3)	(0.04)	(0.19)	9.09	(4.38)	255,202	1.50		1.84		0.81	39
2013(8)(9)	10.00	(0.01	)#	(0.24	)(3)	—	—	9.75	(2.50)	244,181	1.50		1.78		(0.58)	6

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2011, 2012, 2013, 2014 and 2015.
(5)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.08%, 0.20%, 0.15%, 0.17% and 0.17% for the years 2011, 2012, 2013, 2014 and 2015.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.03% for Institutional Class and Investor Class, respectively.
(7)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the year 2015.
(8)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.00% and 0.01% for Institutional Class and Investor Class, respectively.
(9)	Inception Date was October 31, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

168 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains (2)	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net (3)(4)	Expenses, Gross (3)(5)	Investment Income, Net (1)(4)	Portfolio Turnover Rate
Inflation Protected Bond Fund
Institutional Class
2015(6)	$10.41	$0.12	#	$—	†	$(0.55)	$—	$—	$9.98	(4.13)%	$234,584	0.40%	0.41%	1.75%	45%
Investor Class
2015	$10.22	$(0.28	)#	$—	†	$0.05	$(0.03)	$—	$9.96	(2.25)%	$67,244	0.66%	0.67%	(2.77)%	45%
2014	10.15	0.06	#	—	†	0.22	(0.21)	—	10.22	2.77	302,913	0.62	0.63	0.61	88
2013(7)	11.25	0.10	#	—	†	(1.06)	(0.09)	(0.05)	10.15	(8.64)	274,111	0.64	0.65	0.98	75
2012	11.16	0.21	#	—	†	0.46	(0.20)	(0.38)	11.25	6.06	197,762	0.65	0.66	1.80	94
2011	10.43	0.29	#	—	†	0.94	(0.31)	(0.19)	11.16	12.00	163,156	0.66	0.68	2.65	114
Flexible Income Fund
Investor Class
2015	$9.76	$0.33	#	$—	†	$(0.47)	$(0.33)	$—	$9.29	(1.54)%	$141,439	1.15%	1.20%	3.37%	50%
2014	10.06	0.31	#	—	†	(0.29)	(0.30)	(0.02)	9.76	0.22	130,641	1.20	1.23	3.06	77
2013(8)	10.00	0.11	#	—	†	0.05	(0.10)	— †	10.06	1.57	109,163	1.20	1.26	2.22	25

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(5)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(6)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(8)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

GuideStone Funds Prospectus | 169

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross	Investment Income/ (Loss), Net (1)	Portfolio Turnover Rate
Real Estate Securities Fund
Institutional Class
2015(2)	$10.50	$0.12	#	$—	†	$(0.33)	$(0.27)	$(0.56)	$9.46	(1.89)%	$159,196	0.93	%(3)	0.94%	1.83%	137%
Investor Class
2015	$10.26	$0.16	#	$—	†	$(0.13)	$(0.24)	$(0.56)	$9.49	0.34%	$99,357	1.12	%(3)	1.17%	1.50%	137%
2014	9.36	0.23	#	—	†	1.28	(0.25)	(0.36)	10.26	16.13	269,883	1.15		1.15	2.23	129
2013(4)	10.60	0.17	#	—	†	(0.02)	(0.21)	(1.18)	9.36	1.49	234,903	1.05		1.05	1.56	168
2012	9.18	0.17	#	—	†	1.40	(0.15)	—	10.60	17.09	191,148	1.05		1.06	1.62	95
2011	8.52	0.08	#	—	†	0.65	(0.07)	—	9.18	8.51	150,227	1.14		1.14	0.85	90
Global Natural Resources Equity Fund
Investor Class
2015	$7.81	$—	#	$—	†	$(2.69)	$(0.01)	$—	$5.11	(34.49)%	$182,730	1.36%		1.37%	(0.06)%	63%
2014	9.71	(0.02	)#	—	†	(1.68)	(0.02)	(0.18)	7.81	(17.49)	265,362	1.35	(5)	1.37	(0.17)	37
2013(6)(7)	10.00	(0.01	)#	—	†	(0.16)	(0.03)	(0.09)	9.71	1.69	260,722	1.42		1.42	(0.24)	18

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	The ratio for the Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the year 2015.
(4)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.03%.
(5)	The ratio for the Global Natural Resources Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% and 0.00% for the years 2014 and 2015.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(7)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

170 | GuideStone Funds Prospectus

Glossary

30-Day SEC Yield — A standardized measure of yield for a mutual fund. The calculation is based on a 30-day period ending on the last day of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Acquired Fund Fees and Expenses — Fees and expenses attributable to any company in which a mutual fund invests or has invested during the relevant fiscal period that (a) is an investment company or (b) would be an investment company under Section 3(a) of the 1940 Act, as amended. In the event the fees and expenses incurred indirectly by a mutual fund as a result of investment in shares of one or more acquired funds do not exceed 0.01% of the average net assets of that mutual fund, the mutual fund may include these fees and expenses under the sub-caption “Other expenses” in the mutual fund’s fee table. Total annual fund operating expenses reflected in a mutual fund’s fee table may not correlate to the ratio of expenses to average net assets reported in a mutual fund’s financial highlights table, which reflects the operating expenses of a mutual fund and does not include Acquired Fund Fees and Expenses.

Active Management — A style of investment management where the portfolio manager actively makes investment decisions and initiates buying and selling of securities in an effort to maximize return. It is the opposite of passive management, where the portfolio manager oversees a static portfolio structured to match the performance of a selected part of the market or index.

American Depositary Receipt (“ADR”) — Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.

American Depositary Share (“ADS”) — A U.S. dollar-denominated equity share of a foreign-based company available for purchase on an American stock exchange. ADSs are issued by depository banks in the United States under agreement with the issuing foreign company; the entire issuance is called an ADR and the individual shares are referred to as ADSs.

Amortized Cost — This method involves valuing securities at their cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. The accounting method is used for the Money Market Fund.

Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned -2% in year one and 23.5% in year two, the compound annual return would be 10%.

Asset-Backed Securities — Securities backed by mortgages, installment contracts, credit card receivables or other financial assets. These securities represent interest in “pools” of assets in which payments of both interest and principal on the securities are made periodically.

Average Maturity — The average length of time on which the principal of a bond in a bond fund must be repaid.

Basis Point — One basis point is 0.01%, or 1/100 of a percentage point. Thus 100 basis points equal 1% percent.

Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the risk and performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large-cap equity portfolios.

Capital Gain/Loss — A realized gain or loss calculated at the time of sale or maturity of any capital asset. Refers to the profit or loss attributable to the difference between the purchase and sale price.

Commercial Paper — The security is a short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.

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Commodities –– Commodities are raw materials or agricultural products such as sugar, corn, gold or oil, among many others. Commodities may be grouped into different classifications for regulatory purposes, such as energy, agricultural (including livestock), precious metals, industrial metals, among many others. Investments in the commodities markets can include direct physical trading and derivatives trading in the form of spot transactions, futures and options on futures.

Commodity-Linked Derivatives –– A commodity-linked derivative is a financial instrument whose value is linked to a commodity index or commodity futures or option contract. Commodity-linked derivatives may be securitized by physical assets or commodities.

Concentration Risk — Risk associated with a relatively high exposure to a certain security position, sector, industry and/or country.

Correlation — The statistical measure which indicates the tendency of two variables moving together.

Credit Quality — A measure that reflects the rating assigned by Standard & Poor’s®, Moody’s Investors Service, Inc. or Fitch, Inc. to fixed-income securities. It rates the issuing entity’s capacity to meet the repayment terms of the security. Bonds issued and backed by the federal government are of the highest quality and are considered superior to bonds rated AAA category, which is the highest possible rating a corporate bond can receive. Investment quality ratings include AAA category, AA category, A category, and BBB category. Bonds rated BB category or lower are considered high yield or “junk” bonds.

Credit Ratings — See Credit Quality.

Credit Risk — A risk that an issuer may default on its securities causing a loss to the debt holder.

Currency Exchange Rate — A quotation used to indicate the value of a foreign currency relative to one unit of local currency.

Currency Risk — Foreign investments bear the risk of the local market and the foreign exchange rate. Risk associated with exposure to a certain currency that declines in value. Changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of foreign investments.

Current Income — Money that is received on an ongoing basis from investments in the form of dividends, interest, rents or other income sources.

Default Risk — Risk that an issuer will be unable to timely meet interest and principal payments.

Deflation — Deflation is a decrease in the general price level of goods and services. Deflation may occur when the inflation rate falls below 0% (a negative inflation rate). Deflation may be caused by a reduction in the supply of money or credit, or by a decrease in government, personal or investment spending.

Developed Markets — Financial markets in countries with developed economies. Examples include, but are not limited to, the United States, United Kingdom, Germany, France and Japan.

Dividend — Earnings distributed to shareholders. Mutual fund dividends are paid out of income from a fund’s investments.

Dividend Yield — Yield is determined by dividing the amount of annual dividends per share by the current market price per share of stock.

Downgraded — The act of lowering the credit rating of a fixed-income instrument.

Duration — A calculation that measures the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond’s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years — the

172 | GuideStone Funds Prospectus

duration. For example, a bond with a five-year duration will, in theory, decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Emerging Markets — Financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan). Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

Equity — Represents ownership interest possessed by shareholders in a corporation. Synonymous with stock.

Exchange-Traded Funds (“ETFs”) — ETFs are open-end investment companies whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System.

Expense Ratio — Expressed as a percentage, provides the investor the total cost for fund operating expenses and management fees.

Federal Deposit Insurance Corporation (“FDIC”) — Federal agency established in 1933 that guarantees (within limits) funds on deposit in member banks and thrift institutions and performs other functions to facilitate mergers or prevent failures.

Fixed-Income Securities — A security that pays a fixed-rate of return. Usually refers to government, corporate or municipal bonds, which pay a fixed-rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

Floating Rate Loans –– A floating rate loan is a debt obligation whose interest rate is tied to another rate, such as the Prime rate or the London Interbank Offered Rate (LIBOR). They are also known as bank loans, senior loans or leveraged loans. Floating rate loans are loans made by a bank or other lender to a company, and they are typically secured by the assets of the borrower. Proceeds of the loans are often used to finance corporate transactions, such as leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and other transactions. Although the loans are typically backed by specific collateral, the loans often carry a below-investment-grade rating and are, therefore, subject to greater risk of default than investment-grade securities.

Foreign Issuers — Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

Forward Contracts — A privately negotiated contract permitting the holder to purchase or sell a specified amount of a financial instrument or foreign currency on a predetermined future date at a predetermined price.

Frontier Markets –– A subset of emerging market countries that are investable but may have lower market capitalization and liquidity and may be more politically unstable than the more developed emerging markets.

Futures Contracts — A standardized agreement to buy or sell a specified amount of a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, or good at a particular price on a stipulated future date. The price is established on an organized exchange and the potential gain/loss is realized each day (marking to market). Interest rate futures contracts are a type of financial futures contract that calls for the future delivery of U.S. government securities or index-based futures contracts. The value of interest rate futures contracts changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

Global Depositary Receipt (“GDR”) — Receipt for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the U.S. and Latin America to offer shares in many markets around the world.

Hedging — The practice of undertaking one investment activity in order to protect against losses in another.

High Yield Bonds (“Junk Bonds”) — A bond that has a credit rating of BB category or lower and that pays a higher yield to compensate for the greater credit risk.

GuideStone Funds Prospectus | 173

Illiquid Securities — A security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

Indirect Fees and Expenses — Fees and expenses borne indirectly by a mutual fund shareholder through his/her investment in a mutual fund that owns acquired funds.

Inflation — The rate at which the general level of prices for goods and services rises, and correspondingly, purchasing power falls.

Inflation-Protected Bonds — Fixed-income instruments whose principal and/or interest is adjusted periodically for inflation. Inflation-protected bonds are also known as inflation-indexed bonds.

Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

Interest Rate Floors and Caps — The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate.

Interest Rate Risk — Risk that changes in interest rates will adversely affect the value of an investor’s securities portfolio. When interest rates rise, the market value of fixed-income contracts (such as bonds) declines. Similarly, when interest rates decline, the market value of fixed-income contracts increases.

International Equity Securities — Investments in non-U.S. stocks or equity securities.

Investment Grade Bond — See Credit Quality.

Maturity — The date at which a debt instrument is due and payable.

Micro-Cap Companies –– Micro-cap companies have market capitalizations that are less than those of small capitalization companies and may involve greater risk and be more volatile and less liquid than an investment in a larger company. Micro-cap companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Micro-cap companies may have limited financial resources, management experience and market diversification.

Money Market Instruments — Such instruments include high quality, short-term debt instruments. Among other quality requirements, a money market instrument must mature in 397 days or less.

Nationally Recognized Statistical Rating Organization (“NRSRO”) — NRSRO means any nationally recognized statistical rating organization, as designated by the SEC that does not directly or indirectly control, and is not controlled by or under common control with, the issuer of, or any insurer, guarantor or provider of credit support for, the security. As of September 25, 2008, the SEC has designated ten rating agencies as NRSROs: (1) Dominion Bond Rating Service Ltd.; (2) Fitch, Inc.; (3) Moody’s Investors Service, Inc.; (4) Standard & Poor’s® Division of the The McGraw-Hill Companies, Inc.; (5) A.M. Best Company, Inc.; (6) Japan Credit Rating Agency, Ltd.; (7) Rating and Investment Information, Inc.; (8) Egan-Jones Rating Company; (9) LACE Financial Corp.; and (10) Realpoint LLC.

Natural Resources –– Natural resources are materials that are derived from the environment. Natural resources generally include, but are not limited to: energy (such as oil and other fossil fuels), alternative energy (such as uranium, coal, hydrogen, wind, solar and fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint and tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum and diamonds), and agricultural products (grains and other foods, seeds, fertilizers and water).

Net Asset Value (“NAV”) — The market value of a fund share. For the Funds, this value is net of all expenses. The NAV is calculated after the close of the exchanges and markets each day by taking the closing market value of all securities owned

174 | GuideStone Funds Prospectus

plus all other assets such as cash, subtracting liabilities, then dividing the result (total net assets) by the total number of shares outstanding.

Options — An instrument that provides for an investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date. There are several different types of options, which may include interest rate options, yield curve options and options on mortgage-backed securities. Interest rate options are a type of option that provides the owner the right to purchase or sell U.S. government securities or index-based options. Yield curve options and options on stock indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. Options on mortgage-backed securities entitle the holder to purchase or sell mortgage-backed securities, which are fixed-income investments that generate interest revenue through pools of home loan mortgages.

Passive Management — A style of investment management that seeks to attain performance equal to the market or a particular index. In pure index funds, no judgments are made about future market movements, although more sophisticated managers usually offer tilted portfolios.

Political Risk — Risk associated with uncertain political environments when investing in foreign securities. Political risks tend to be greater in emerging markets relative to developed markets.

Prepayment Risk — Prepayment is the activity of repaying principal prior to its stated maturity date. Prepayments of certain fixed-income securities, such as mortgage-backed securities, are subject to prepayment risk. Prepayments generally increase when interest rates fall, resulting in a risk that principal is reinvested at lower interest rates.

Price-to-Book (“P/B”) Ratio — The weighted average of the P/B ratios of all the stocks in a fund’s portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company’s assets, while a low P/B ratio indicates the stock is relatively cheap.

Price-to-earnings (“P/E”) Ratio — A stock’s market price divided by its current or estimated future earnings per share. A fundamental measure of the attractiveness of a particular security versus all other securities as determined by the investing public. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. The lower the ratio relative to the average of the stock market, the lower the (market’s) profit growth expectations.

Principal — Face amount of a debt instrument on which interest is either owed or earned.

Real Estate Investment Trust (“REIT”) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not subject to federal income tax on net income and gains that are distributed to shareholders, provided they comply with certain requirements of the Code.

REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Real Return — An inflation-adjusted return, that is total return reduced by the expected impact of inflation. It is the return that when compounded with inflation gives the nominal return for the same security.

Record Date — Date on which a shareholder must officially own shares in order to be entitled to a dividend.

Rule 2a-7 — Rule under the Investment Company Act of 1940, as amended, which allows for the use of the amortized cost method of accounting as long as the portfolio adheres to certain parameters related to credit quality, security type, liquidity and maturity. The Money Market Fund adheres to the requirements of Rule 2a-7.

GuideStone Funds Prospectus | 175

Securities and Exchange Commission (“SEC”) — An organization created by an act of Congress, entitled the “Securities Exchange Act of 1934.” The SEC is an independent bipartisan, quasi-judicial agency of the U.S. government. The laws administered by the SEC relate in general to the field of securities and finance and seek to provide protection for investors and the public in their securities transactions.

Securities Lending — A program of lending eligible securities from the portfolios to approved borrowers in return for a fee.

Select Funds — Funds that directly invest in different types of fixed-income obligations, stocks or other investments to meet their respective investment objectives. Seventeen (eight equity, four bond, four real assets and one money market) separate Select Funds are offered through GuideStone Funds. The majority of the Select Funds use a multi-manager approach by combining different investment management firms (Sub-Advisers) within a single Select Fund.

Standard Deviation — A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.

Swap Agreements — An agreement between two or more parties to exchange sets of cash flows over a period in the future. Basic types of swaps are interest rate swaps, credit default swaps and currency swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A credit default swap is a type of insurance against default by an issuer where the owner of the protection pays an annual premium to the seller of the protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. Currency swaps involve the exchange of the rights of a fund and another party to make or receive payments in specific currencies.

Swaption — An option to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption.

Total Return — Return on an investment including both appreciation/(depreciation) and interest or dividends.

Transfer Agent — The agent that processes and records purchases and sales of Fund shares for all classes. BNY Mellon serves as the transfer agent for the Funds.

Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

Weighted Average Life Maturity — Weighted average life portfolio maturity is measured without reference to any Rule 2a-7 provision that otherwise would permit the Money Market Fund to shorten the maturity of an adjustable-rate security by reference to its interest rate reset dates.

Weighted Average Market Cap — The weighted average is computed by weighing each company’s market capitalization by the market value of the securities in the fund. Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.

Weighted Average Maturity — The weighted average is computed by weighing each security’s maturity date by the market value of the security in the Money Market Fund.

Yankee Bond — A foreign bond denominated in U.S. dollars and traded in the United States by a foreign domiciled issuer. U.S. investors may purchase the securities of foreign issuers without being subject to price swings caused by variations in currency exchange rates. Yankee bond prices are influenced primarily by changes in U.S. interest rates and the financial condition of the issuer. In most instances, issuers of yankee bonds are required to register with the SEC.

Yield Curve — A visual representation of the term structure of interest rates by plotting the yields of all bonds of the same quality within maturities ranging from the shortest to the longest available. It shows the relationship between bond yields and maturity lengths. A normal or positive yield curve signifies higher interest rates for long-term investment, while a negative or downward curve indicates higher short-term rates.

176 | GuideStone Funds Prospectus

Yield Spreads — A difference in yield between various issues of securities.

Yield to Maturity — The yield provided by a bond that is held to its maturity date, taking into account both interest payments and capital gains or losses.

GuideStone Funds Prospectus | 177

For more information

You can learn more about the Funds by requesting the following free documents:

Statement of Additional Information ("SAI"): Provides additional information about the Funds' policies, investment restrictions, risks and business structure. The SAI is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Contains performance data and information on portfolio holdings for the last completed fiscal year or half year. The Annual Report also contains the auditor's report and a discussion by management of the market conditions and investment strategies that significantly affected the Funds' performance.

If you have questions, need information about your plan account or would like to request these free documents, contact your employer, your plan administrator or GuideStone Financial Resources by phone at **1-888-GS-FUNDS** (1-888-473-8637) 7 a.m. to 6 p.m. CST, Monday through Friday or by mail at:

GuideStone Funds
2401 Cedar Springs Road
Dallas, TX 75201-1498

Visit our website at *GuideStoneFunds.com* to access the Prospectus, SAI and Annual/Semi-Annual Reports.

You may also get free copies by:

- Accessing them on the EDGAR Database on the SEC's website — *sec.gov.*
- Reviewing and copying them at the SEC's Public Reference Room in Washington, D.C. — Call (202) 551-8090.
- Requesting copies (you will be charged a duplicating fee) by writing the Public Reference Section of the SEC, Washington, D.C. 20549–1520 or via electronic request by emailing *publicinfo@sec.gov.*

(SEC File No. 811-10263)

GuideStone Funds

2401 Cedar Springs Road, Dallas, TX 75201-1498
1-888-GS-FUNDS • *GuideStoneFunds.com*

Funds distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

© 2016 GuideStone Funds 27298 05/16 2318